[front cover]
                                                                 MARCH 31, 1999

ANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

-----------------------
SHORT-TERM TREASURY
INTERMEDIATE-TERM TREASURY
LONG-TERM TREASURY

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

AMERICAN CENTURY KEEPS WITH TRADITION
--------------------------------------------------------------------------------

FOLLOWING BENHAM'S FOOTSTEPS

On March 1, we made it easier for you to do business with us. We simplified our organizational structure by eliminating the venerable Benham and Twentieth Century names, and putting all our funds under American Century. The name change will not affect your funds' investment management--the proven Benham investment philosophy, experienced portfolio management teams, and legacy of innovation and high-quality performance remain.

CONSISTENT, SOLID PERFORMANCE--We'll continue to adhere to the investment practices that have helped our fixed-income funds perform so well over the years. In 1998, two-thirds of American Century bond funds beat their peer group average, according to Lipper, Inc.

CONSISTENT INVESTMENT PHILOSOPHY--American Century fixed-income funds will continue to offer a "pure play" on their sector of the market, as they did under Benham.

CONTINUITY OF THE MANAGEMENT TEAM--The investment process is not all that remains the same; we've retained our core team of experienced fixed-income portfolio managers.

    * Experience--The more than 35 fixed-income investment professionals at American Century have an average of nine years of investment management experience.

    * Bigger and better--Since American Century was formed, we've doubled the size of the original Benham management team in our Mountain View, California office.

TRADITION OF INNOVATION--Like Benham before it, American Century is a leader in fixed-income fund innovation. For example, we introduced a total of four new fixed-income funds in the last three years, including the first no-load inflation-adjusted bond fund.

We continue to run our fixed-income operation from our offices in Mountain View, California, which is also home to our walk-in Investor Center.

We look forward to continuing to meet your fixed-income investment needs in the Benham tradition.

WHAT'S NEW . . .

     We now classify our funds in easy-to-remember categories based on objective and risk. The four objective categories are: CAPITAL PRESERVATION, INCOME, GROWTH AND INCOME, and GROWTH. The three risk categories are: CONSERVATIVE, MODERATE, and AGGRESSIVE. This new classification system makes it easier for investors to identify which funds are right for them.

     Turn to the inside back cover of this report to see a list of the funds classified by objective and risk. For definitions of the fund categories, see the Glossary.

Past performance is no guarantee of future results.

[left margin]

SHORT-TERM TREASURY
(BSTAX)
------------------------------

INTERMEDIATE-TERM TREASURY
(CPTNX)
------------------------------

LONG-TERM TREASURY
(BLAGX)
------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     The U.S. Treasury bond market experienced a remarkable reversal during the year ended March 31, 1999. When we last addressed you in the semiannual report for Short-, Intermediate-, and Long-Term Treasury, yields had just plunged as investors rushed to the relative safety and liquidity of Treasury securities.
Investors were spooked by global economic and financial turmoil, which also motivated the Federal Reserve (the U.S. central bank) to cut short-term interest rates to bolster a seemingly vulnerable U.S. economy and help stabilize markets worldwide.

     The Fed's actions helped turn things around. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had rebounded. As a result, investors moved out of Treasurys into stocks and higher-yielding bonds. Yields rose, though they still remained significantly lower than they were a year earlier.

     It was also an exciting period at American Century. In March, we consolidated all our funds under the American Century name. Though we are proud of the venerable Twentieth Century and Benham names, we believe the change makes it simpler for you to identify your funds.

     We also reclassified all 71 of our funds based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     In addition, we've made some enhancements to our Web site (at www.americancentury.com). Among the new features are daily fund information, including return and price data, market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, here's our latest Year 2000 Readiness Disclosure. Our critical systems have been renovated, tested, and returned to production. We continue to test these systems, as well as participate in industry-wide tests with our business partners.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

[right margin]

                 Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
SHORT-TERM TREASURY
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Schedule of Investments ................................................    8
INTERMEDIATE-TERM TREASURY
   Performance Information ................................................    9
   Management Q&A .........................................................   10
   Portfolio at a Glance ..................................................   10
   Schedule of Investments ................................................   13
LONG-TERM TREASURY
   Performance Information ................................................   14
   Management Q&A .........................................................   15
   Portfolio at a Glance ..................................................   15
   Schedule of Investments ................................................   18
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   19
   Statements of Operations ...............................................   20
   Statements of Changes
      in Net Assets .......................................................   21
   Notes to Financial
      Statements ..........................................................   22
   Financial Highlights ...................................................   26
   Report of Independent
      Accountants .........................................................   32
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   33
   Background Information
      Investment Philosophy
         and Policies .....................................................   34
      Comparative Indices .................................................   34
      Lipper Rankings .....................................................   34
      Investment Team
         Leaders ..........................................................   34
   Glossary ...............................................................   35


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* U.S. Treasury and agency bonds posted positive returns for the year ended March 31, 1999, despite severe market volatility.

* Treasurys rallied during the late summer and early fall of 1998 in response to global economic and financial turmoil.

* Global instability also prompted the Federal Reserve to cut short-term interest rates for the first time in three years.

* The Fed's actions helped stabilize world financial markets, restored investor confidence, and triggered a rebound by the U.S. stock market.

*   As the  global  economy  strengthened,  investors  began  to  switch  out of
    Treasurys  and  back  into  stocks  and   higher-yielding   bonds.   Agencys
    outperformed Treasurys during the first quarter of 1999.

SHORT-TERM TREASURY

* The fund's one-year return fell just short of the average total return of its Lipper peer group.

* Short-Term Treasury's duration was more conservative than that of the average short-term Treasury fund.

* Because the fund had a relatively short duration, it outperformed its Lipper peer group when rates rose and underperformed when rates declined.

* The portfolio's Treasury holdings increased a little and its agency exposure declined a bit because some agency holdings were "called" away prior to maturity.

* We'll likely keep the fund's duration position relatively short, with the bulk of assets remaining in "off-the-run" (older) Treasurys.

INTERMEDIATE-TERM TREASURY

* The fund's one-year return stayed slightly ahead of the average total return of its Lipper peer group.

* A slightly long duration helped Intermediate-Term Treasury capture extra price appreciation when interest rates declined in the third quarter of last year. But the longer duration detracted from performance when rates rebounded in the fourth quarter.

*   We  tempered  the  long  duration   stance  at  the  beginning  of  1999  in
    anticipation of higher Treasury yields, which indeed rose dramatically.

*   We sold our agency holdings and invested the proceeds in Treasurys.

* In anticipation of a flatter Treasury yield curve, we plan to "barbell" the portfolio--overweight the short and long ends and underweight the middle.

* We're also likely to maintain a slightly shorter duration, given that interest rates don't appear likely to decline dramatically. We'll also continue our emphasis on Treasurys until agencys offer higher relative yields.

LONG-TERM TREASURY

* The fund's one-year return was in line with the general performance of long-term U.S. Treasury bonds.

* Long-Term Treasury outperformed its Lipper peer group for the year because of its relatively long duration and a below-average expense ratio.

* We shortened the portfolio's duration in January 1999 in anticipation of higher Treasury yields.

* We plan to keep duration around 10 years and maintain the fund's heavy weighting toward Treasury bonds.

[left margin]

             SHORT-TERM TREASURY(1)
                      (BSTAX)
TOTAL RETURNS:                     AS OF 3/31/99
    6 Months                            1.15%(2)
    1 Year                                 5.60%
30-DAY SEC YIELD:                          4.66%
INCEPTION DATE:                           9/8/92
NET ASSETS:                     $64.9 million(3)

          INTERMEDIATE-TERM TREASURY(1)
                      (CPTNX)
TOTAL RETURNS:                     AS OF 3/31/99
    6 Months                           -1.76%(2)
    1 Year                                 6.09%
30-DAY SEC YIELD:                          4.83%
INCEPTION DATE:                          5/16/80
NET ASSETS:                    $441.6 million(3)

              LONG-TERM TREASURY(1)
                      (BLAGX)
TOTAL RETURNS:                     AS OF 3/31/99
    6 Months                           -4.93%(2)
    1 Year                                 6.33%
30-DAY SEC YIELD:                          5.46%
INCEPTION DATE:                           9/8/92
NET ASSETS:                    $140.1 million(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  Includes Investor and Advisor Classes.

See Total Returns on pages 4, 9, and 14. Investment terms are defined in the Glossary on pages 35-36.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, chief investment officer of fixed income

VOLATILE BUT POSITIVE PERFORMANCE

     U.S. Treasury and agency securities posted positive returns during the year ended March 31, 1999 (see the accompanying return table), despite some jarring reversals in economic expectations. Bond yields fell initially in response to global economic turmoil. But yields rose later when the crises proved less troublesome than originally feared.

INVESTORS SEEK SAFETY

     Until last summer,  the U.S.  bond  outlook  wasn't  especially  promising.
Investors  worried  that  strong  U.S.  economic  growth  in 1998  might  ignite inflation. That changed dramatically last July when protracted economic and financial problems in Asia and Latin America threatened to dampen global economic growth. Defensive-minded investors sought refuge in U.S. Treasury bonds, historically viewed as some of the safest and most liquid investments during times of crisis. In addition, to stem the expanding global credit and financial crisis and boost the U.S. economy, the Federal Reserve lowered short-term interest rates three times last fall. By October, long-term Treasury yields had fallen to their lowest levels in nearly 30 years (see the accompanying yield curves graph). Treasurys were an effective portfolio diversifier when investor confidence and global equity values plummeted as well.

INVESTOR SENTIMENT SHIFTS AGAIN

     By late 1998, the Fed's actions seemed to have achieved their intended result. The pace of U.S. economic growth accelerated, and troubled economies overseas appeared more stable. Amid a more upbeat world economic view, investor demand for the safety of U.S. Treasurys began to fade. Instead, investors increasingly favored investments with higher yields and better total return potential, causing Treasury prices to fall and Treasury yields to rise. However, Treasurys didn't give up all of their earlier price gains.

YIELD SPREADS WIDEN, THEN NARROW

     The performance of agency securities ran counter to Treasurys. While Treasurys rallied strongly in the fall, government agency securities languished, causing the yield difference (spread) between Treasurys and agencys to widen. Agencys typically have higher yields than Treasurys (because they're slightly less liquid and have a little more credit risk), and these differences were exacerbated by the global financial crisis.

     However, growing investor optimism at the end of 1998 helped reverse that trend. Rather than safety, investors focused on higher yields, which agencys offered. As a result, agencys outpaced Treasurys during the first three months of 1999.

[right margin]

"U.S. TREASURY AND AGENCY SECURITIES POSTED POSITIVE RETURNS DURING THE YEAR ENDED MARCH 31, 1999, DESPITE SOME JARRING REVERSALS IN ECONOMIC EXPECTATIONS."

BOND INDEX RETURNS
FOR THE YEAR ENDED MARCH 31, 1999
   SALOMON BROTHERS 1- TO 3-YEAR
      TREASURY/AGENCY INDEX             6.10%
   SALOMON BROTHERS 3- TO 10-YEAR
      TREASURY INDEX                    7.10%
   SALOMON BROTHERS LONG-TERM
      TREASURY/AGENCY INDEX             6.92%

Source: Russell/Mellon Analytical Services

[line graph - data below]

SHIFTING TREASURY YIELD CURVES

                     3/31/98         10/5/98         3/31/99
YEARS TO MATURITY
1                     5.52%           4.35%           4.91%
2                     5.57%           4.06%           5.04%
3                     5.62%           4.13%           5.12%
4                     5.64%           4.22%           5.21%
5                     5.62%           4.07%           5.13%
6                     5.67%           4.08%           5.27%
7                     5.71%           4.09%           5.40%
8                     5.69%           4.08%           5.33%
9                     5.67%           4.07%           5.27%
10                    5.65%           4.07%           5.21%
11                    5.69%           4.18%           5.31%
12                    5.73%           4.30%           5.41%
13                    5.77%           4.42%           5.51%
14                    5.84%           4.54%           5.62%
15                    5.87%           4.65%           5.72%
16                    5.89%           4.69%           5.76%
17                    5.91%           4.74%           5.80%
18                    5.93%           4.79%           5.84%
19                    5.95%           4.84%           5.88%
20                    5.99%           4.88%           5.91%
21                    5.99%           4.89%           5.90%
22                    5.99%           4.91%           5.89%
23                    6.00%           4.93%           5.89%
24                    6.00%           4.95%           5.88%
25                    6.01%           4.97%           5.87%
26                    6.00%           4.92%           5.84%
27                    5.98%           4.87%           5.80%
28                    5.97%           4.82%           5.76%
29                    5.96%           4.77%           5.72%
30                    5.94%           4.71%           5.68%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


Short-Term Treasury--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                                 INVESTOR CLASS (INCEPTION 9/8/92)                           ADVISOR CLASS (INCEPTION 10/6/97)
                   SHORT-TERM   SALOMON 1- TO 3-YR.      SHORT U.S. TREASURY FUNDS(3)       SHORT-TERM   SALOMON 1- TO 3-YR.
                    TREASURY   TREAS./AGENCY INDEX(2)   AVERAGE RETURN   FUND'S RANKING      TREASURY   TREAS./AGENCY INDEX(2)
6 MONTHS(1)           1.15%           1.37%                 0.65%              --              1.02%           1.37%
1 YEAR                5.60%           6.10%                 5.65%         12 OUT OF 25         5.34%           6.10%
==========================================================================================================================
AVERAGE ANNUAL RETURNS
==========================================================================================================================
3 YEARS               5.70%           6.30%                 5.80%         10 OUT OF 18          --              --
5 YEARS               5.53%           6.18%                 5.80%          9 OUT OF 15          --              --
LIFE OF FUND          4.96%           5.52%(4)             5.10%(4)       5 OUT OF 8(4)        5.32%          6.02%(5)

(1)  Returns for periods less than one year are not annualized.

(2) The fund's benchmark was changed from the Lehman 1- to 3-Year Government Index to the Salomon Brothers 1- to 3-Year Treasury/Agency Index. In future reports, only the Salomon Brothers Index will be used for fund performance comparisons.

(3)  According to Lipper Inc., an independent mutual fund ranking service.

(4) Since 9/30/92, the date nearest the class's inception for which data are available.

(5) Since 10/31/97, the date nearest the class's inception for which data are available.

See pages 33-35 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 3/31/99 Salomon 1- to 3-Year
   Treasury/Agency Index      $14,255
Lehman 1- to 3-Year
   Govt. Index                $14,190
Short-Term Treasury           $13,697

               Short-Term        Salomon 1- to 3-Year     Lehman 1- to 3-Year
                Treasury         Treasury/Agency Index        Govt. Index
DATE              VALUE                  VALUE                  VALUE
9/30/92          $10,000                $10,000                $10,000
12/31/92          $9,992                $10,022                $10,021
3/31/93          $10,247                $10,236                $10,238
6/30/93          $10,355                $10,351                $10,352
9/30/93          $10,480                $10,498                $10,494
12/31/93         $10,525                $10,562                $10,561
3/31/94          $10,468                $10,510                $10,509
6/30/94          $10,466                $10,515                $10,509
9/30/94          $10,553                $10,616                $10,614
12/31/94         $10,541                $10,672                $10,615
3/31/95          $10,872                $11,022                $10,968
6/30/95          $11,187                $11,369                $11,315
9/30/95          $11,334                $11,534                $11,484
12/31/95         $11,589                $11,819                $11,766
3/31/96          $11,602                $11,867                $11,811
6/30/96          $11,689                $11,989                $11,935
9/30/96          $11,862                $12,188                $12,135
12/31/96         $12,066                $12,416                $12,364
3/31/97          $12,138                $12,501                $12,443
6/30/97          $12,381                $12,773                $12,720
9/30/97          $12,604                $13,024                $12,970
12/31/97         $12,803                $13,244                $13,187
3/31/98          $12,974                $13,435                $13,375
6/30/98          $13,160                $13,641                $13,581
9/30/98          $13,546                $14,062                $13,997
12/31/98         $13,627                $14,168                $14,104
3/31/99          $13,697                $14,255                $14,190

$10,000 investment made 9/30/92*

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Salomon 1- to 3-Year Treasury/Agency Index and the Lehman 1- to 3-Year
Government Index are provided for comparison in the Growth of $10,000 graph. Short-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)
                    Short-Term       Salomon 1- to 3-Year
                     Treasury       Treasury/Agency Index
DATE                  RETURN               RETURN
3/31/93*               2.45%                2.37%
3/31/94                2.16%                2.67%
3/31/95                3.85%                4.35%
3/31/96                6.71%                7.66%
3/31/97                4.62%                5.34%
3/31/98                6.89%                7.47%
3/31/99                5.60%                6.10%

* From 9/30/92 (the date nearest the class's inception for which index data are available).


4      1-800-345-2021


Short-Term Treasury--Q&A
--------------------------------------------------------------------------------
/photo of Newlin Rankin/

     An interview with Newlin Rankin, a portfolio manager on the American Century government bonds investment team.

HOW DID SHORT-TERM TREASURY PERFORM DURING THE YEAR ENDED MARCH 31, 1999?

     The fund provided a total return of 5.60%.* The fund's results fell just short of the 5.65% average total return of 25 "Short U.S. Treasury Funds" tracked by Lipper Inc. (See the previous page for additional performance comparisons.)

WHY WAS THE FUND'S BENCHMARK CHANGED FROM THE LEHMAN 1- TO 3-YEAR GOVERNMENT INDEX TO THE SALOMON BROTHERS 1- TO 3-YEAR TREASURY/AGENCY INDEX?

     The Salomon Brothers index, unlike the Lehman index, provides a daily breakdown of its individual bond holdings and their prices. This allows us much more accurate tracking of the benchmark and consequently more exact modeling of Short-Term Treasury's portfolio.

HOW DID YOU POSITION THE PORTFOLIO?

     We kept Short-Term Treasury's duration under two years for most of the period, which was a more conservative position than the one employed by the average short-term Treasury fund. (Duration is a measure of a bond portfolio's interest rate sensitivity; the longer the duration, the more a bond fund's share price will rise or fall when rates change.)

     A portfolio with a duration of two years will experience about a 2% increase in value when interest rates decline 100 basis points (1.00%--a basis point equals 0.01%). By contrast, a portfolio with a duration of three years would have enjoyed a 3% increase in value under the same interest rate conditions.

     Because the fund had a relatively short duration, it outperformed its Lipper peer group when rates rose and bond values fell--as they did during much of the first quarter of 1999--and underperformed when rates declined and bond prices rallied--as they did last fall.

WHAT CHANGES DID YOU MAKE TO SHORT-TERM TREASURY'S ASSET ALLOCATION DURING THE PAST SIX MONTHS?

     Our Treasury holdings increased a bit and our agency holdings declined, primarily because some agency holdings were "called" away from us prior to maturity. Calls generally occur in falling interest rate environments when

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"BECAUSE THE FUND HAD A RELATIVELY SHORT DURATION, IT OUTPERFORMED ITS LIPPER PEER GROUP WHEN RATES ROSE. . . AND UNDERPERFORMED WHEN RATES DECLINED."

PORTFOLIO AT A GLANCE
                              3/31/99           3/31/98
NUMBER OF SECURITIES             8                16
WEIGHTED AVERAGE
  MATURITY                    2.2 YRS           1.7 YRS
AVERAGE DURATION              2.1 YRS           1.5 YRS
EXPENSE RATIO (FOR
  INVESTOR CLASS)              0.51%             0.55%

YIELD AS OF MARCH 31, 1999
                             INVESTOR            ADVISOR
                               CLASS              CLASS
30-DAY SEC YIELD               4.66%             4.41%

Investment terms are defined in the Glossary on pages 35-36.


                                                  www.americancentury.com      5



Short-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

bond issuers can refinance their debt at lower rates. We redeployed the proceeds from the called agency bonds into Treasurys. That's why the fund's agency position fell to 16% as of March 31, 1999, while its Treasury exposure grew to 79% (see the chart at left).

     To help immunize the portfolio from inopportune calls, we actively looked for non-callable bonds, which can't be redeemed by the issuer prior to their original maturity date. Besides having to reinvest money from called bonds at lower rates, investors tend to dislike callable bonds because their prices typically lag during market rallies.

     The first dates when issuers may call bonds are specified in the prospectus of every security that has a call provision. The market tends to price callable bonds based on that first available call date. In effect, that means a call feature can shorten a bond's duration, which can prevent it from receiving the full benefit of a market rally.

WHAT OTHER TYPES OF AGENCY SECURITIES DID YOU FAVOR?

     We typically invested in bonds issued by large, well-known government issuers such as the Federal Farm Credit Bank and the Federal Home Loan Bank. Those securities tend to be more liquid--more easily bought and sold--than those issued by smaller, less well- known entities.

WHAT CHOICES DID YOU MAKE IN THE TREASURY SECTOR?

     We emphasized older  securities,  known as "off-the-run"  Treasurys.  These
securities   typically  have  slightly   higher   yields--and   more  attractive
prices--than the most recently issued, or "on-the-run," Treasurys.

     Unfortunately, off-the-run Treasurys underperformed newer securities throughout the final months of 1998. As global uncertainty prompted more investors to buy Treasurys, they flocked to more liquid, on-the-run securities. The yield difference--or spread--between the on-the-run two-year bond and the previous issue widened from nothing in July to 20 basis points in October. As a result, we were able to invest in older short-term Treasurys at attractive yields.

     In the first quarter of 1999, off-the-run securities gained some ground on more recently issued Treasurys as the yield spread between the two tightened. Increasing confidence in the global economy caused bond investors to gravitate toward any bonds--including off-the-run Treasurys--that offered more yield.

[left margin]

"OUR TREASURY HOLDINGS INCREASED A BIT AND OUR AGENCY HOLDINGS DECLINED, PRIMARILY BECAUSE SOME AGENCY HOLDINGS WERE 'CALLED' AWAY FROM US PRIOR TO MATURITY."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF MARCH 31, 1999
Treasury Notes              78%
Agency Notes                16%
Agency Discount Notes        5%
STRIPS                       1%

AS OF SEPTEMBER 30, 1998
Treasury Notes              74%
Agency Notes                22%
Repos                        3%
STRIPS                       1%

Security types are defined on pages 35-36.


6      1-800-345-2021


Short-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT IS YOUR OUTLOOK FOR INTEREST RATES?

     We think interest rates will remain roughly where they are now, although they are likely to bounce around a bit in response to the latest economic news. The U.S. economy remains strong, and Asian and Latin American economies seem to be improving.

     In light of brisk domestic economic growth, we believe there's little need for the Federal Reserve to lower interest rates. On the other hand, inflation is nearly non-existent, so there doesn't seem to be much evidence to support an interest rate hike either. Furthermore, U.S. rates remain high relative to those in other parts of the world.

     A Fed rate increase would boost the value of the U.S. dollar and further destabilize already weak foreign currencies. Unless U.S. economic growth slows substantially or inflation picks up significantly, we believe interest rates will remain relatively stable.

WITH THAT OUTLOOK IN MIND, WHAT'S YOUR STRATEGY GOING FORWARD?

     We're likely to keep duration relatively short, around two years. That's what we typically do when there's little evidence that rates are poised to move significantly higher or lower. But we'll make adjustments if we think there's a compelling reason for interest rates to make a big move.

     We also plan to maintain the fund's current asset allocation, with the bulk of assets in off-the-run Treasurys and the remainder in higher-yielding, non-callable agency securities. We'll continue to look for attractive opportunities to selectively add agency securities as a way to boost the fund's yield.

[right margin]

"WE TYPICALLY INVESTED IN BONDS ISSUED BY LARGE, WELL-KNOWN GOVERNMENT ISSUERS SUCH AS THE FEDERAL FARM CREDIT BANK AND THE FEDERAL HOME LOAN BANK."

[pie charts - data below]

PORTFOLIO COMPOSITION BY AGENCY HOLDINGS

AS OF MARCH 31, 1999
Federal Home Loan Bank          69%
Federal Farm Credit Bank        31%

AS OF SEPTEMBER 30, 1998
Federal Home Loan Bank          49%
Federal Farm Credit Bank        33%
Student Loan Marketing Assoc.   18%


                                                  www.americancentury.com      7


Short-Term Treasury--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES--79.2%
             $    750,000  U.S. Treasury STRIPS, 6.03%,
                              5/15/99(1)                          $   745,803
                8,000,000  U.S. Treasury Notes, 8.75%,
                              8/15/00                               8,397,643
               40,000,000  U.S. Treasury Notes, 7.50%,
                              11/15/01                             42,344,705
                                                                 -------------
TOTAL U.S. TREASURY SECURITIES                                     51,488,151
                                                                 -------------
   (Cost $51,491,352)

U.S. GOVERNMENT AGENCY SECURITIES--15.9%
                1,000,000  FFCB MTN, 6.125%, 10/22/99               1,006,574
                3,000,000  FFCB MTN, 8.90%, 6/6/00                  3,127,232
                2,100,000  FHLB, 6.06%, 7/28/00                     2,124,128
                4,000,000  FHLB, 5.97%, 12/11/00                    4,052,863
                                                                 -------------

TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                  10,310,797
                                                                 -------------
   (Cost $10,204,815)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES--4.9%
             $  3,190,000  FHLB Discount Notes, 4.80%,
                              4/1/99(2)                           $ 3,190,000
                                                                 -------------
   (Cost $3,190,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $64,988,948
                                                                 =============
   (Cost $64,886,167)

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

MTN = Medium Term Note

STRIPS = Separate Trading of Registered Interest or Principal of Securities

(1)  Zero-coupon   bond.  The  yield  to  maturity  at  purchase  is  indicated.
     Zero-coupon bonds are purchased at a substantial discount from their value at maturity.

(2)  Rate indicated is the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


8      1-800-345-2021


Intermediate-Term Treasury--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                                       INVESTOR CLASS (INCEPTION 5/16/80)                        ADVISOR CLASS (INCEPTION 10/9/97)
                     INTERMEDIATE-    SALOMON 3- TO 10-   INTERMEDIATE U.S. TREASURY FUNDS(2)   INTERMEDIATE-   SALOMON 3- TO 10-
                     TERM TREASURY   YEAR TREASURY INDEX   AVERAGE RETURN   FUND'S RANKING      TERM TREASURY   YEAR TREASURY INDEX
6 MONTHS(1)             -1.76%            -1.52%              -1.62%               --               -1.88%           -1.52%
1 YEAR                   6.09%             7.10%               6.05%           8 OUT OF 14           5.83%            7.10%
===============================================================================================================================
AVERAGE ANNUAL RETURNS
===============================================================================================================================
3 YEARS                  7.02%             7.63%               6.82%           5 OUT OF 10            --               --
5 YEARS                  6.59%             7.26%               6.57%           4 OUT OF 8             --               --
10 YEARS                 7.88%             8.41%               7.90%           2 OUT OF 3             --               --
LIFE OF FUND             8.66%            9.67%(3)             8.66%           1 OUT OF 1            6.65%          7.08%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 5/31/80, the date nearest the class's inception for which data are available.

(4) Since 10/31/97, the date nearest the class's inception for which data are available.

See pages 33-35 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 3/31/99
Salomon 3- to 10-Year
   Treasury Index                $22,420
Intermediate-Term Treasury       $21,359

                   Intermediate-Term    Salomon 3- to 10-Year
                       Treasury            Treasury Index
DATE                    VALUE                  VALUE
3/31/89                $10,000                $10,000
3/31/90                $11,061                $11,127
3/31/91                $12,343                $12,453
3/31/92                $13,567                $13,759
3/31/93                $15,243                $15,431
3/31/94                $15,523                $15,789
3/31/95                $16,073                $16,468
3/31/96                $17,426                $17,981
3/31/97                $18,132                $18,766
3/31/98                $20,134                $20,933
3/31/99                $21,359                $22,420

$10,000 investment made 3/31/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Salomon 3- to 10-Year Treasury Index is provided for comparison in each graph. Intermediate-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED MARCH 31)
                Intermediate-Term     Salomon 3- 10-Year
                     Treasury           Treasury Index
DATE                  RETURN               RETURN
3/31/90               10.61%               11.27%
3/31/91               11.59%               11.91%
3/31/92                9.92%               10.49%
3/31/93               12.35%               12.15%
3/31/94                1.84%                2.32%
3/31/95                3.54%                4.30%
3/31/96                8.42%                9.18%
3/31/97                4.05%                4.37%
3/31/98               11.04%               11.55%
3/31/99                6.09%                7.10%


                                                  www.americancentury.com      9


Intermediate-Term Treasury--Q&A
--------------------------------------------------------------------------------
/photo of Bob Gahagan/

     An interview with Bob Gahagan, a portfolio manager on the American Century government bonds investment team.

HOW DID INTERMEDIATE-TERM TREASURY PERFORM DURING THE YEAR ENDED MARCH 31, 1999?

     The fund returned 6.09%,* roughly in line with the 6.05% average return of the 14 "Intermediate U.S. Treasury Funds" tracked by Lipper Inc. (See the previous page for additional performance comparisons.)

WHAT WERE SOME OF THE KEY FACTORS BEHIND THE FUND'S PERFORMANCE?

     Duration management was the main contributor to Intermediate-Term Treasury's performance. Duration measures a portfolio's interest rate sensitivity. Funds with longer durations incur more share price changes in response to interest rate movements. Conversely, shorter-duration funds are less sensitive to changing rates.

     From April through December of last year, we maintained a slightly long duration. That helped the fund capture extra price appreciation when interest rates and Treasury yields declined in the third quarter. But by mid-October, interest rates started to climb, and the fund's longer duration detracted somewhat from performance during the fourth quarter.

     The fund's holdings in government agency securities during the third quarter also affected performance. Agency securities underperformed Treasurys during the quarter.

WHAT ADJUSTMENTS HAVE YOU MADE TO INTERMEDIATE-TERM TREASURY'S DURATION SINCE DECEMBER?

     As we entered the new year, we tempered our long duration stance in anticipation of higher Treasury yields. That outlook stemmed from several developments. First, the worst of the global financial crisis seemed to be behind us. That belief fueled the U.S. stock market's recovery, which boosted consumer confidence and relieved fears that U.S. economic growth would be derailed.

     The introduction of a new unified European currency--the "euro"--also posed a threat to Treasury bond demand. We feared that investors would pare back dollar-denominated Treasurys and buy euro-denominated bonds. Our more defensive duration positioning proved beneficial because interest rates and Treasury yields did in fact rise dramatically in February for those reasons and others.

     As of March 31, 1999, the fund's duration was 4.1 years.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"AS WE ENTERED THE NEW YEAR, WE TEMPERED OUR LONG DURATION STANCE IN ANTICIPATION OF HIGHER TREASURY YIELDS."

PORTFOLIO AT A GLANCE
                              3/31/99           3/31/98
NUMBER OF SECURITIES            18                18
WEIGHTED AVERAGE
   MATURITY                   5.5 YRS           6.1 YRS
AVERAGE DURATION              4.1 YRS           4.4 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)             0.51%             0.51%

YIELD AS OF MARCH 31, 1999
                             INVESTOR           ADVISOR
                               CLASS             CLASS
30-DAY SEC YIELD               4.83%             4.57%

Investment terms are defined in the Glossary on pages 35-36.


10      1-800-345-2021


Intermediate-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT MODIFICATIONS DID YOU MAKE TO THE FUND'S ASSET ALLOCATION?

     We sold our agency holdings, investing the proceeds in Treasury securities (see the chart at right). Initially, we favored agency securities because they offered higher yields than comparable maturity Treasurys. Last spring, for example, a 5-year agency security offered about 15-20 basis points (0.15% to 0.20%--a basis point equals 0.01%) more in yield than a 5-year Treasury.

     By October, that spread had doubled in response to global economic and market uncertainty. Faced with growing concerns about Southeast Asia, Latin America, Russia, and hedge fund losses, investors worldwide sought the safe haven of U.S. Treasurys.

     Agency securities, on the other hand, were left behind in this global flight to quality. Even though they carry a AAA credit rating and the backing of the U.S. government, agencys are generally less liquid--less easily bought and sold--and didn't benefit from the same strong demand that favored Treasurys. In addition, the supply of agency securities expanded greatly as agencies issued new debt and refinanced existing debt, which further depressed agency prices and pushed up yields.

     Given our concern about how agencys would perform in reaction to continued global economic turmoil, we used occasional periods of agency market strength to lighten our agency holdings in the late third quarter and early fourth quarter of 1998. In January 1999, the spread between Treasurys and agencys continued to tighten as investors started to favor higher yields over liquidity. That development also afforded us attractive opportunities to sell our remaining holdings. At current spread levels, we favor Treasurys.

WHAT AREAS DID YOU LOOK TO FOR  HIGHER YIELDS?

     Off-the-run, or older, Treasurys became increasingly attractive last fall. In July 1998, the yield difference or "spread" between an off-the-run 30-year Treasury bond and a newly issued 30-year Treasury bond was just 9 basis points. By the end of October 1998, however, that spread had widened to nearly 40 basis points. Amid the uncertainty that plagued the world's financial markets last fall, investors increasingly sought out the most liquid bonds within the Treasury market and often ignored the slightly less liquid, older Treasury securities.

     Given their high yields--and anticipating that the yield spread between older and newer Treasurys would narrow as fears of a global crisis faded--we added to our holdings in off-the-run securities in October. From that point on, yield spreads narrowed and off-the-run Treasurys generally outperformed on-the-run securities.

[right margin]

"WE USED OCCASIONAL PERIODS OF MARKET STRENGTH TO LIGHTEN OUR AGENCY HOLDINGS IN THE LATE THIRD QUARTER AND EARLY FOURTH QUARTER OF 1998."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF MARCH 31, 1999
Treasury Notes              84%
Treasury Bonds              10%
Repos                        6%

AS OF SEPTEMBER 30, 1998
Treasury Notes              49%
Treasury Bonds              28%
Agency Notes                12%
STRIPS                      11%

Security types are defined on pages 35-36.


                                                 www.americancentury.com      11


Intermediate-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHY DID YOU ELIMINATE YOUR HOLDINGS IN ZERO-COUPON BONDS (SHOWN AS STRIPS IN THE BOTTOM CHART ON PAGE 11)?

     Zero-coupon Treasurys (bonds that don't make regular interest payments and are very sensitive to changes in interest rates) outperformed comparable interest-paying Treasurys last fall after we established a zero-coupon bond position.

     Interest rates continued to fall, which benefited our position. Zero-coupon bonds also perform well when short-term yields decline more than long-term yields (in what's known as a "steepening" of the Treasury yield curve), which happened last fall.

     However, we weren't convinced that rates would fall farther or that the yield curve would continue to steepen, so we closed out our zero-coupon position.

WHAT'S YOUR OUTLOOK FOR THE U.S. ECONOMY AND INTEREST RATES?

     We expect that U.S. economic growth will remain healthy. There's a small chance that the economy will slow later this year, but we believe a slowdown will be stymied by the turnaround in other parts of the world. Despite ongoing economic strength, we think inflation will remain relatively subdued. Strong economic growth with little inflation should translate into relatively stable, but probably higher, interest rates and bond yields.

     We also expect the Treasury yield curve to flatten. By that we mean that the difference in yield between shorter-maturity securities and longer-term bonds will decrease when longer-term bond yields rise less than short-term yields. If the U.S. economy continues to grow at a moderate, non-inflationary pace, long-term bond yields could indeed rise less than short-term yields. In addition, the U.S. economy's recent strong performance has generated federal budget surpluses, which allow the U.S. Treasury to issue less debt, especially long-term debt. The Treasury's strategy of issuing fewer long-term bonds should also encourage a flatter curve.

WHAT IS YOUR STRATEGY GOING FORWARD?

     We plan to "barbell" the portfolio. If you think of a barbell, the ends are heavy and the middle is light. In portfolio terms, that means, for example, that we'd have heavy weightings in bonds with maturities of two years or less on the short end and around 10-20 years on the long end. That structure should enable the fund to perform well if we're correct and the yield curve flattens.

     We're also likely to maintain a slightly shorter duration, since we don't expect interest rates or bond yields to come down dramatically enough to warrant a more aggressive stance. We expect to continue our emphasis on Treasurys until agencys offer much higher yields compared with Treasurys than they do now.

[left margin]

"STRONG ECONOMIC GROWTH WITH LITTLE INFLATION SHOULD TRANSLATE INTO RELATIVELY STABLE, BUT PROBABLY HIGHER, INTEREST RATES AND BOND YIELDS."


12      1-800-345-2021


Intermediate-Term Treasury--Sch. of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES--94.4%
             $  4,500,000  U.S. Treasury Notes, 6.25%,
                              10/31/01                            $  4,628,874
                9,400,000  U.S. Treasury Notes, 6.625%,
                              4/30/02                                9,803,336
               11,000,000  U.S. Treasury Notes, 7.50%,
                              5/15/02                               11,738,991
               11,800,000  U.S. Treasury Notes, 6.50%,
                              5/31/02                               12,265,688
               25,500,000  U.S. Treasury Notes, 6.25%,
                              8/31/02                               26,366,312
               26,700,000  U.S. Treasury Notes, 5.75%,
                              10/31/02                              27,216,405
               38,000,000  U.S. Treasury Notes, 5.50%,
                              1/31/03                               38,428,188
               29,000,000  U.S. Treasury Notes, 5.50%,
                              2/28/03                               29,323,452
               24,100,000  U.S. Treasury Notes, 5.50%,
                              3/31/03                               24,375,205
               29,500,000  U.S. Treasury Notes, 5.75%,
                              4/30/03                               30,099,018
               26,900,000  U.S. Treasury Notes, 7.50%,
                              2/15/05                               29,852,205
               33,000,000  U.S. Treasury Notes, 6.50%,
                              5/15/05                               34,991,692
               29,800,000  U.S. Treasury Notes, 6.50%,
                              8/15/05                               31,644,963

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $10,000,000  U.S. Treasury Notes, 7.00%,
                              7/15/06                             $ 10,946,305
               34,400,000  U.S. Treasury Notes, 6.50%,
                              10/15/06                              36,673,197
                7,500,000  U.S. Treasury Notes, 6.125%,
                              8/15/07                                7,856,786
               26,800,000  U.S. Treasury Bonds, 9.125%,
                              5/15/09                               31,069,428
               10,000,000  U.S. Treasury Bonds, 8.50%,
                              2/15/20                               13,082,085
                                                                 --------------
TOTAL U.S. TREASURY SECURITIES                                     410,362,130
                                                                 --------------
   (Cost $416,579,526)

TEMPORARY CASH INVESTMENTS--5.6%
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.90%, dated 3/31/99,
    due 4/1/99 (Delivery value $22,013,996)                         22,011,000
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 4.84%, dated 3/31/99,
    due 4/1/99 (Delivery value $2,436,328)                           2,436,000
                                                                 --------------

TOTAL TEMPORARY CASH INVESTMENTS                                    24,447,000
                                                                 --------------
   (Cost $24,447,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $434,809,130
                                                                 ==============
(Cost $441,026,526)

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      13


Long-Term Treasury--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                                        INVESTOR CLASS (INCEPTION 9/8/92)                 ADVISOR CLASS (INCEPTION 1/12/98)
                       LONG-TERM   SALOMON LONG-TERM     GENERAL U.S. TREASURY FUNDS(2)    LONG-TERM    SALOMON LONG-TERM
                       TREASURY   TREAS./AGENCY INDEX   AVERAGE RETURN   FUND'S RANKING     TREASURY   TREAS./AGENCY INDEX
6 MONTHS(1)             -4.93%         -5.13%              -3.89%             --             -5.05%          -5.13%
1 YEAR                   6.33%          6.92%               5.06%         8 OUT OF 21         6.07%           6.92%
=======================================================================================================================
AVERAGE ANNUAL RETURNS
=======================================================================================================================
3 YEARS                  9.56%          9.92%               7.55%         2 OUT OF 17          --              --
5 YEARS                  9.03%          9.80%               7.67%         3 OUT OF 14          --              --
LIFE OF FUND             8.30%         9.27%(3)            7.54%(3)       2 OUT OF 10(3)      3.81%          5.54%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 9/30/92, the date nearest the class's inception for which data are available.

(4) Since 1/31/98, the date nearest the class's inception for which data are available.

See pages 33-35 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 3/31/99
Salomon Long-Term
   Treasury/Agency Index          $17,788
Long-Term Treasury                $17,061

                      Long-Term          Salomon Long-Term
                       Treasury        Treasury/Agency Index
DATE                    VALUE                  VALUE
9/30/92                $10,000                $10,000
12/31/92               $10,109                $10,106
3/31/93                $10,766                $10,772
6/30/93                $11,319                $11,364
9/30/93                $12,114                $12,071
12/31/93               $11,892                $11,874
3/31/94                $11,074                $11,145
6/30/94                $10,691                $10,848
9/30/94                $10,617                $10,766
12/31/94               $10,792                $10,959
3/31/95                $11,435                $11,662
6/30/95                $12,633                $12,948
9/30/95                $12,908                $13,244
12/31/95               $13,950                $14,350
3/31/96                $12,974                $13,389
6/30/96                $12,951                $13,369
9/30/96                $13,138                $13,576
12/31/96               $13,759                $14,228
3/31/97                $13,316                $13,787
6/30/97                $14,037                $14,546
9/30/97                $14,855                $15,384
12/31/97               $15,790                $16,375
3/31/98                $16,044                $16,634
6/30/98                $16,735                $17,413
9/30/98                $17,945                $18,749
12/31/98               $17,803                $18,568
3/31/99                $17,061                $17,788

$10,000 investment made 9/30/92*

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Salomon Long-Term Treasury/Agency Index is provided for comparison in each graph. Long-Term Treasury's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)
                    Long-Term         Salomon Long-Term
                     Treasury       Treasury/Agency Index
DATE                  RETURN               RETURN
3/31/93*               7.66%                7.72%
3/31/94                2.86%                3.46%
3/31/95                3.25%                4.64%
3/31/96               13.46%               14.81%
3/31/97                2.65%                2.97%
3/31/98               20.48%               20.65%
3/31/99                6.33%                6.92%

* From 9/30/92 (the date nearest the class's inception for which index data are available).


14      1-800-345-2021


Long-Term Treasury--Q&A
--------------------------------------------------------------------------------
/photo of Dave Schroeder/

     An interview with Dave Schroeder, a portfolio manager on the American Century government bonds investment team.

HOW DID LONG-TERM TREASURY PERFORM DURING THE YEAR ENDED MARCH 31, 1999?

     Its total return, 6.33%,* was in line with the general performance of long-term U.S. Treasury bonds. The fund outperformed the 5.06% average return of the 21 "General U.S. Treasury Funds" tracked by Lipper Inc. The fund's benchmark, the Salomon Brothers Long-Term Treasury/Agency Index, returned 6.92% for the year. (See the previous page for additional performance comparisons.)

WHY DID THE FUND OUTPERFORM ITS  PEER GROUP?

     The primary reason for Long-Term Treasury's outperformance was its relatively long duration. A measure of a bond portfolio's interest rate sensitivity, duration can be used to estimate the approximate change in the share price of a bond portfolio given a 1% change in interest rates. For example, the share price of a portfolio with a duration of 10 years would rise approximately 10% in response to a 1% drop in interest rates. The longer the duration, the more the share price of a bond fund will rise or fall when rates change.

     We manage the fund to deliver a pure play on the long end of the government bond market, using the Salomon Brothers Long-Term Treasury/Agency Index as our benchmark. We keep the fund's duration within a year of the duration of the index, which currently is around 10 years. That's longer than the average duration of the general Treasury funds in the Lipper category.

     Having a relatively long duration compared with our Lipper peers was a plus for performance during periods when interest rates declined--such as last autumn and January of 1999--but detracted from performance when rates rose, as they did in February.

     Long-Term Treasury's below-average expense ratio was another reason for the fund's strong relative performance. On March 31, 1999, the fund had an annual expense ratio of 51 basis points (0.51%--a basis point equals 0.01%). The Lipper category average expense ratio was 92 basis points. Other things being equal, lower expenses should translate into higher yields and returns for our shareholders.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE PRIMARY REASON FOR LONG-TERM TREASURY'S OUTPERFORMANCE WAS ITS RELATIVELY LONG DURATION."

PORTFOLIO AT A GLANCE
                             3/31/99          3/31/98
NUMBER OF SECURITIES            9                8
WEIGHTED AVERAGE
   MATURITY                 20.5 YRS          20.3 YRS
AVERAGE DURATION            10.8 YRS          10.5 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)            0.51%             0.54%

YIELD AS OF MARCH 31, 1999
                            INVESTOR           ADVISOR
                              CLASS             CLASS
30-DAY SEC YIELD              5.46%             5.19%

Investment terms are defined in the Glossary on pages 35-36.


                                                 www.americancentury.com      15


Long-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

DID YOU MAKE ANY MODIFICATIONS TO DURATION DURING THE PAST SIX MONTHS?

     Yes, we shortened duration by about half a year in January based on our belief that Treasury yields were headed higher. We felt that the three Treasury note and bond auctions scheduled for early February would expand the supply of Treasurys and potentially put upward pressure on yields. In addition, we were worried that investor sentiment was about to shift.

     In January, Treasury bond yields still reflected expectations that the Federal Reserve might continue to cut interest rates, as it had done in late 1998. But by February, those expectations had been wrung out of the market. First there was news that the economy had expanded at a much faster-than-expected rate in the fourth quarter of 1998.

     Next, investors began to worry about what Fed Chairman Alan Greenspan would say in his semi-annual Humphrey-Hawkins testimony before Congress. During his testimony in February, Chairman Greenspan hinted that the Fed had adopted a neutral stance on interest rates and was not likely to cut them in the near term. Shifting investor expectations triggered dramatically higher Treasury yields and sent bond prices lower.

     Because February proved to be one of the Treasury market's worst months in years, the fund's somewhat shorter duration was a plus. By late February, however, we felt that much of the bad news had already been reflected in Treasury prices. So we lengthened duration back out again to around 10.7 years.

YOU ELIMINATED ALL OF THE PORTFOLIO'S NON-TREASURY BOND HOLDINGS DURING THE PAST SIX MONTHS (SEE THE CHARTS AT LEFT). WHAT PROMPTED THAT CHANGE IN STRATEGY?

     The primary reason was that our agency holding began to look expensive relative to shorter-term agency securities with less risk. At the time we sold it, its yield was 40 basis points over the yield of a comparable Treasury bond, whereas generic shorter-term agency bonds were yielding about 50 basis points more than Treasurys. To hold onto the agency bond, we needed more yield to balance the greater risk.

     As for the other sectors, we generally felt that we could get better value and less risk in Treasury bonds after they underperformed most other bond sectors in the first quarter of 1999.

[left margin]

"WE ALSO PLAN TO MAINTAIN THE FUND'S CURRENT ASSET ALLOCATION BY WEIGHTING IT HEAVILY TOWARD TREASURY BONDS."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF MARCH 31, 1999
Treasury Bonds             100%

AS OF SEPTEMBER 30, 1998
Treasury Bonds              57%
Agency Bonds                16%
STRIPS                      12%
Repos                        8%
Treasury Inflation-
  Indexed Notes              7%

Security types are defined on pages 35-36.


16      1-800-345-2021


Long-Term Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT IS YOUR OUTLOOK FOR INFLATION AND INTEREST RATES?

     Barring any dramatically negative developments on the inflation front, we believe interest rates will remain relatively stable over the next six months or so. We wouldn't be surprised to see the consumer price index (a leading indicator of inflation) increase at an annual rate of 2-3% in 1999 after increasing less than 2% in 1998. The dramatic drop in oil prices helped keep a lid on inflation last year, but oil prices have rebounded this year. However, we believe that inflation will remain relatively tame because global overproduction and still-soft demand for many goods and services has made it difficult for producers to raise prices.

WITH THAT OUTLOOK IN MIND, WHAT'S YOUR STRATEGY GOING FORWARD?

     We plan to keep the portfolio's duration around 10 years. We also plan to maintain the fund's current asset allocation by weighting it heavily toward Treasury bonds. At some point, we may look for opportunities to add inflation-indexed Treasurys, which offer protection against rising prices. If the annual inflation rate runs 2% or higher for 1999, inflation-indexed securities may offer better total return potential than traditional Treasurys.

[right margin]

"WE BELIEVE THAT INFLATION WILL REMAIN RELATIVELY TAME BECAUSE GLOBAL OVERPRODUCTION AND STILL-SOFT DEMAND FOR MANY GOODS AND SERVICES HAS MADE IT DIFFICULT FOR PRODUCERS TO RAISE PRICES."


                                                 www.americancentury.com      17


Long-Term Treasury--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES
             $  6,250,000  U.S. Treasury Bonds, 13.25%,
                              5/15/14                             $  9,866,221
               11,800,000  U.S. Treasury Bonds, 11.25%,
                              2/15/15                               18,412,686
               13,300,000  U.S. Treasury Bonds, 7.25%,
                              5/15/16                               15,264,293
               10,500,000  U.S. Treasury Bonds, 8.875%,
                              2/15/19                               14,111,216
                8,000,000  U.S. Treasury Bonds, 8.125%,
                              8/15/19                               10,082,311
               20,000,000  U.S. Treasury Bonds, 8.50%,
                              2/15/20                               26,164,170
               14,000,000  U.S. Treasury Bonds, 8.75%,
                              8/15/20                               18,788,767
               18,500,000  U.S. Treasury Bonds, 6.875%,
                              8/15/25                               20,949,943
                5,000,000  U.S. Treasury Bonds, 6.125%,
                              11/15/27                               5,196,624
                                                                 --------------

TOTAL INVESTMENT SECURITIES--100.0%                               $138,836,231
                                                                 ==============
   (Cost $136,985,955)

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


18      1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                           SHORT-TERM  INTERMEDIATE-TERM    LONG-TERM
MARCH 31, 1999                              TREASURY       TREASURY          TREASURY

ASSETS
Investment securities, at value
  (identified cost of $64,886,167,
  $441,026,526, and $136,985,955,
  respectively) (Note 3) ..............   $ 64,988,948   $ 434,809,130    $ 138,836,231
Cash ..................................        998,015         927,368          339,363
Receivable for investments sold .......      8,392,500            --               --
Interest and other receivables ........      1,484,913       6,506,984        1,679,271
                                          ------------   -------------    -------------
                                            75,864,376     442,243,482      140,854,865
                                          ------------   -------------    -------------

LIABILITIES
Payable for investments purchased .....     10,860,402            --               --
Payable for capital shares redeemed ...         51,915         158,363          547,988
Accrued management fees (Note 2) ......         25,726         190,714           61,497
Distribution fees payable (Note 2) ....            630           1,155              473
Service fees payable (Note 2) .........            630           1,155              473
Dividends payable .....................         39,858         278,571          104,669
Payable for trustees' fees and expenses            184           1,870              436
                                          ------------   -------------    -------------
                                            10,979,345         631,828          715,536
                                          ------------   -------------    -------------
Net Assets ............................   $ 64,885,031   $ 441,611,654    $ 140,139,329
                                          ============   =============    =============

NET ASSETS CONSIST OF:
Capital paid in .......................   $ 64,761,277   $ 446,062,648    $ 139,113,017
Accumulated undistributed
  net realized gain (loss)
  on investment transactions ..........         20,973       1,766,402         (823,964)
Net unrealized appreciation
  (depreciation) on investments
  (Note 3) ............................        102,781      (6,217,396)       1,850,276
                                          ------------   -------------    -------------
                                          $ 64,885,031   $ 441,611,654    $ 140,139,329
                                          ============   =============    =============

Investor Class
Net assets ............................   $ 61,783,136   $ 435,494,181    $ 137,551,899
Shares outstanding ....................      6,275,316      41,677,529       13,596,076
Net asset value per share .............   $       9.85   $       10.45    $       10.12

Advisor Class
Net assets ............................   $  3,101,895   $   6,117,473    $   2,587,430
Shares outstanding ....................        315,062         585,453          255,748
Net asset value per share .............   $       9.85   $       10.45    $       10.12

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      19


Statements of Operations
--------------------------------------------------------------------------------

                                         SHORT-TERM   INTERMEDIATE-TERM   LONG-TERM
YEAR ENDED MARCH 31, 1999                 TREASURY        TREASURY         TREASURY

INVESTMENT INCOME
Income:
Interest .............................   $ 2,853,682    $ 23,135,883    $ 7,912,413
                                         -----------    ------------    -----------
Expenses (Note 2):
Management fees ......................       259,763       2,114,983        677,423
Distribution fees -- Advisor Class ...         6,189           4,160          2,868
Service fees -- Advisor Class ........         6,189           4,160          2,868
Trustees' fees and expenses ..........         2,529          17,193          6,485
                                         -----------    ------------    -----------
                                             274,670       2,140,496        689,644
                                         -----------    ------------    -----------
Net investment income ................     2,579,012      20,995,387      7,222,769
                                         -----------    ------------    -----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized gain on investments .....       211,046       9,269,222      5,981,743
Change in net unrealized
  appreciation (depreciation)
  on investments .....................       (65,450)     (7,602,642)    (7,972,679)
                                         -----------    ------------    -----------
Net realized and unrealized gain
   (loss) on investments .............       145,596       1,666,580     (1,990,936)
                                         -----------    ------------    -----------
Net Increase in Net Assets
  Resulting from Operations ..........   $ 2,724,608    $ 22,661,967    $ 5,231,833
                                         ===========    ============    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


20      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED MARCH 31, 1999 AND MARCH 31, 1998

                                         SHORT-TERM TREASURY           INTERMEDIATE-TERM TREASURY           LONG-TERM TREASURY

Increase (Decrease)
in Net Assets                           1999            1998             1999             1998             1999             1998

OPERATIONS
Net investment income ..........   $  2,579,012    $  2,115,925    $  20,995,387    $  19,519,507    $   7,222,769    $   7,448,950
Net realized gain
  on investments ...............        211,046          65,744        9,269,222        9,644,597        5,981,743        4,166,419
Change in net unrealized
  appreciation (depreciation)
  on investments ...............        (65,450)        378,595       (7,602,642)       6,630,430       (7,972,679)      12,123,302
                                   ------------    ------------    -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations ....      2,724,608       2,560,264       22,661,967       35,794,534        5,231,833       23,738,671
                                   ------------    ------------    -------------    -------------    -------------    -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class ...............     (2,463,442)     (2,089,108)     (20,921,594)     (19,516,910)      (7,164,769)      (7,447,009)
  Advisor Class ................       (115,570)        (26,817)         (73,793)          (2,597)         (58,000)          (1,941)
From net realized gains on
  investment transactions:
  Investor Class ...............           --              --         (8,543,680)            --         (7,472,735)            --
  Advisor Class ................           --              --            (37,293)            --            (48,402)            --
In excess of net realized
  gains on investment
  transactions:
  Investor Class ...............           --              --               --               --           (788,886)            --
  Advisor Class ................           --              --               --               --            (35,078)            --
                                   ------------    ------------    -------------    -------------    -------------    -------------
Decrease in net assets
  from distributions ...........     (2,579,012)     (2,115,925)     (29,576,360)     (19,519,507)     (15,567,870)      (7,448,950)
                                   ------------    ------------    -------------    -------------    -------------    -------------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ...........     22,404,706       6,036,113       73,537,251       29,929,571       46,876,040      (39,260,238)
                                   ------------    ------------    -------------    -------------    -------------    -------------
Net increase (decrease)
  in net assets ................     22,550,302       6,480,452       66,622,858       46,204,598       36,540,003      (22,970,517)

NET ASSETS
Beginning of year ..............     42,334,729      35,854,277      374,988,796      328,784,198      103,599,326      126,569,843
                                   ------------    ------------    -------------    -------------    -------------    -------------
End of year ....................   $ 64,885,031    $ 42,334,729    $ 441,611,654    $ 374,988,796    $ 140,139,329    $ 103,599,326
                                   ============    ============    =============    =============    =============    =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      21


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Short-Term Treasury Fund (Short-Term), Intermediate-Term Treasury Fund (Intermediate-Term), and Long-Term Treasury Fund (Long-Term) (the funds) are three of the eight funds issued by the trust. Short-Term seeks to earn and distribute the highest level of current income exempt from state income taxes as is consistent with the preservation of capital. The fund intends to pursue its investment objectives by investing exclusively in securities issued or guaranteed by the U.S. Government. Intermediate-Term seeks to earn and distribute the highest level of current income consistent with the conservation of assets and the safety provided by U.S. Treasury bills, notes, and bonds. The fund intends to pursue its investment objectives by investing primarily in U.S. Treasury notes, which carry the direct full faith and credit pledge of the U.S. government. Long-Term seeks to provide a consistent and high level of current income exempt from state taxes. The fund intends to pursue its investment objectives by investing exclusively in securities issued or guaranteed by the U.S. Treasury. The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     Security Valuations -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     Security Transactions -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     Investment Income -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     Repurchase Agreements -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

     Joint Trading Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     Income Tax Status -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     Distributions to Shareholders -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

     For the five month period ended March 31, 1999, Long-Term incurred net capital losses of $623,702. The fund has elected to treat such losses as having been incurred in the following fiscal year.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     Additional Information -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.


22      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM that provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended March 31, 1999, the effective annual Investor Class management fee was 0.51% for Short-Term, Intermediate-Term, and Long-Term.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan for the year ended March 31, 1999, were $12,378, $8,320, and $5,736 for Short-Term, Intermediate-Term, and Long-Term, respectively.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the year ended March 31, 1999, were as follows:

                             SHORT-TERM      INTERMEDIATE-TERM     LONG-TERM
PURCHASES
U.S. Treasury &
   Agency Obligations       $90,914,719       $937,857,061      $173,023,264

PROCEEDS FROM SALES
U.S. Treasury &
   Agency Obligations       $70,121,172       $892,366,175      $134,289,368

  On March 31, 1999, the composition of unrealized appreciation and depreciaton of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                            SHORT-TERM      INTERMEDIATE-TERM     LONG-TERM

Appreciation                 $159,534           $518,278         $4,677,693
Depreciation                 (56,753)          (6,735,674)       (3,028,844)
                           --------------    ---------------   ---------------
Net                          $102,781         $(6,217,396)       $1,648,849
                           ==============    ===============   ===============
Federal Tax Cost            $64,886,167       $441,026,526      $137,187,382
                           ==============    ===============   ===============


                                                 www.americancentury.com      23


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                       SHORT-TERM                INTERMEDIATE-TERM                   LONG-TERM
                                        TREASURY                      TREASURY                        TREASURY
                                 SHARES         AMOUNT         SHARES          AMOUNT          SHARES          AMOUNT
INVESTOR
CLASS
Year ended
  March 31, 1999
Sold ........................ 4,412,757      $43,591,614     29,173,347     $313,245,076     18,059,945    $197,964,116
Issued in reinvestment
  of distributions ..........  193,505       1,909,855       2,435,272       26,094,427      1,331,429      14,361,980
Redeemed .................... (2,502,210)   (24,728,630)    (25,416,559)    (271,906,811)   (15,570,167)   (167,958,607)
                              -----------   -------------   -------------   -------------   ------------   -------------
Net increase ................ 2,104,052      $20,772,839     6,192,060       $67,432,692     3,821,207      $44,367,489
                              ===========   =============   =============   =============   ============   =============

Year ended
  March 31, 1998
Sold ........................ 2,567,149      $25,097,075     14,443,950     $151,080,905     9,608,865     $ 98,249,389
Proceeds from shares issued
  in connection with
  acquisition (Note 5) ......     --             --          2,112,963       21,794,449           --            --
Issued in reinvestment
  of distributions ..........  164,358       1,606,171       1,613,842       16,808,219       663,519        6,690,790
Redeemed .................... (2,264,205)   (22,130,095)    (15,351,681)    (159,880,431)   (14,077,909)   (144,419,652)
                              -----------   -------------   -------------   -------------   ------------   -------------
Net increase (decrease) .....  467,302       $4,573,151      2,819,074       $29,803,142     (3,805,525)   $(39,479,473)
                              ===========   =============   =============   =============   ============   =============

ADVISOR CLASS
Year ended
  March 31, 1999
Sold ........................  242,695       $2,387,821       591,748        $6,304,918       288,248       $3,097,845
Issued in reinvestment
  of distributions ..........   11,505        113,552          9,556          101,937          11,707         126,039
Redeemed ....................  (88,171)       (869,506)       (27,956)        (302,296)       (64,830)       (715,333)
                              -----------   -------------   -------------   -------------   ------------   -------------
Net increase ................  166,029       $1,631,867       573,348        $6,104,559       235,125       $2,508,551
                              ===========   =============   =============   =============   ============   =============

Period ended
  March 31, 1998(1)
Sold ........................  225,866       $2,214,832        11,866         $123,904         20,452        $217,424
Issued in reinvestment
  of distributions ..........   2,637          25,863           239            2,525            171            1,811
Redeemed ....................  (79,470)       (777,733)          --              --              --              --
                              -----------   -------------   -------------   -------------   ------------   -------------
Net increase ................  149,033       $1,462,962        12,105         $126,429         20,623        $219,235
                              ===========   =============   =============   =============   ============   =============

(1)  Period  from  October  6,  1997,  October 9, 1997,  and  January  12,  1998
     (commencement   of  sale)   through   March   31,   1998  for   Short-Term,
     Intermediate-Term, and Long-Term, respectively.


24      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

--------------------------------------------------------------------------------
5. REORGANIZATION PLAN

     On August 29, 1997, Intermediate-Term acquired all of the net assets of the American Century - Benham Intermediate-Term Government Fund (Intermediate-Term Government), pursuant to a plan of reorganization approved by the acquired fund's shareholders on July 30, 1997.

     The acquisition was accomplished by a tax-free exchange of 2,112,963 shares of Intermediate-Term for 2,245,781 shares of Intermediate-Term Government, outstanding on August 29, 1997. The net assets of Intermediate-Term and Intermediate-Term Government immediately before the acquisitions were $325,428,315 and $21,794,449, respectively. Intermediate-Term Government's unrealized depreciation of $59,574 was combined with that of Intermediate-Term. Immediately after the acquisition, the combined net assets of Intermediate-Term (the surviving fund for purposes of maintaining the financial statements and performance history in the post-reorganization fund) were $347,222,764.

     Intermediate-Term acquired capital loss carryforwards of approximately $119,591. These acquired capital loss carryforwards are subject to limitations on their use under the Internal Revenue Code, as amended.

--------------------------------------------------------------------------------
6. BANK LOANS

     Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through March 31, 1999.

--------------------------------------------------------------------------------
7. FUND EVENTS

   The following name changes became effective March 1, 1999:

              ==================================================================
               NEW NAME                  FORMER NAME
              ==================================================================

   Fund:       Short-Term                American Century - Benham Short-Term
               Treasury Fund             Treasury Fund

   Fund:       Intermediate-Term         American Century - Benham
               Treasury Fund             Intermediate-Term  Treasury Fund

   Fund:       Long-Term                 American Century - Benham Long-Term
               Treasury Fund             Treasury Fund


                                                 www.americancentury.com      25


Short-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                                         Investor Class
                                        1999       1998       1997       1996       1995
PER-SHARE DATA
Net Asset Value, Beginning of Year ... $9.80      $9.68       $9.84      $9.73      $9.86
                                      --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ..............  0.49       0.53       0.52       0.53       0.50
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .......................  0.05       0.12      (0.07)      0.11      (0.13)
                                      --------   --------   --------   --------   --------
  Total From Investment Operations ...  0.54       0.65       0.45       0.64       0.37
                                      --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ......... (0.49)     (0.53)     (0.52)     (0.53)     (0.50)
  From Net Realized Gains
  on Investment Transactions .........   --         --       (0.09)       --         --
                                      --------   --------   --------   --------   --------
  Total Distributions ................ (0.49)     (0.53)     (0.61)     (0.53)     (0.50)
                                      --------   --------   --------   --------   --------
Net Asset Value, End of Year .........  $9.85      $9.80      $9.68      $9.84      $9.73
                                      ========   ========   ========   ========   ========
  Total Return(1) ....................  5.60%      6.89%      4.62%      6.71%      3.85%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................  0.51%      0.55%      0.61%      0.67%      0.67%
Ratio of Net Investment Income
to Average Net Assets ................  4.92%      5.45%      5.26%      5.39%      5.22%
Portfolio Turnover Rate ..............  138%       140%       234%       224%       141%
Net Assets, End of Year
(in thousands) ....................... $61,783    $40,874    $35,854    $35,648    $56,090

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


26      1-800-345-2021


Short-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                    Advisor Class
                                                 1999       1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..........  $9.80       $9.80
                                               --------    ---------
Income From Investment Operations
  Net Investment Income .......................  0.46        0.25
  Net Realized and Unrealized
  Gain on Investment Transactions .............  0.05         --
                                               --------    ---------
  Total From Investment Operations ............  0.51        0.25
                                               --------    ---------
Distributions
  From Net Investment Income .................. (0.46)      (0.25)
                                               --------    ---------
Net Asset Value, End of Period ................  $9.85       $9.80
                                               ========    =========
  Total Return(2) .............................  5.34%       2.51%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .........................  0.76%     0.78%(3)
Ratio of Net Investment Income
to Average Net Assets .........................  4.67%     5.20%(3)
Portfolio Turnover Rate .......................  138%        140%
Net Assets, End of Period
(in thousands) ................................ $3,102      $1,460

(1)  October 6, 1997 (commencement of sale) through March 31, 1998.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)  Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      27


Intermediate-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                                          Investor Class
                                         1999       1998       1997       1996       1995
PER-SHARE DATA
Net Asset Value, Beginning of Year .... $10.56     $10.06     $10.24      $9.99    $10.18
                                       --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ...............  0.54       0.59       0.58       0.58       0.53
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ........................  0.10       0.50      (0.18)      0.25      (0.19)
                                       --------   --------   --------   --------   --------
  Total From Investment Operations ....  0.64       1.09       0.40       0.83       0.34
                                       --------   --------   --------   --------   --------
Distributions
  From Net Investment Income .......... (0.54)     (0.59)     (0.58)     (0.58)     (0.53)
  From Net Realized Gains
  on Investment Transactions .......... (0.21)       --         --         --         --
                                       --------   --------   --------   --------   --------
  Total Distributions ................. (0.75)     (0.59)     (0.58)     (0.58)     (0.53)
                                       --------   --------   --------   --------   --------
Net Asset Value, End of Year .......... $10.45     $10.56     $10.06     $10.24      $9.99
                                       ========   ========   ========   ========   ========
  Total Return(1) .....................  6.09%     11.04%      4.05%      8.42%      3.54%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................  0.51%      0.51%      0.51%      0.53%      0.53%
Ratio of Net Investment Income
to Average Net Assets .................  5.01%      5.63%      5.72%      5.65%      5.35%
Portfolio Turnover Rate ...............  221%      194%(2)     110%       168%        92%
Net Assets, End of Year
(in thousands) ........................$435,494   $374,861   $328,784   $311,020   $305,353

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.
(2) Purchases, sales and market value amounts for Intermediate-Term Government prior to the merger were excluded from the portfolio turnover calculation. See Note 5 in notes to financial statements.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


28      1-800-345-2021


Intermediate-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                    Advisor Class
                                                 1999       1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .........  $10.56      $10.42
                                               --------    --------
Income From Investment Operations
  Net Investment Income ......................   0.51        0.26
  Net Realized and Unrealized Gain
  on Investment Transactions .................   0.10        0.14
                                               --------    --------
  Total From Investment Operations ...........   0.61        0.40
                                               --------    --------
Distributions
  From Net Investment Income .................  (0.51)      (0.26)
  From Net Realized Gains on
  Investment Transactions ....................  (0.21)        --
                                               --------    --------
  Total Distributions ........................  (0.72)      (0.26)
                                               --------    --------
Net Asset Value, End of Period ...............  $10.45      $10.56
                                               ========    ========
  Total Return(2) ............................   5.83%       3.90%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ........................   0.76%     0.77%(3)
Ratio of Net Investment Income
to Average Net Assets ........................   4.76%     5.28%(3)
Portfolio Turnover Rate ......................   221%       194%(4)
Net Assets, End of Period
(in thousands) ...............................  $6,117       $128

(1)  October 9, 1997 (commencement of sale) through March 31, 1998.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)  Annualized.
(4) Purchases, sales and market value amounts for Intermediate-Term Government prior to the merger were excluded from the portfolio turnover calculation. See Note 5 in notes to financial statements.

See Notes to Financial Statements


                                                 www.americancentury.com      29


Long-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                                          Investor Class
                                         1999       1998       1997       1996       1995
PER-SHARE DATA
Net Asset Value, Beginning of Year .... $10.58     $9.32       $9.67      $9.05      $9.38
                                       --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ...............  0.58       0.61       0.60       0.60       0.60
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ........................  0.11       1.26      (0.35)      0.62      (0.33)
                                       --------   --------   --------   --------   --------
  Total From Investment Operations ....  0.69       1.87       0.25       1.22       0.27
                                       --------   --------   --------   --------   --------
Distributions
  From Net Investment Income .......... (0.58)     (0.61)     (0.60)     (0.60)     (0.60)
  From Net Realized Gains
  on Investment Transactions .......... (0.52)       --         --         --         --
  In Excess of Net Realized Gains ..... (0.05)       --         --         --         --
                                       --------   --------   --------   --------   --------
  Total Distributions ................. (1.15)     (0.61)     (0.60)     (0.60)     (0.60)
                                       --------   --------   --------   --------   --------
Net Asset Value, End of Year .......... $10.12     $10.58      $9.32      $9.67      $9.05
                                       ========   ========   ========   ========   ========
  Total Return(1) .....................  6.33%     20.48%      2.65%     13.46%      3.25%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................  0.51%      0.54%      0.60%      0.67%      0.67%
Ratio of Net Investment Income
to Average Net Assets .................  5.37%      6.00%      6.28%      5.93%      6.84%
Portfolio Turnover Rate ...............  105%        57%        40%       112%       147%
Net Assets, End of Year
(in thousands) ........................$137,552   $103,381   $126,570   $110,741    $34,906

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


30      1-800-345-2021


Long-Term Treasury--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                   Advisor Class
                                                 1999       1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .......... $10.58      $10.85
                                               --------    --------
Income From Investment Operations
  Net Investment Income .......................  0.56        0.12
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...........  0.11       (0.27)
                                               --------    --------
  Total From Investment Operations ............  0.67       (0.15)
                                               --------    --------
Distributions
  From Net Investment Income .................. (0.56)      (0.12)
  From Net Realized Gains on
  Investment Transactions ..................... (0.34)        --
  In Excess of Net Realized Gains ............. (0.23)        --
                                               --------    --------
  Total Distributions ......................... (1.13)      (0.12)
                                               --------    --------
Net Asset Value, End of Period ................ $10.12      $10.58
                                               ========    ========
  Total Return(2) .............................  6.07%      (1.34)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .........................  0.76%     0.77%(3)
Ratio of Net Investment Income
to Average Net Assets .........................  5.12%     5.42%(3)
Portfolio Turnover Rate .......................  105%         57%
Net Assets, End of Period
(in thousands) ................................ $2,587       $218

(1)  January 12, 1998 (commencement of sale) through March 31, 1998.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)  Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      31


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Government Income Trust and Shareholders of the Short-Term Treasury Fund, Intermediate-Term Treasury Fund and Long-Term Treasury Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Treasury Fund, Intermediate-Term Treasury Fund and Long-Term Treasury Fund (formerly the American Century - Benham Short-Term Treasury Fund, the American Century - Benham Intermediate-Term Treasury Fund and the American Century - Benham Long-Term Treasury Fund, respectively) (three of the eight funds in the American Century Government Income Trust hereafter referred to as the "Funds") at March 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. The financial highlights for each of the three years in the period ended March 31, 1997 were audited by other auditors, whose report dated May 2, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP


Kansas City, Missouri
May 7, 1999


32      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

      Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

      Advisor Class shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      33


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     Short-Term Treasury seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 1-3 years.

     Intermediate-Term Treasury seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 3-10 years.

     Long-Term Treasury seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 20-30 years.

     Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The Salomon Brothers 1- to 3-Year Treasury/Agency Index and the Lehman 1- to 3-Year Government Securities Index are indices of U.S. Treasury and government agency securities with remaining maturities between 1 and 3 years.

     The Salomon Brothers 3- to 10-Year Treasury Index is an index of U.S. Treasury securities with remaining maturities between 3 and 10 years.

     The Salomon Brothers Long-Term Treasury/Agency Index is an index of U.S. Treasury and agency securities with remaining maturities greater than 10 years.

LIPPER RANKINGS

     Lipper Inc. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the U.S. Treasury funds are:

     Short U.S. Treasury Funds (Short-Term Treasury) --funds that invest at least 65% of assets in U.S. Treasury bills, notes, and bonds with average maturities of less than three years.

     Intermediate U.S. Treasury Funds (Intermediate-Term Treasury)--funds that invest at least 65% of assets in U.S. Treasury bills, notes, and bonds with average maturities of 5-10 years.

     General U.S. Treasury Funds (Long-Term Treasury)--funds that invest at least 65% of assets in U.S. Treasury bills, notes, and bonds.

[left margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS
     BOB GAHAGAN
     NEWLIN RANKIN
     DAVE SCHROEDER


34      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 26-31.

YIELDS

* 30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* Number of Securities -- the number of different securities held by a fund on a given date.

* Weighted Average Maturity (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* Average Duration -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* Expense Ratio -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* Basis Point -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

* Coupon -- the stated interest rate of a security.

* Yield Curve -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

SECURITY TYPES

* Repurchase Agreements (Repos) --short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days). The fund does not actually own the security; instead, the security serves as collateral for the agreement.

* U.S. Government Agency Securities -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or


                                                 www.americancentury.com      35


Glossary
--------------------------------------------------------------------------------

less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

* U.S. Treasury Inflation-Indexed Securities -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.

* U.S. Treasury Securities -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

* Zero-Coupon Bonds (Zeros) -- bonds that make no periodic interest payments. Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity. The funds typically only invest in zeros issued by the U.S. Treasury (such as STRIPS).

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* Capital Preservation--Offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* Income--Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* Growth & Income--Offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* Growth--Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* Conservative--these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* Moderate-- these funds generally provide moderate return potential with moderate price fluctuation risk.

* Aggressive-- these funds generally provide high return potential with corresponding high price fluctuation risk.


36      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.



American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9905                                                    Funds Distributor, Inc.
SH-BKT-16269                      (c)1999 American Century Services Corporation

[front cover]
                                                                 MARCH 31, 1999

ANNUAL REPORT
-----------------
AMERICAN CENTURY

[graphic of stairs]

AMERICAN CENTURY
--------------------
CAPITAL PRESERVATION
GOVERNMENT AGENCY

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

AMERICAN CENTURY KEEPS WITH TRADITION
--------------------------------------------------------------------------------

FOLLOWING BENHAM'S FOOTSTEPS

On March 1, we made it easier for you to do business with us. We simplified our organizational structure by eliminating the venerable Benham and Twentieth Century names, and putting all our funds under American Century. The name change will not affect your funds' investment management--the proven Benham investment philosophy, experienced portfolio management teams, and legacy of innovation and high-quality performance remain.

CONSISTENT, SOLID PERFORMANCE--We'll continue to adhere to the investment practices that have helped our fixed-income funds perform so well over the years. In 1998, two-thirds of American Century bond funds beat their peer group average, according to Lipper, Inc.

CONSISTENT INVESTMENT PHILOSOPHY--American Century fixed-income funds will continue to offer a "pure play" on their sector of the market, as they did under Benham.

CONTINUITY OF THE MANAGEMENT TEAM--The investment process is not all that remains the same; we've retained our core team of experienced fixed-income portfolio managers.

    * Experience--The more than 35 fixed-income investment professionals at American Century have an average of nine years of investment management experience.

    * Bigger and better--Since American Century was formed, we've doubled the size of the original Benham management team in our Mountain View, California office.

TRADITION OF INNOVATION--Like Benham before it, American Century is a leader in fixed-income fund innovation. For example, we introduced a total of four new fixed-income funds in the last three years, including the first no-load inflation-adjusted bond fund.

We continue to run our fixed-income operation from our offices in Mountain View, California, which is also home to our walk-in Investor Center.

We look forward to continuing to meet your fixed-income investment needs in the Benham tradition.

WHAT'S NEW . . .

     We now classify our funds in easy-to-remember categories based on objective and risk. The four objective categories are: CAPITAL PRESERVATION, INCOME, GROWTH AND INCOME, and GROWTH. The three risk categories are: CONSERVATIVE, MODERATE, and AGGRESSIVE. This new classification system makes it easier for investors to identify which funds are right for them.

     Turn to the inside back cover of this report to see a list of the funds classified by objective and risk. For definitions of the fund categories, see the Glossary.

Past performance is no guarantee of future results.

[left margin]

CAPITAL PRESERVATION
(CPFXX)
--------------------------------------

GOVERNMENT AGENCY
(BGAXX)
--------------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     The U.S. Treasury and government agency markets experienced a remarkable reversal during the year ended March 31, 1999. When we last addressed you in the semiannual report for the Capital Preservation and Government Agency funds, money market yields had just plunged as investors rushed to the relative safety and liquidity of short-term securities. Investors were spooked by global economic and financial turmoil, which also motivated the Federal Reserve (the U.S. central bank) to cut short-term interest rates to bolster a seemingly vulnerable U.S. economy and help stabilize markets worldwide.

     The Fed's actions helped turn things around. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had rebounded. As a result, investors moved out of money market securities in favor of stocks and higher-yielding bonds. Money market yields bounced back to higher levels, though they remained significantly lower than they were a year earlier.

     There are some exciting changes going on at American Century. In March, we consolidated all our funds under the American Century name. Though we are proud of the venerable Twentieth Century and Benham names, we believe the change makes it simpler for you to identify your funds.

     We also reclassified all 71 of our funds, based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     In addition, we've made some enhancements to our Web site. Among the new features are daily fund information, including return and price data, market and national news, and a Forms Center with access to the most requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, our latest Year 2000 Readiness Disclosure. Our critical systems have been renovated, tested, and returned to production. We continue to test these systems, as well as participate in industry-wide tests with our business partners.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

[right margin]

                 Table of Contents
   Report Highlights ......................................................    2
   Frequently Asked
     Questions ............................................................    3
CAPITAL PRESERVATION
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio Composition by
      Security Type .......................................................    5
   Schedule of Investments ................................................    7
GOVERNMENT AGENCY
   Performance Information ................................................    8
   Management Q&A .........................................................    9
   Portfolio Composition by
      Security Type .......................................................    9
   Portfolio Composition by
      Maturity ............................................................   10
   Schedule of Investments ................................................   11
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   13
   Statements of Operations ...............................................   14
   Statements of Changes
      in Net Assets .......................................................   15
   Notes to Financial
      Statements ..........................................................   16
   Financial Highlights ...................................................   18
   Report of Independent
      Accountants .........................................................   20
OTHER INFORMATION
   Retirement Account
      Information .........................................................   21
   Background Information
      Investment Philosophy
        and Policies ......................................................   22
      Comparative Indices .................................................   22
      Lipper Rankings .....................................................   22
      Investment Team
        Leaders ...........................................................   22
   Glossary ...............................................................   23


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Money market yields fell during the year ended March 31, 1999, as the Federal Reserve cut short-term interest rates.

* The Fed lowered rates three times in late 1998, adding stability to the financial markets during a period of global economic turmoil.

* Money market yields rose modestly in early 1999 as economic conditions improved.

* We expect short-term interest rates to be relatively stable in the coming months, with the three-month Treasury bill yield remaining in a narrow range.

CAPITAL PRESERVATION

* The fund's one-year return as of March 31 beat the return of the average Treasury money market fund by a wide margin.

* With interest rates falling, we maintained a longer average maturity for much of the period to lock in higher rates.

* We continued to invest nearly a third of the portfolio in dollar rolls (short-term agreements to buy and sell back Treasury securities) because of their attractive yields.

* We plan to maintain the fund's current neutral average maturity, but we will seek out opportunities to extend the maturity when yields are at the top of their recent range.

GOVERNMENT AGENCY

* The fund's one-year return as of March 31 beat the return of the average government money market fund by a wide margin.

* With interest rates falling, we maintained a longer average maturity for much of the period to lock in higher rates.

* We continued to focus on agency securities issued by the Federal Home Loan Bank, which had higher yields because they were in greater supply.

* We plan to maintain the fund's current neutral average maturity, but we will seek out opportunities to extend the maturity when yields are at the top of their recent range.

[left margin]

           CAPITAL PRESERVATION
                  (CPFXX)
TOTAL RETURNS:               AS OF 3/31/99
    6 Months                        2.18%*
    1 Year                           4.72%
7-DAY CURRENT YIELD:                 4.17%
INCEPTION DATE:                   10/13/72
NET ASSETS:                   $3.3 billion

             GOVERNMENT AGENCY
                  (BGAXX)
TOTAL RETURNS:               AS OF 3/31/99
    6 Months                        2.30%*
    1 Year                           4.91%
7-DAY CURRENT YIELD:                 4.37%
INCEPTION DATE:                    12/5/89
NET ASSETS:                 $527.8 million

* Not annualized.

See Total Returns on pages 4 and 8.
Investment terms are defined in the Glossary on pages 23-24.


2      1-800-345-2021


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, Treasury Direct interest payment, military allotment, or payments from other government agencies. Give us a call, and we will send you the necessary information to set it up.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     Generally, there is an eight-business-day holding period for deposited funds (initial investments in a new account are held for 15 calendar days). There is a one-business-day holding period for U.S. Treasury checks, money orders, and travelers' checks.

IS THERE A LIMIT ON THE NUMBER OF CHECKS I CAN WRITE ON MY MONEY MARKET ACCOUNT?

     No. You can write as many checks as you like at no charge, as long as each check is for $100 or more.

IS THERE AN EASY WAY TO MOVE MONEY FROM MY MONEY MARKET FUND INTO A STOCK OR BOND FUND?

     Yes. Moving money between funds is called an exchange, and there is no limit on the number of exchanges you can make out of a money market fund account. However, there is a limit of six exchanges per calendar year out of stock and bond fund accounts.

     Exchanges can be made by:

*    visiting our Web site at www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

*    calling an Investor Relations Representative at 1-800-345-2021*

*    writing us a letter

HOW DO I DECIDE WHETHER A TAXABLE MONEY MARKET FUND OR A TAX-FREE MONEY MARKET FUND IS RIGHT FOR ME?

     The most important factor to consider is your tax bracket. Tax-free money market funds typically offer lower yields than taxable funds, but you pay no federal income taxes on the income from a tax-free fund.

     If you are in one of the higher federal income tax brackets, taxes will eat up a big part of your income from a taxable money market fund, so a tax-free investment may be better for you. If you're in a lower tax bracket, then you can usually earn more in a taxable fund even after taxes are deducted.

     We can help you figure it out. If you give us a call and tell us what tax bracket you're in, we can tell you whether you're likely to earn more after-tax income in a tax-free or a taxable money market fund.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.

* Before an investor can make an exchange by calling an Investor Relations Representative, using our Automated Information Line, or visiting our Web site, the investor first must have provided us with written authorization to do so.

[right margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to get your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways that you can get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three days.

Contact our Investor Relations Representatives to set up either of these options.


                                                  www.americancentury.com      3


Capital Preservation--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                         CAPITAL         90-DAY U.S.       U.S. TREASURY MONEY MARKET FUNDS(2)
                      PRESERVATION   TREASURY BILL INDEX    AVERAGE RETURN   FUND'S RANKING
6 MONTHS(1)               2.18%            2.19%                 2.06%              --
1 YEAR                    4.72%            4.72%                 4.49%         16 OUT OF 93
======================================= =====================================================
AVERAGE ANNUAL RETURNS
======================================= =====================================================
3 YEARS                   4.86%            5.01%                 4.69%         16 OUT OF 80
5 YEARS                   4.82%            5.09%                 4.69%         16 OUT OF 67
10 YEARS                  5.00%            5.21%                 4.96%          8 OUT OF 21

The fund's inception date was 10/13/72.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 22-23 for more information about returns, the comparative index, and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                            3/31/99           3/31/98
NUMBER OF SECURITIES          20                14
WEIGHTED AVERAGE
MATURITY                    64 DAYS           48 DAYS
  EXPENSE RATIO              0.48%             0.49%

YIELDS AS OF MARCH 31, 1999
  7-DAY CURRENT YIELD                 4.17%
  7-DAY EFFECTIVE YIELD               4.26%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


4      1-800-345-2021


Capital Preservation--Q&A
--------------------------------------------------------------------------------
/photo of Amy O'Donnell/

     An interview with Amy O'Donnell, a portfolio manager on the Capital Preservation fund investment team.

HOW DID CAPITAL PRESERVATION PERFORM DURING THE YEAR ENDED MARCH 31, 1999?

     The fund continued to outperform the average Treasury money market fund. For the fiscal year ended March 31, 1999, Capital Preservation returned 4.72%, compared with the 4.49% average return of the 93 "U.S. Treasury Money Market Funds" tracked by Lipper Inc. This performance ranked the fund in the top 20% of its Lipper group. (See the previous page for other performance comparisons.)

     The fund also had a higher yield than the average Treasury money market fund. Capital Preservation's 7-day current yield as of March 31 was 4.17%, compared with the 4.05% yield of the average Treasury money market fund (according to Lipper).

THE FUND'S  YIELD HAS COME DOWN  QUITE A BIT IN THE PAST YEAR  (4.94% TO 4.17%).
WHY?

     The decline in the fund's yield reflects a general drop in short-term interest rates in 1998. Economic and financial problems in various parts of the world led to increased volatility in the global financial markets. In this environment, many investors looked to U.S. Treasury securities as a safe haven. Strong demand sent yields down sharply--the three-month Treasury bill yield fell from around 5% at mid-year to a low of 3.6% in October.

     In addition, the Federal Reserve (the U.S. central bank) cut short-term interest rates three times in a six-week period to help stabilize the markets. The Fed lowered its federal funds rate target-- a widely watched barometer of short-term interest rates--from 5.5% to 4.75% between late September and mid-November.

     Global economic conditions improved in early 1999, and rates bounced back. The three-month T-bill yield rose as high as 4.7% in February before sliding back to 4.5% by the end of March.

HOW DID YOU POSITION THE FUND IN THIS ENVIRONMENT?

     With rates falling, we spent much of the past year looking for opportunities to extend the fund's average maturity. A longer average maturity allows the portfolio to lock in higher yields for an extended period of time, delaying the effects of lower rates on the fund's yield.

     By August, Capital Preservation's average maturity was around 80 days, well above the fund's neutral position of 50-60 days. We even lengthened out to almost 90 days, the legal limit for money market funds, right before the Fed's final interest rate cut in November.

BUT THE FUND'S AVERAGE MATURITY WAS CLOSER TO 60 DAYS BY THE END OF MARCH. WHY?

     There were times when we allowed Capital Preservation's average maturity to shorten back to neutral, and March was one of those times. The fund's average maturity was about 80 days at the end of February, when the three-

[right margin]

"WITH RATES FALLING, WE SPENT MUCH OF THE PAST YEAR LOOKING FOR OPPORTUNITIES TO EXTEND THE FUND'S AVERAGE MATURITY."

[pie charts - data below]

PORTFOLIO COMPOSITION BY
SECURITY TYPE

As of March 31, 1999
Treasury Bills         87%
Treasury Notes         13%

As of September 30, 1998
Treasury Bills         54%
Treasury Notes         46%

Security types are defined on pages 23-24.


                                                  www.americancentury.com      5


Capital Preservation--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

month T-bill yield peaked at 4.7%. With rates falling and few maturing securities in the portfolio, we made virtually no changes in March, letting the average maturity roll down to around 60 days by the end of the month.

IN PAST REPORTS, YOU'VE TALKED ABOUT INVESTING IN "DOLLAR ROLLS." DO YOU STILL PARTICIPATE IN THESE TRANSACTIONS?

     Yes. They've been a very important part of the portfolio over the past couple of years. Dollar rolls are similar to repurchase agreements--they involve buying a security, such as a Treasury bill or note, and agreeing to sell it back at a specified price and date in the future (usually the next day or week).

     However, in a dollar roll, the fund actually owns the security until the sale date. In a repurchase agreement, the security only serves as collateral for the agreement. This is an important distinction, because the interest you earn from a Treasury security is only exempt from state income taxes if you own the security.

WHAT'S THE ATTRACTION OF DOLLAR ROLLS?

     It's mainly the yield. Even though we're investing in Treasury bills and notes--just like we've been doing since the fund started in 1972--the yields on dollar rolls tend to track the federal funds rate target rather than Treasury yields. That's because the fed funds rate is an overnight lending rate, and most dollar roll transactions cover similarly short periods.

     This has been a big advantage recently. The three-month Treasury bill yield has been, on average, 40-50 basis points (0.40%-0.50%) lower than the fed funds rate target over the past two years, and sometimes as much as 100 basis points lower (see the chart at left). As a result, the fund has earned more from dollar roll transactions than it would have by just buying and holding T-bills.

     We can invest as much as a third of the portfolio in dollar rolls, and we've been consistently at or near that limit during the past year.

WHAT'S YOUR OUTLOOK FOR SHORT-TERM INTEREST RATES?

     We think short-term rates will be relatively stable in the coming months. The Fed appears to be on hold for a while--the U.S. economy is healthy enough to keep the Fed from cutting rates, while inflation is low enough to keep the Fed from raising rates. The three-month T-bill yield has hovered between 4.25% and 4.5% in recent months, and we expect it to remain in a similarly narrow range for the foreseeable future.

WHAT ARE YOUR PLANS FOR CAPITAL PRESERVATION OVER THE NEXT SIX MONTHS?

     For now, we plan to maintain the fund's neutral average maturity. We'll try to do some "range trading"--we'll look to extend the average maturity when T-bill yields are at the top of their recent range, and we'll let it shorten when yields are toward the bottom of the range.

[left margin]

"THE FED APPEARS TO BE ON HOLD FOR A WHILE--THE U.S. ECONOMY IS HEALTHY ENOUGH TO KEEP THE FED FROM CUTTING RATES, WHILE INFLATION IS LOW ENOUGH TO KEEP THE FED FROM RAISING RATES."

[line graph - data below]

THREE-MONTH T-BILL YIELD VS.
FEDERAL FUNDS RATE

                      Three-Month
                     Treasury Bill          Fed Funds Rate
3/31/97                  5.32%                  5.50%
4/30/97                  5.23%                  5.50%
5/31/97                  4.94%                  5.50%
6/30/97                  5.17%                  5.50%
7/31/97                  5.23%                  5.50%
8/31/97                  5.22%                  5.50%
9/30/97                  5.10%                  5.50%
10/31/97                 5.20%                  5.50%
11/30/97                 5.20%                  5.50%
12/31/97                 5.35%                  5.50%
1/31/98                  5.18%                  5.50%
2/28/98                  5.31%                  5.50%
3/31/98                  5.12%                  5.50%
4/30/98                  4.97%                  5.50%
5/31/98                  5.01%                  5.50%
6/30/98                  5.08%                  5.50%
7/31/98                  5.08%                  5.50%
8/31/98                  4.83%                  5.50%
9/30/98                  4.36%                  5.25%
10/31/98                 4.32%                  5.00%
11/30/98                 4.48%                  4.75%
12/31/98                 4.45%                  4.75%
1/31/99                  4.45%                  4.75%
2/28/99                  4.67%                  4.75%
3/31/99                  4.48%                  4.75%

Source: Bloomberg Financial Markets


6      1-800-345-2021


Capital Preservation--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. TREASURY BILLS(1)--87.5%
             $  25,000,000  U.S. Treasury Bills,
                                4.35%-4.47%, 4/1/99              $   25,000,000
               300,000,000  U.S. Treasury Bills,
                                4.35%-4.84%, 4/15/99                299,436,209
               495,000,000  U.S. Treasury Bills,
                                3.81%-4.79%, 4/22/99                493,632,210
               150,000,000  U.S. Treasury Bills,
                                4.29%-4.37%, 4/29/99                149,492,111
               200,000,000  U.S. Treasury Bills,
                                4.37%-4.44%, 5/6/99                 199,151,250
               300,000,000  U.S. Treasury Bills,
                                4.38%-4.52%, 5/13/99                298,455,334
               200,000,000  U.S. Treasury Bills,
                                4.42%-4.57%, 5/20/99                198,776,701
                50,000,000  U.S. Treasury Bills,
                                4.45%-4.54%, 5/27/99                 49,653,889
               100,000,000  U.S. Treasury Bills,
                                4.38%-4.57%, 6/3/99                  99,216,437
               125,000,000  U.S. Treasury Bills,
                                4.34%-4.38%, 6/17/99                123,832,167
               380,000,000  U.S. Treasury Bills,
                                4.28%-4.54%, 7/1/99                 375,826,930
               100,000,000  U.S. Treasury Bills,
                                4.29%-4.40%, 7/8/99                  98,818,555

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  50,000,000  U.S. Treasury Bills, 4.29%,
                                7/29/99                          $   49,290,958
               200,000,000  U.S. Treasury Bills,
                                4.39%-4.40%, 8/5/99                 196,923,500
               100,000,000  U.S. Treasury Bills, 4.42%,
                                8/19/99                              98,279,168
                50,000,000  U.S. Treasury Bills,
                                4.50%-4.53%, 9/16/99                 48,941,833
                                                                 ---------------
TOTAL U.S. TREASURY BILLS                                         2,804,727,252
                                                                 ---------------

U.S. TREASURY NOTES(1)--12.5%
               100,000,000  U.S. Treasury Notes, 6.375%,
                                5/15/99                             100,180,921
                50,000,000  U.S. Treasury Notes, 6.75%,
                                5/31/99                              50,162,136
               200,000,000  U.S. Treasury Notes, 6.00%,
                                8/15/99                             200,955,802
                50,000,000  U.S. Treasury Notes, 7.125%,
                                9/30/99                              50,586,074
                                                                 ---------------
TOTAL U.S. TREASURY NOTES                                           401,884,933
                                                                 ---------------
TOTAL INVESTMENT SECURITIES--100.0%                              $3,206,612,185
                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS

(1) The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the amortized cost of each investment

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                  www.americancentury.com      7


Government Agency--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                      GOVERNMENT       90-DAY U.S.      U.S. GOVERNMENT MONEY MARKET FUNDS(2)
                        AGENCY     TREASURY BILL INDEX    AVERAGE RETURN    FUND'S RANKING
6 MONTHS(1)              2.30%           2.19%                2.19%               --
1 YEAR                   4.91%           4.72%                4.72%          22 OUT OF 114
===========================================================================================
AVERAGE ANNUAL RETURNS
===========================================================================================
3 YEARS                  4.98%           5.01%                4.85%          25 OUT OF 103
5 YEARS                  4.95%           5.09%                4.81%          20 OUT OF 84
LIFE OF FUND             4.97%           4.97%(3)             4.71%(3)       4 OUT OF 48(3)

The fund's inception date was 12/5/89.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 12/31/89, the date nearest the fund's inception for which data are available.

See pages 22-23 for more information about returns, the comparative index, and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                            3/31/99           3/31/98
NUMBER OF SECURITIES          37                28
WEIGHTED AVERAGE
  MATURITY                  73 DAYS           50 DAYS
EXPENSE RATIO                0.48%             0.51%

YIELDS AS OF MARCH 31, 1999
  7-DAY CURRENT YIELD                 4.37%
  7-DAY EFFECTIVE YIELD               4.47%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


8      1-800-345-2021


Government Agency--Q&A
--------------------------------------------------------------------------------

     An interview with Amy O'Donnell (pictured on page 5), a portfolio manager on the Government Agency Money Market fund investment team.

HOW DID GOVERNMENT AGENCY PERFORM DURING THE YEAR ENDED MARCH 31, 1999?

     The fund continued to outperform the average government money market fund. For the fiscal year ended March 31, 1999, Government Agency returned 4.91%, compared with the 4.72% average return of the 114 "U.S. Government Money Market Funds" tracked by Lipper Inc. This performance ranked the fund in the top 20% of its Lipper group. (See the previous page for other performance comparisons.)

     The fund also had a higher yield than the average government money market fund. Government Agency's 7-day current yield as of March 31 was 4.37%, compared with the 4.30% yield of the average government money market fund (according to Lipper).

THE FUND'S  YIELD HAS COME DOWN  QUITE A BIT IN THE PAST YEAR  (5.05% TO 4.37%).
WHY?

     The decline in the fund's yield reflects a general drop in short-term interest rates in 1998. Economic and financial problems in various parts of the world led to increased volatility in the global financial markets. In this environment, many investors looked to U.S. government securities as a safe haven. Strong demand sent yields down sharply.

     In addition, the Federal Reserve (the U.S. central bank) cut short-term interest rates three times in a six-week period to help stabilize the markets. The Fed lowered its federal funds rate target--a widely watched barometer of short-term interest rates--from 5.5% to 4.75% between late September and mid-November.

     Global economic conditions improved in early 1999, and government money market rates stabilized, hovering in a narrow range around the federal funds rate target.

HOW DID YOU POSITION THE FUND IN THIS ENVIRONMENT?

     With rates falling, we spent much of the past year looking for opportunities to extend the fund's average maturity. A longer average maturity allows the portfolio to lock in higher yields for an extended period of time, delaying the effects of lower rates on the fund's yield.

     By August, Government Agency's average maturity was around 80 days, well above the fund's neutral position of 50-60 days. We also lengthened the average maturity during the period when the Fed cut interest rates three times.

BUT THE FUND'S AVERAGE MATURITY WAS CLOSER TO 70 DAYS BY THE END OF MARCH. WHY?

     There were times when we allowed Government Agency's average maturity to shorten back toward neutral. For example, the average maturity fell from 80 days at the end of November to around 55 days in late January. The end of the year is a volatile period for short-term interest rates, so we stayed out of the market for the most part, letting the portfolio's average maturity drift in.

     March was also one of those times. We had extended the fund's average maturity back out to about 80 days at the end of February. With few maturing securities in the portfolio, we made virtually no changes in March, letting the average maturity roll down to around 70 days by the end of the month.

[right marginj]

"WITH RATES FALLING, WE SPENT MUCH OF THE PAST YEAR LOOKING FOR OPPORTUNITIES TO EXTEND THE FUND'S AVERAGE MATURITY."

[pie charts - data below]

PORTFOLIO COMPOSITION BY
SECURITY TYPE

As of March 31, 1999
Government Agency Discount Notes      68%
Government Agency Notes               17%
Floating-Rate Agency Notes             9%
Treasury Bills                         6%

As of September 30, 1998
Government Agency Discount Notes      80%
Government Agency Notes               13%
Floating-Rate Agency Notes             7%

Security types are defined on pages 23-24.


                                                  www.americancentury.com      9


Government Agency--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT GOVERNMENT AGENCY SECURITIES  WERE THE MOST ATTRACTIVE DURING THE FISCAL
YEAR?

     We focused mainly on those issued by the Federal Home Loan Bank (FHLB). Although we held a few securities issued by the Student Loan Market Association
(SLMA) and the Federal Farm Credit Bank (FFCB), the vast majority were from the FHLB.

     With the strength of the housing market over the past year, the FHLB has continued its regular issuance of short-term securities. In contrast, other agencies have generally cut back on their issuance. The higher supply of FHLB securities meant their yields were higher than most other short-term agency securities.

     In fact, to extend Government Agency's average maturity in February, we purchased some one-year FHLB notes that were yielding more than 5%. That was a nice yield pick-up when most agency notes were yielding around 4.75%.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR SHORT-TERM INTEREST RATES?

     We think short-term rates will be relatively stable in the coming months. The Fed appears to be on hold for a while--the U.S. economy is healthy enough to keep the Fed from cutting rates, while inflation is low enough to keep the Fed from raising rates. We expect yields of short-term government agency securities to remain in a narrow range around the federal funds rate target of 4.75% for the foreseeable future.

WHAT ARE YOUR PLANS FOR GOVERNMENT AGENCY OVER THE NEXT SIX MONTHS?

     For now, we plan to maintain a neutral average maturity. We'll try to do some "range trading"--we'll look to extend the average maturity when agency yields are at the top of their recent range, and we'll let it shorten when yields are toward the bottom of the range.

[left margin]

"THE FED APPEARS TO BE ON HOLD FOR A WHILE--THE U.S. ECONOMY IS HEALTHY ENOUGH TO KEEP THE FED FROM CUTTING RATES, WHILE INFLATION IS LOW ENOUGH TO KEEP THE FED FROM RAISING RATES."

[pie charts - data below]

PORTFOLIO COMPOSITION BY
MATURITY

As of March 31, 1999
1-30 days           39%
31-60 days          21%
61-90 days          18%
91-180 days         10%
181-397 days        12%

As of September 30, 1998
1-30 days           30%
31-60 days          25%
61-90 days          32%
91-180 days          9%
181-397 days         4%


10      1-800-345-2021


Government Agency--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. TREASURY BILLS(1)--5.9%
              $30,000,000  U.S. Treasury Bills, 4.74%,
                              4/22/99                             $ 29,917,050
                                                                 --------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1)--67.8%
               20,000,000  FFCB Discount Notes, 4.87%,
                              4/14/99                               19,964,829
                8,550,000  FFCB Discount Notes, 4.74%,
                              4/30/99                                8,517,353
               10,000,000  FFCB Discount Notes, 4.75%,
                              6/29/99                                9,882,569
                8,975,000  FHLB Discount Notes, 4.68%,
                              4/5/99                                 8,970,333
                7,000,000  FHLB Discount Notes, 4.50%,
                              4/14/99                                6,988,612
               14,500,000  FHLB Discount Notes, 4.69%,
                              4/23/99                               14,458,442
               17,000,000  FHLB Discount Notes, 4.68%,
                              4/28/99                               16,940,330
               43,000,000  FHLB Discount Notes,
                              4.69%-4.86%, 4/30/99                  42,834,160
                7,500,000  FHLB Discount Notes, 4.78%,
                              5/5/99                                 7,466,141
               25,000,000  FHLB Discount Notes, 4.74%,
                              5/12/99                               24,865,042
                7,000,000  FHLB Discount Notes, 4.73%,
                              5/21/99                                6,953,965
                2,025,000  FHLB Discount Notes, 4.75%,
                              5/24/99                                2,010,839
               23,000,000  FHLB Discount Notes,
                              4.75%-4.76%, 5/26/99                  22,832,815
               20,000,000  FHLB Discount Notes, 4.76%,
                              5/28/99                               19,849,266
                5,000,000  FHLB Discount Notes, 4.74%,
                              6/11/99                                4,953,258
               15,000,000  FHLB Discount Notes, 4.76%,
                              6/15/99                               14,851,250
               15,000,000  FHLB Discount Notes, 4.73%,
                              6/16/99                               14,850,217

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  6,951,000  FHLB Discount Notes, 4.75%,
                              6/16/99                             $  6,881,297
                5,000,000  FHLB Discount Notes, 4.76%,
                              6/23/99                                4,945,128
               10,000,000  FHLB Discount Notes, 4.93%,
                              7/12/99                                9,865,914
               15,260,000  FHLB Discount Notes,
                              4.64%-4.69%, 8/4/99                   15,013,071
               31,000,000  FHLB Discount Notes,
                              4.66%-4.69%, 8/6/99                   30,489,178
               27,500,000  SLMA Discount Notes, 4.72%,
                              6/30/99                               27,175,469
                                                                 --------------
TOTAL U.S. GOVERNMENT AGENCY
DISCOUNT NOTES                                                     341,559,478
                                                                 --------------
U.S. GOVERNMENT AGENCY SECURITIES(1)--26.3%
                6,550,000  FFCB, 4.84%, 6/1/99                       6,548,633
                7,000,000  FFCB MTN, 5.50%, 4/1/99                   7,000,000
                8,000,000  FFCB MTN, 5.60%, 5/3/99                   8,004,494
               10,000,000  FFCB MTN, 5.00%, 2/18/00                 10,000,000
                9,500,000  FHLB, 5.72%, 5/6/99                       9,506,413
                4,000,000  FHLB, 5.83%, 6/11/99                      4,005,796
                1,500,000  FHLB, 8.60%, 6/25/99                      1,512,555
               10,000,000  FHLB, 5.06%, 3/1/00                      10,000,366
               10,000,000  FHLB, 5.16%, 3/22/00                     10,000,936
               30,000,000  FHLB, VRN, 4.77%, 4/1/99,
                              resets daily off the Fed
                              Funds rate with no caps               30,003,109
               15,000,000  FHLB, VRN, 4.79%, 4/8/99,
                              resets monthly off the 1-month
                              LIBOR minus 0.18% with
                              no caps                               14,996,842
               10,000,000  SLMA MTN, 4.90%, 10/29/99                 9,999,711
               11,000,000  SLMA MTN, 4.93%, 2/8/00                  10,990,681
                                                                 --------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                  132,569,536
                                                                 --------------
TOTAL INVESTMENT SECURITIES--100.0%                               $504,046,064
                                                                 ==============

See Notes to Financial Statements


                                                 www.americancentury.com      11


Government Agency--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

SLMA = Student Loan Marketing Association

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective March 31, 1999.

(1) The rates for U.S. Treasury Bills and U.S. Government Agency Discount Notes are the yield to maturity at purchase. The rates for U.S. Government Agency Securities are the stated coupon rates.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the amortized cost of each investment

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


12      1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                  CAPITAL          GOVERNMENT
MARCH 31, 1999                                 PRESERVATION          AGENCY

ASSETS
Investment securities, at value
  (amortized cost and cost
  for federal income tax purposes) .........  $3,206,612,185      $504,046,064
Cash .......................................    6,874,313            968,809
Receivable for investments sold ............   773,775,024         27,024,413
Interest receivable ........................    11,954,991          1,651,220
                                             ----------------    --------------
                                              3,999,216,513        533,690,506
                                             ----------------    --------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ......................    1,916,958           5,573,911
Payable for investments purchased ..........   670,800,357             --
Payable for capital shares redeemed ........     355,836             58,405
Accrued management fees (Note 2) ...........    1,333,811            213,959
Payable for trustees' fees and expenses ....      4,611               2,230
                                             ----------------    --------------
                                               674,411,573          5,848,505
                                             ----------------    --------------
Net Assets .................................  $3,324,804,940      $527,842,001
                                             ================    ==============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ....................  3,324,804,940        527,842,001
                                             ================    ==============
Net Asset Value Per Share ..................      $1.00               $1.00
                                             ================    ==============
NET ASSETS CONSIST OF:
Capital paid in ............................  $3,324,804,940      $527,842,001
                                             ================    ==============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS consists of capital (money invested by shareholders).

See Notes to Financial Statements


                                                 www.americancentury.com      13


Statements of Operations
--------------------------------------------------------------------------------

                                                  CAPITAL         GOVERNMENT
YEAR ENDED MARCH 31, 1999                      PRESERVATION         AGENCY

INVESTMENT INCOME
Income:
Interest ...................................   $159,797,409      $26,447,798
                                              --------------    -------------
Expenses (Note 2):
Management fees ............................    15,124,623        2,378,090
Trustees' fees and expenses ................      53,290           18,886
                                              --------------    -------------
                                                15,177,913        2,396,976
                                              --------------    -------------
Net investment income ......................   144,619,496       24,050,822
                                              --------------    -------------

NET REALIZED GAIN
ON INVESTMENTS
Net realized gain on investments ...........    2,730,059          33,582
                                              --------------    -------------
Net Increase in Net Assets
Resulting from Operations ..................   $147,349,555      $24,084,404
                                              ==============    =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

                                              See Notes to Financial Statements


14      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED MARCH 31, 1999 AND MARCH 31, 1998

                                           CAPITAL PRESERVATION                 GOVERNMENT AGENCY
Increase in Net Assets                    1999              1998              1999             1998

OPERATIONS
Net investment income ...............  $144,619,496      $149,388,171     $24,050,822       $23,534,891
Net realized gain (loss)
  on investments ....................   2,730,059         1,225,909          33,582          (22,473)
                                     ---------------   ---------------   --------------   --------------
Net increase in net assets
  resulting from operations .........  147,349,555       150,614,080       24,084,404       23,512,418
                                     ---------------   ---------------   --------------   --------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income ..........  (144,619,496)     (149,514,002)    (24,050,822)     (23,534,891)
From net realized gains on
  investment transactions ...........   (2,673,276)       (1,199,172)       (11,109)            --
                                     ---------------   ---------------   --------------   --------------
Decrease in net assets from
  distributions to shareholders .....  (147,292,772)     (150,713,174)    (24,061,931)     (23,534,891)
                                     ---------------   ---------------   --------------   --------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from shares sold ........... 2,907,552,494     2,473,239,090     431,797,001       392,750,417
Proceeds from shares issued
  in connection
  with acquisition (Note 3) .........      --            213,901,483          --                --
Proceeds from reinvestment
  of distributions ..................  140,391,935       143,557,124       23,167,326       22,581,430
Payments for shares redeemed ........(2,867,779,879)   (2,664,029,704)   (414,936,146)    (398,276,839)
                                     ---------------   ---------------   --------------   --------------
Net increase in net assets from
  capital share transactions ........  180,164,550       166,667,993       40,028,181       17,055,008
                                     ---------------   ---------------   --------------   --------------
Net increase in net assets ..........  180,221,333       166,568,899       40,050,654       17,032,535

NET ASSETS
Beginning of year ................... 3,144,583,607     2,978,014,708     487,791,347       470,758,812
                                     ---------------   ---------------   --------------   --------------
End of year ......................... $3,324,804,940    $3,144,583,607    $527,842,001     $487,791,347
                                     ===============   ===============   ==============   ==============

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold ................................ 2,907,552,494     2,473,239,090     431,797,001       392,750,417
Issued in connection
  with acquisition (Note 3) .........       --           213,901,483          --                --
Issued in reinvestment
  of distributions ..................  140,391,935       143,557,124       23,167,326       22,581,430
Redeemed ............................(2,867,779,879)   (2,664,029,704)   (414,936,146)    (398,276,839)
                                     ---------------   ---------------   --------------   --------------
Net increase ........................  180,164,550       166,667,993       40,028,181       17,055,008
                                     ===============   ===============   ==============   ==============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. Capital Preservation Fund (Capital Preservation) and Government Agency Money Market Fund (Government Agency) (the funds) are two of the eight funds issued by the trust. Capital Preservation seeks maximum safety and liquidity and intends to pursue its investment objectives by investing exclusively in short-term U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the U.S. government. Government Agency seeks to provide the highest rate of current return on its investments, consistent with safety of principal and maintenance of liquidity by investing exclusively in short-term obligations of the U.S. government and its agencies and instrumentalities. The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the funds represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class by the funds had not commenced as of the report date. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FORWARD COMMITMENTS -- Periodically, the funds enter into purchase or sale transactions on a forward commitment basis. In these transactions, the funds sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as forward commitments or "roll" transactions. Capital Preservation and Government Agency had receivables on forward commitment transactions of $773,775,024 and $27,024,413, respectively. The funds take possession of any security they purchase in these transactions. The funds maintain segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

     INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS -- Distributions from net investment income are declared and credited daily and distributed monthly. The funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any long-term capital gains distributions.

     At March 31, 1999, Government Agency had accumulated net realized capital loss carryovers of approximately $22,788 (expiring in 2003 through 2006) which may be used to offset future taxable gains.

     ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.


16      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category fee range from 0.1370% to 0.2500% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended March 31, 1999, the effective annual Investor Class management fee was 0.48% for each of the funds.

     The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.

     Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. REORGANIZATION PLAN

     On August 29, 1997, Capital Preservation acquired all of the net assets of American Century - Benham Capital Preservation Fund (Old CP Fund) and American Century -Benham Capital Preservation Fund II (Capital Preservation II), pursuant to a plan of reorganization approved by the acquired funds' shareholders on July 30, 1997.

     The acquisition was accomplished by a tax-free exchange of 213,901,483 shares of Capital Preservation, the surviving fund in terms of maintaining the financial statements and performance history in the post-reorganization fund, for 213,901,483 shares of Capital Preservation II, outstanding on August 29,
1997. The net assets of Capital Preservation and Capital Preservation II immediately before the acquisition were $2,937,910,603 and $213,901,483, respectively. Immediately after the acquisition, the combined net assets of Capital Preservation were $3,151,812,086.

     At the same time, Capital Preservation was reorganized as a series issued by American Century Government Income Trust. Capital Preservation was formerly issued under American Century Capital Preservation Fund, Inc.

--------------------------------------------------------------------------------
4. FUND EVENTS

   The following name changes became effective March 1, 1999:

              ==================================================================
               NEW NAME                    FORMER NAME
              ==================================================================

   FUND:       Capital Preservation Fund   American Century - Benham Capital
                                           Preservation Fund

   FUND:       Government Agency           American Century - Benham Government
               Money Market Fund           Agency Money Market Fund


                                                 www.americancentury.com      17


Capital Preservation--Financial Highlights
--------------------------------------------------------------------------------

                                      FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                        1999         1998         1997         1996         1995
PER-SHARE DATA
Net Asset Value,
Beginning of Year ...................  $1.00        $1.00        $1.00        $1.00        $1.00
                                     ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income .............   0.05         0.05         0.05         0.05         0.04
                                     ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ........  (0.05)       (0.05)       (0.05)       (0.05)       (0.04)
                                     ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Year ........   $1.00        $1.00        $1.00        $1.00        $1.00
                                     ==========   ==========   ==========   ==========   ==========
  Total Return(1) ...................   4.72%        5.06%        4.82%        5.21%        4.31%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(2) ............   0.48%        0.49%        0.49%        0.51%        0.50%
Ratio of Net Investment Income
to  Average Net Assets ..............   4.53%        4.90%        4.66%        5.07%        4.24%
Net Assets, End of Year
(in thousands) ......................$3,324,805   $3,144,584   $2,978,015   $3,077,558   $2,883,350

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.
(2) The ratios for years ended March 31, 1997 and March 31, 1996 include expenses paid through expense offset arrangements.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income

* income distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

                                              See Notes to Financial Statements


18      1-800-345-2021


Government Agency--Financial Highlights
--------------------------------------------------------------------------------

                    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                       1999       1998       1997       1996       1995
PER-SHARE DATA
Net Asset Value,
Beginning of Year ................... $1.00      $1.00      $1.00      $1.00      $1.00
                                     --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income .............  0.05       0.05       0.05       0.05       0.04
                                     --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ........ (0.05)     (0.05)     (0.05)     (0.05)     (0.04)
                                     --------   --------   --------   --------   --------
Net Asset Value, End of Year ........  $1.00      $1.00      $1.00      $1.00      $1.00
                                     ========   ========   ========   ========   ========
  Total Return(1) ...................  4.91%      5.14%      4.89%      5.35%      4.47%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(2) ............  0.48%      0.51%      0.57%      0.51%      0.50%
Ratio of Net Investment Income
to Average Net Assets ...............  4.79%      5.02%      4.76%      5.20%      4.35%
Net Assets, End of Year
(in thousands) ......................$527,842   $487,791   $470,759   $503,328   $461,803

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(2) The ratios for years ended March 31, 1997 and March 31, 1996 include expenses paid through expense offset arrangements.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income

* income distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

See Notes to Financial Statements


                                                 www.americancentury.com      19


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Government Income Trust and Shareholders of the Capital Preservation Fund and the Government Agency Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital Preservation Fund (formerly the American Century - Benham Capital Preservation Fund) and the Government Agency Money Market Fund (formerly the American Century - Benham Government Agency Money Market Fund) (two of the eight funds in the American Century Government Income Trust hereafter referred to as the "Funds") at March 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. The financial highlights for each of the three years in the period ended March 31, 1997 were audited by other auditors, whose report dated May 2, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

Kansas City, Missouri
May 7, 1999


20      1-800-345-2021


Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to rollover the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      21


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     CAPITAL PRESERVATION seeks to provide interest income exempt from state taxes while maintaining a stable share price by investing in U.S. Treasury money market securities.

     GOVERNMENT AGENCY seeks to provide interest income exempt from state taxes while maintaining a stable share price by investing in U.S. government money market securities.

     An investment in the funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates published by the Federal Reserve Bank.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the U.S. Treasury and government money market funds are:

     U.S. TREASURY MONEY MARKET FUNDS (Capital Preservation) -- funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in U.S. Treasury obligations.

     U.S. GOVERNMENT MONEY MARKET FUNDS (Government Agency) -- funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities

[left margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS
     AMY O'DONNELL
     DENISE TABACCO


22      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 18-19.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MONEY MARKET SECURITIES

* FLOATING-RATE AGENCY NOTES (FLOATERS) -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank) whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR).

* U.S. GOVERNMENT AGENCY NOTES -- intermediate-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued with maturities ranging from three months to 30 years, but the funds only invest in those with remaining maturities of 13 months or less.

* U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- short-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued at a discount and achieve full value at maturity (typically one year or less).

* U.S. TREASURY BILLS (T-BILLS) -- short-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-bills are issued with maturities ranging from three months to one year.


                                                 www.americancentury.com      23


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* U.S. TREASURY NOTES (T-NOTES) -- intermediate-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-notes are issued with maturities ranging from two to 10 years, but the funds only invest in those with remaining maturities of 13 months or less.

OTHER SHORT-TERM INVESTMENTS

* DOLLAR ROLLS -- short-term debt agreements in which a fund buys a security and agrees to sell it back at a specific price and date (usually within seven days). The fund actually takes possession and ownership of the security until the sale date.

* REPURCHASE AGREEMENTS (REPOS) -- short-term debt agreements in which a fund buys a security and agrees to sell it back at a specific price and date (usually within seven days). The fund does not own the security; instead, the security serves as collateral for the agreement.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- Offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- Offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* GROWTH -- Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


24      1-800-345-2021

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.




American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9905                                                    Funds Distributor, Inc.
SH-BKT-16268                      (c)1999 American Century Services Corporation

[front cover]
                                                                 MARCH 31, 1999

ANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

-----------------------
SHORT-TERM GOVERNMENT

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

AMERICAN CENTURY KEEPS WITH TRADITION
--------------------------------------------------------------------------------

FOLLOWING BENHAM'S FOOTSTEPS

On March 1, we made it easier for you to do business with us. We simplified our organizational structure by eliminating the venerable Benham and Twentieth Century names, and putting all our funds under American Century. The name change will not affect your funds' investment management--the proven Benham investment philosophy, experienced portfolio management teams, and legacy of innovation and high-quality performance remain.

CONSISTENT, SOLID PERFORMANCE--We'll continue to adhere to the investment practices that have helped our fixed-income funds perform so well over the years. In 1998, two-thirds of American Century bond funds beat their peer group average, according to Lipper, Inc.

CONSISTENT INVESTMENT PHILOSOPHY--American Century fixed-income funds will continue to offer a "pure play" on their sector of the market, as they did under Benham.

CONTINUITY OF THE MANAGEMENT TEAM--The investment process is not all that remains the same; we've retained our core team of experienced fixed-income portfolio managers.

    * Experience--The more than 35 fixed-income investment professionals at American Century have an average of nine years of investment management experience.

    * Bigger and better--Since American Century was formed, we've doubled the size of the original Benham management team in our Mountain View, California office.

TRADITION OF INNOVATION--Like Benham before it, American Century is a leader in fixed-income fund innovation. For example, we introduced a total of four new fixed-income funds in the last three years, including the first no-load inflation-adjusted bond fund.

We continue to run our fixed-income operation from our offices in Mountain View, California, which is also home to our walk-in Investor Center.

We look forward to continuing to meet your fixed-income investment needs in the Benham tradition.

WHAT'S NEW . . .

     We now classify our funds in easy-to-remember categories based on objective and risk. The four objective categories are: CAPITAL PRESERVATION, INCOME, GROWTH AND INCOME, and GROWTH. The three risk categories are: CONSERVATIVE, MODERATE, and AGGRESSIVE. This new classification system makes it easier for investors to identify which funds are right for them.

     Turn to the inside back cover of this report to see a list of the funds classified by objective and risk. For definitions of the fund categories, see the Glossary.

Past performance is no guarantee of future results.

[left margin]

SHORT-TERM GOVERNMENT
(TWUSX)
-------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     The U.S. government bond market experienced a remarkable reversal during the year ended March 31, 1999. When we last addressed you in the semiannual report for Short-Term Government, yields had just plunged as investors rushed to the relative safety and liquidity of short-term U.S. bonds, especially
Treasurys. Investors were spooked by global economic and financial turmoil, which also motivated the Federal Reserve (the U.S. central bank) to cut short-term interest rates to bolster a seemingly vulnerable U.S. economy and help stabilize markets worldwide.

     The Fed's actions helped turn things around. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had rebounded. As a result, investors sold short-term Treasurys in favor of stocks and higher-yielding bonds. Yields rose, though they still remained significantly lower than they were a year earlier.

     It was also an exciting period at American Century. In March, we consolidated all our funds under the American Century name. Though we are proud of the venerable Twentieth Century and Benham names, we believe the change makes it simpler for you to identify your funds.

     We also reclassified all 71 of our funds, based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, sorted by their new classifications, is on the inside back cover of this report.

     In addition, we've made some enhancements to our Web site (at www.americancentury.com). Among the new features are daily fund information, including return and price data, market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, here's our latest Year 2000 Readiness Disclosure. Our critical systems have been renovated, tested, and returned to production. We continue to test these systems, as well as participate in industry-wide tests with our business partners.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

[right margin]

                 Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
SHORT-TERM GOVERNMENT
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Portfolio Composition
      by Security Type ....................................................    6
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   12
   Statement of Operations ................................................   13
   Statements of Changes
      in Net Assets .......................................................   14
   Notes to Financial
      Statements ..........................................................   15
   Financial Highlights ...................................................   19
   Report of Independent
      Accountants .........................................................   21
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   22
   Background Information
      Investment Philosophy
         and Policies .....................................................   23
      Comparative Indices .................................................   23
      Lipper Rankings .....................................................   23
      Investment Team
         Leaders ..........................................................   23
    Glossary ..............................................................   24


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Short-term U.S. government bonds posted solid returns for the year ended March 31, 1999, despite severe market volatility.

* Bonds rallied during the late summer and early fall of 1998 in response to global economic and financial turmoil that spooked investors into seeking safe haven in U.S. Treasury securities.

* Global instability prompted the Federal Reserve, the U.S. central bank, to cut short-term interest rates for the first time in three years.

* Treasury yields plunged and prices soared. Other government bond sectors, such as agency and mortgage-backed securities, lagged due to weaker demand.

* The Fed's actions helped stabilize world financial markets, restored investor confidence, and triggered a rebound by the U.S. stock market.

* As the global economy strengthened and investors regained confidence, they began to switch out of Treasurys and back into stocks and higher-yielding bonds.

* Agency and mortgage-backed securities benefited from the switch during the first quarter of 1999, while Treasurys suffered.


MANAGEMENT Q&A

* Short-Term Government provided an above-average return for the year ended March 31, 1999 (according to Lipper Inc.).

* Below-average expenses and an above-average exposure to mortgage-backed and agency securities boosted the fund's returns.

*   Short-Term  Government  increased  its  mortgage  position  last  fall  when
    mortgage-backed   securities   offered   attractive   yields  compared  with
    Treasurys.

* The investment team reversed that strategy in 1999 when mortgage-backed securities rallied and Treasurys sold off.

* The investment team made only modest adjustments to the portfolio's duration, keeping it within 10% of the fund's benchmark index.

*   The fund's duration is likely to remain neutral to the benchmark,  at around
    1.85 years, in the near term because we believe there's little evidence that interest rates are poised to move significantly lower.

* The bulk of Short-Term Government's assets are also likely to remain in relatively high-yielding mortgage-backed securities.

[left margin]

           SHORT-TERM GOVERNMENT(1)
                    (TWUSX)
TOTAL RETURNS:                 AS OF 3/31/99
    6 Months                        0.94%(2)
    1 Year                             5.39%
30-DAY SEC YIELD:                      5.07%
INCEPTION DATE:                     12/15/82
NET ASSETS:                $832.4 million(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  Includes Investor and Advisor Classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 24-25.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, chief investment officer of fixed income

SOLID RETURNS

     Short-term U.S. government bonds posted solid returns for the year ended March 31, 1999. The Salomon Brothers 1- to 3-Year Treasury/Agency Index returned 6.10%, even though short-term bond prices and yields gyrated in response to changing expectations for global economic growth and inflation.

FIRST, A FLIGHT TO QUALITY

     Bond investors began the period worried that strong U.S. economic growth in 1998 might ignite inflation and force interest rates higher. Those fears evaporated when financial and economic problems in Southeast Asia intensified. Instead of interest rate hikes, investors factored in the possibility of interest rate cuts.

     Signs of trouble in Russia and Latin America intensified the recessionary outlook, which caused investors to flock to the safety and liquidity of U.S. Treasury securities. This drove down Treasury yields until October, as shown in the accompanying graph. Furthermore, to stabilize financial markets and boost investor confidence, the Federal Reserve lowered short-term interest rates in September, October, and November-- its first rate cuts in three years.

THEN, A FLIGHT FROM QUALITY

     As a result of the Fed's actions, continuing U.S. economic strength, and signs of recovery in some of the troubled economies around the globe, expectations shifted in late 1998 and early 1999. Safety became less of a concern to investors, while improved returns and higher yields became more important. That resulted in a shift back to higher-yielding bonds. Treasury securities were hit hard by this shift. Treasury yields, as shown in the accompanying graph, bounced back significantly from October 1998 to March 1999, causing Treasury bond prices to fall. However, Treasurys didn't give up all of their earlier price gains.

WHERE AGENCYS AND  MORTGAGES FIT IN

     With their relatively high yields, mortgage-backed and agency securities generally outperformed U.S. Treasury securities during much of the spring and summer of 1998. But that changed when global turmoil prompted investors to seek "safe haven" in Treasurys in the early fall. Investors shunned mortgage-backed securities as prices fell due to increased home-loan refinancing activity and heavy selling by hedge funds. Agency securities, meanwhile, languished from faltering demand.

     However, with the global economic crisis subsiding by early 1999, fewer investors required the relative safety and liquidity of Treasurys. Instead, they sought higher-yielding fixed-income investments, including mortgage-backed and agency securities. That shift in sentiment caused mortgage-backed and agency securities to outperform Treasurys during the first three months of 1999.

[right margin]

"SIGNS OF TROUBLE IN RUSSIA AND LATIN AMERICA. . .CAUSED INVESTORS TO FLOCK TO THE SAFETY AND LIQUIDITY OF U.S. TREASURY SECURITIES. THIS DROVE DOWN TREASURY YIELDS UNTIL OCTOBER (SEE THE GRAPH BELOW)."

[line graph - data below]

SHIFTING TREASURY YIELD CURVES

                     3/31/98         10/5/98         3/31/99
YEARS TO MATURITY
1                     5.52%           4.35%           4.91%
2                     5.57%           4.06%           5.04%
3                     5.62%           4.13%           5.12%
4                     5.64%           4.22%           5.21%
5                     5.62%           4.07%           5.13%
6                     5.67%           4.08%           5.27%
7                     5.71%           4.09%           5.40%
8                     5.69%           4.08%           5.33%
9                     5.67%           4.07%           5.27%
10                    5.65%           4.07%           5.21%
11                    5.69%           4.18%           5.31%
12                    5.73%           4.30%           5.41%
13                    5.77%           4.42%           5.51%
14                    5.84%           4.54%           5.62%
15                    5.87%           4.65%           5.72%
16                    5.89%           4.69%           5.76%
17                    5.91%           4.74%           5.80%
18                    5.93%           4.79%           5.84%
19                    5.95%           4.84%           5.88%
20                    5.99%           4.88%           5.91%
21                    5.99%           4.89%           5.90%
22                    5.99%           4.91%           5.89%
23                    6.00%           4.93%           5.89%
24                    6.00%           4.95%           5.88%
25                    6.01%           4.97%           5.87%
26                    6.00%           4.92%           5.84%
27                    5.98%           4.87%           5.80%
28                    5.97%           4.82%           5.76%
29                    5.96%           4.77%           5.72%
30                    5.94%           4.71%           5.68%

Source: Bloomberg Financial Markets

"TREASURY YIELDS BOUNCED BACK SIGNIFICANTLY FROM OCTOBER 1998 TO MARCH 1999, CAUSING TREASURY BOND PRICES TO FALL."


                                                  www.americancentury.com      3


Short-Term Government--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999
                                     INVESTOR CLASS (INCEPTION 12/15/82)                  ADVISOR CLASS (INCEPTION 7/8/98)
                    SHORT-TERM   SALOMON 1- TO 3-YEAR   SHORT U.S. GOVERNMENT FUNDS(2)   SHORT-TERM   SALOMON 1- TO 3-YEAR
                    GOVERNMENT   TREAS./AGENCY INDEX   AVERAGE RETURN   FUND'S RANKING   GOVERNMENT   TREAS./AGENCY INDEX
6 MONTHS(1)            0.94%           1.37%              1.12%               --            0.81%            1.37%
1 YEAR                 5.39%           6.10%              5.21%          35 OUT OF 69        --               --
=======================================================================================================================
AVERAGE ANNUAL RETURNS
=======================================================================================================================
3 YEARS                5.58%           6.30%              5.57%          30 OUT OF 54        --               --
5 YEARS                5.50%           6.18%              5.34%          22 OUT OF 46        --               --
10 YEARS               6.28%           7.27%              6.46%           9 OUT OF 12        --               --
LIFE OF FUND           7.08%           8.16%(3)           7.31%(3)       2 OUT OF 3(3)      3.37%          3.99%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 12/31/82, the date nearest the class's inception for which data are available.

(4) Since 7/31/98, the date nearest the class's inception for which data are available.

See pages 22-24 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 3/31/99
Salomon 1- to 3-Year
   Treasury/Agency Index     $20,170
Short-Term Government        $18,390

                                                  Salomon 1- to 3-Year
                     Short-Term Government       Treasury/Agency Index
DATE                         VALUE                       VALUE
3/31/89                     $10,000                     $10,000
3/31/90                     $10,856                     $11,042
3/31/91                     $11,905                     $12,275
3/31/92                     $12,965                     $13,426
3/31/93                     $13,908                     $14,559
3/31/94                     $14,072                     $14,947
3/31/95                     $14,598                     $15,598
3/31/96                     $15,628                     $16,792
3/31/97                     $16,361                     $17,689
3/31/98                     $17,450                     $19,011
3/31/99                     $18,390                     $20,170

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Salomon 1- to 3-Year Treasury/ Agency Index is provided for comparison in each graph. Short-Term Government's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED MARCH 31)
                                        Salomon 1- to 3-Year
              Short-Term Government     Treasury/Agency Index
DATE                 RETURN                    RETURN
3/31/90              8.56%                     10.42%
3/31/91              9.66%                     11.17%
3/31/92              8.91%                      9.37%
3/31/93              7.27%                      8.44%
3/31/94              1.18%                      2.67%
3/31/95              3.74%                      4.35%
3/31/96              7.05%                      7.66%
3/31/97              4.69%                      5.34%
3/31/98              6.66%                      7.47%
3/31/99              5.39%                      6.10%



4      1-800-345-2021


Short-Term Government--Q&A
--------------------------------------------------------------------------------
/photo of Newlin Rankin/

     An interview with Newlin Rankin, a portfolio manager on the American Century government bond investment team.

HOW DID SHORT-TERM GOVERNMENT PERFORM DURING THE YEAR ENDED MARCH 31, 1999?

     The fund provided a total return of 5.39%,* which was better than the 5.21% average total return of the 69 "Short U.S. Government Funds" tracked by Lipper Inc. (See the previous page for additional performance comparisons.)

WHAT HELPED SHORT-TERM GOVERNMENT OUTPERFORM ITS PEER GROUP?

     Much of the fund's outperformance can be attributed to below-average expenses and an above-average exposure to mortgage-backed and agency securities. Lower expenses mean higher yields and returns for our shareholders, other things being equal.

     In addition, the relatively high yields offered by mortgage-backed and agency securities provided a return advantage over lower-yielding Treasurys. In a short-maturity fund like this one that tends to have less share price fluctuation than longer-maturity bond funds, yield is an important contributor to returns.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO'S ASSET ALLOCATION?

     Most of our modifications were based on whether we felt Treasurys, agencys, or mortgages offered the best value at a given point. By the beginning of October, we had increased our stake in mortgage-backed securities to 71% of assets, up from 61% six months earlier. At about the same time, we reduced our Treasury exposure to 25% of assets, down from 37% last April.

     That change reflected our view that mortgage-backed securities offered very attractive yields compared with Treasurys. As Randy Merk outlined in the Market Perspective on page 3, Treasury yields dropped sharply last fall thanks to huge investor demand for maximum credit safety and liquidity in the face of global economic uncertainty. Meanwhile, the yields for mortgage-backed securities were pushed higher by concerns that homeowners would refinance to take advantage of falling interest rates. Some of these concerns were realized when long-term interest rates dove to record lows in October and refinancings surged.

WHY ARE MORTGAGE PREPAYMENTS A SOURCE OF CONCERN?

     Mortgage refinancings shorten the lives of mortgage-backed securities and potentially force investors to reinvest in lower-yielding bonds. For those reasons, the yield difference between mortgage and Treasury securities--the yield "spread"--nearly doubled. We purchased mortgage-backed securities when the spread widened.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"MUCH OF THE FUND'S OUTPERFORMANCE CAN BE ATTRIBUTED TO BELOW-AVERAGE EXPENSES AND AN ABOVE-AVERAGE EXPOSURE TO MORTGAGE-BACKED AND AGENCY SECURITIES."

PORTFOLIO AT A GLANCE
                             3/31/99           3/31/98
NUMBER OF SECURITIES           107               125
WEIGHTED AVERAGE
MATURITY                     2.9 YRS           3.0 YRS
AVERAGE DURATION             1.9 YRS           1.9 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)            0.59%            0.59%*

* Annualized.

YIELD AS OF MARCH 31, 1999
                            INVESTOR           ADVISOR
                              CLASS             CLASS
30-DAY SEC YIELD              5.07%             4.81%

Investment terms are defined in the Glossary on pages 24-25.


                                                  www.americancentury.com      5


Short-Term Government--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     More recently, we've shifted course again. The flight to quality that boosted Treasurys in the fall reversed itself in January. Rather than safety, investors increasingly wanted higher yields. In response, mortgage-backed securities rallied while Treasurys languished. We took advantage of these market conditions to sell some mortgage-backed securities at attractive prices and redeploy the proceeds primarily into Treasurys.

     By the end of March, mortgage-backed securities stood at 61% of assets, while Treasurys were 34%.

WHAT TYPES OF MORTGAGE-BACKED  SECURITIES DID YOU FAVOR?

     We generally favored collateralized mortgage obligations (CMOs). Each CMO consists of a mortgage pool split into two or more classes of securities with different yields, maturities, and cash flow patterns. The advantage of a CMO is that it allows us to structure the cash flow from the investment, which is made up of the interest and principal payments from the mortgages that comprise the security. CMOs can be structured to generate a fixed- or floating-rate coupon. In essence, CMOs make it easier for us to predict the pace at which capital will be returned to us.

     Within the CMO market, we generally choose fixed-rate CMOs that are based on 30-year mortgage pools issued by the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corp. (Freddie Mac). The CMOs we purchase have shorter average lives than standard Fannie Mae or Freddie Mac pass-through securities, which make the CMOs well-suited for a short-term U.S. government bond fund. In October and November, when we purchased them, these fixed-rate CMOs were very attractive because their yields were more than 100 basis points (1.00%--a basis point equals 0.01%) higher than the yields of short-term Treasurys.

WHAT STEPS DID YOU TAKE TO MINIMIZE SHORT-TERM GOVERNMENT'S EXPOSURE TO MORTGAGE REFINANCINGS?

     Homeowners who pay lower interest rates on their mortgages have less incentive to refinance. Therefore, we increasingly sold higher-coupon (higher-interest-paying) mortgage-backed securities that had performed well, leaving the portfolio with a lower overall average coupon. As a result of this strategy, the coupon on the average mortgage pool owned by the fund fell about 28 basis points to 7.38%, and the fund's average coupon declined from 6.12% to around 5.90%.

WHAT CHOICES DID YOU MAKE IN THE TREASURY SECTOR?

     We emphasized older  securities,  known as "off-the-run"  Treasurys.  These
securities   typically  have  slightly   higher   yields--and   more  attractive
prices--than the most recently issued, or "on-the-run," Treasurys.

     Unfortunately, off-the-run Treasurys underperformed newer securities throughout the final months of 1998. As global uncertainty prompted more investors to buy Treasurys, they flocked to the most liquid, on-the-run securities. Since the beginning of 1999, however, off-the-run securities have gained some ground on more recently issued Treasurys.

[left margin]

"WE TOOK ADVANTAGE OF FAVORABLE MARKET CONDITIONS TO SELL SOME MORTGAGE-BACKED SECURITIES AT ATTRACTIVE PRICES AND REDEPLOYED THE PROCEEDS PRIMARILY INTO TREASURYS."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF MARCH 31, 1999
Mortgage-Backed Securities     61%
U.S. Treasury Securities       34%
Temporary Cash Investments      5%

AS OF SEPTEMBER 30, 1998
Mortgage-Backed Securities     71%
U.S. Treasury Securities       25%
U.S. Gov't. Agency
   Securities                   4%

Security types are defined on page 25.


6      1-800-345-2021


Short-Term Government--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW DID YOU MANAGE SHORT-TERM GOVERNMENT'S INTEREST RATE SENSITIVITY?

     We adjusted the portfolio's duration in response to market conditions and our view on where interest rates were headed.

     (Duration is a measure of a bond portfolio's interest rate sensitivity. The longer the duration, the more the share price of a bond fund will rise or fall when rates change.)

     We attempted to lengthen duration when we thought interest rates might fall and shorten it when interest rates appeared likely to rise. That said, we generally made only modest adjustments to duration, typically keeping it within 10% of the duration of our benchmark, the Salomon Brothers 1- to 3-Year Treasury/Agency Index.

WHAT IS YOUR OUTLOOK FOR INTEREST RATES?

     We think interest rates will remain roughly where they are now, although they are likely to bounce around a bit in response to the latest economic news. The U.S. economy remains strong despite economic weakness in Asia, Latin America, and Europe. In light of brisk domestic economic growth, we see no need for the Federal Reserve to lower interest rates to stimulate the economy.

     On the other hand, inflation is nearly non-existent, so there doesn't seem to be much evidence to support an interest rate hike either. Furthermore, U.S. interest rates remain high relative to much of the rest of the world. Higher U.S. interest rates would boost the value of the U.S. dollar and further destabilize already weak foreign currencies.

     Unless U.S. economic growth slows substantially or inflation picks up significantly, we believe interest rates will remain relatively stable, with a modest upward bias.

WITH THAT OUTLOOK IN MIND, WHAT'S YOUR STRATEGY GOING FORWARD?

     We're likely to keep duration neutral to the benchmark, at around 1.85 years. That's what we typically do when we believe that rates are unlikely to move significantly higher or lower. But we'll make adjustments if we think there's a compelling reason for interest rates to make a big move.

     We also plan to maintain the fund's current asset allocation, with the bulk of assets in relatively high-yielding mortgage-backed securities. We'll offset our mortgage position with Treasurys, which provide the fund with liquidity.

[right margin]

"WE THINK INTEREST RATES WILL REMAIN ROUGHLY WHERE THEY ARE NOW, ALTHOUGH THEY ARE LIKELY TO BOUNCE AROUND A BIT IN RESPONSE TO THE LATEST ECONOMIC NEWS."


                                                  www.americancentury.com      7


Short-Term Government--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999

Principal Amount                ($ in Thousands)                    Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES--34.4%
                 $130,000  U.S. Treasury Notes, 6.25%,
                              10/31/01                             $133,723
                  150,000  U.S. Treasury Notes, 5.25%,
                              1/31/01                               150,691
                                                                 ------------
TOTAL U.S. TREASURY SECURITIES                                      284,414
                                                                 ------------
   (Cost $285,780)

ADJUSTABLE-RATE MORTGAGE SECURITIES(1)--5.6%
FHLMC--1.7%
                    9,896  FHLMC Pool #605188, 7.14%,
                              4/1/18                                 10,158
                      160  FHLMC Pool #635104, 6.75%,
                              8/1/18                                    165
                      383  FHLMC Pool #606095, 7.38%,
                              11/1/18                                   390
                    2,136  FHLMC Pool #755188, 6.92%,
                              9/1/20                                  2,200
                      459  FHLMC Pool #390263, 6.25%,
                              1/1/21                                    463
                       53  FHLMC Pool #775473, 7.36%,
                              6/1/21                                     54
                      722  FHLMC Pool #876559, 7.83%,
                              3/1/24                                    737
                                                                 ------------
                                                                     14,167
                                                                 ------------
FNMA--3.8%
                      325  FNMA Pool #020155, 7.49%,
                              8/1/14                                    332
                       59  FNMA Pool #009781, 7.07%,
                              10/1/14                                    59
                      233  FNMA Pool #025432, 7.00%,
                              4/1/16                                    238
                      234  FNMA Pool #036922, 7.375%,
                              8/1/16                                    240
                      348  FNMA Pool #105843, 7.63%,
                              1/1/17                                    357
                    1,613  FNMA Pool #061401, 7.73%,
                              5/1/17                                  1,695
                      898  FNMA Pool #066415, 7.03%,
                              7/1/17                                    927
                      309  FNMA Pool #061392, 7.36%,
                              7/1/17                                    323
                      223  FNMA Pool #064708, 6.75%,
                              2/1/18                                    231
                      970  FNMA Pool #070030, 6.83%,
                              2/1/18                                    993
                      136  FNMA Pool #162880, 7.33%,
                              5/1/18                                    139
                      250  FNMA Pool #070186, 6.94%,
                              6/1/18                                    259
                      672  FNMA Pool #013786, 7.16%,
                              8/1/18                                    692

Principal Amount                ($ in Thousands)                    Value
--------------------------------------------------------------------------------

              $       182  FNMA Pool #116473, 7.21%,
                              12/1/18                              $    186
                      547  FNMA Pool #244477, 6.39%,
                              8/1/19                                    562
                    2,792  FNMA Pool #142402, 6.99%,
                              9/1/19                                  2,870
                    1,040  FNMA Pool #070595, 6.57%,
                              1/1/20                                  1,061
                   11,923  FNMA Pool #313611, 6.83%,
                              12/1/20                                12,139
                      430  FNMA Pool #336479, 7.37%,
                              3/1/21                                    442
                      347  FNMA Pool #129482, 6.41%,
                              8/1/21                                    351
                      662  FNMA Pool #145556, 6.50%,
                              1/1/22                                    684
                      435  FNMA Pool #334441, 7.00%,
                              5/1/22                                    443
                    1,011  FNMA Pool #163993, 7.37%,
                              5/1/22                                  1,037
                      427  FNMA Pool #169868, 6.92%,
                              6/1/22                                    436
                      323  FNMA Pool #173165, 6.93%,
                              7/1/22                                    329
                      316  FNMA Pool #178295, 6.78%,
                              9/1/22                                    323
                      188  FNMA Pool #328733, 7.08%,
                              1/1/23                                    193
                      251  FNMA Pool #220498, 7.75%,
                              6/1/23                                    258
                      178  FNMA Pool #222649, 7.77%,
                              7/1/23                                    183
                    1,865  FNMA Pool #303336, 7.21%,
                              8/1/23                                  1,911
                      477  FNMA Pool #190647, 7.33%,
                              8/1/23                                    490
                      357  FNMA Pool #318767, 7.69%,
                              10/1/25                                   366
                       73  FNMA Pool #062836, 6.61%,
                              4/1/26                                     74
                      150  FNMA Pool #062835, 6.39%,
                              1/1/27                                    152
                      144  FNMA Pool #070184, 7.15%,
                              1/1/27                                    150
                      277  FNMA Pool #070716, 6.51%,
                              1/1/29                                    282
                      289  FNMA Pool #091689, 6.62%,
                              2/1/29                                    298
                                                                 ------------
                                                                     31,705
                                                                 ------------
GNMA--0.1%
                      246  GNMA Pool #008872, 6.625%,
                              11/20/21                                  253
                      172  GNMA Pool #008230, 6.875%,
                              5/20/17                                   176

                                              See Notes to Financial Statements


8      1-800-345-2021


Short-Term Government--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

Principal Amount                ($ in Thousands)                    Value
--------------------------------------------------------------------------------

              $       282  GNMA Pool #008763, 7.375%,
                              2/20/21                              $    288
                        8  GNMA Pool #008902, 6.875%,
                              1/20/22                                     8
                      189  GNMA Pool #008964, 7.125%,
                              8/20/26                                   192
                                                                 ------------
                                                                        917
                                                                 ------------
TOTAL ADJUSTABLE-RATE
MORTGAGE SECURITIES                                                  46,789
                                                                 ------------
   (Cost $47,087)

FIXED-RATE MORTGAGE SECURITIES(1)--4.4%
FHLMC--2.4%
                    6,447  FHLMC Pool #G40164, 6.50%,
                              11/1/02                                 6,561
                    4,836  FHLMC Pool #G10439, 6.50%,
                              1/1/11                                  4,904
                    8,129  FHLMC Pool #E64136, 6.50%,
                              5/1/11                                  8,236
                                                                 ------------
                                                                     19,701
                                                                 ------------
FNMA--1.8%
                    5,556  FNMA Pool #332814, 6.00%,
                              7/1/09                                  5,541
                    9,284  FNMA Pool #356801, 6.00%,
                              12/1/08                                 9,258
                                                                 ------------
                                                                     14,799
                                                                 ------------
GNMA--0.2%
                        3  GNMA Pool #127619, 12.50%,
                              6/15/00                                     3
                       12  GNMA Pool #126325, 11.50%,
                              8/15/00                                    13
                      198  GNMA Pool #001565, 5.50%,
                              1/20/09                                   192
                       70  GNMA Pool #179457, 9.00%,
                              12/20/16                                   75
                       86  GNMA Pool #199973, 9.00%,
                              12/20/16                                   92
                      347  GNMA Pool #220128, 9.00%,
                              8/20/17                                   371
                      135  GNMA Pool #220134, 9.50%,
                              8/20/17                                   144
                       78  GNMA Pool #234860, 9.50%,
                              10/20/17                                   83
                      589  GNMA Pool #001291, 9.50%,
                              11/20/19                                  629
                                                                 ------------
                                                                      1,602
                                                                 ------------
TOTAL FIXED-RATE
MORTGAGE SECURITIES                                                  36,102
                                                                 ------------
   (Cost $35,898)

Principal Amount                ($ in Thousands)                    Value
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS(1)--50.7%
FHLMC--28.0%
               $    3,692  FHLMC REMIC, Series 1516,
                              Class FA, Floater, 5.50%,
                              4/15/99, resets monthly off
                              the 1-month LIBOR plus
                              0.50% with a 0.50% floor and
                              a 8.50% cap, final maturity
                              6/15/00(2)                           $  3,709
                    6,314  FHLMC REMIC, Series 1521,
                              Class FA, Floater,  5.50%,
                              4/15/99, resets monthly
                              off the  1-month  LIBOR
                              plus 0.50% with a 0.50%
                              floor and a 8.50% cap,
                              final maturity 7/15/00(2)               6,335
                    9,393  FHLMC REMIC, Series 1998,
                              Class FG, Floater,
                              5.90%,  4/15/99,  resets
                              monthly off the 1-month
                              LIBOR plus 0.90% with a
                              0.90% floor and 9.00% cap,
                              final maturity
                              10/15/27(2)                             9,415
                    2,494  FHLMC REMIC, Series 1528,
                              Class A, 6.50%, 12/15/00                2,504
                    2,037  FHLMC REMIC, Series 1982,
                              Class BC SEQ, 6.50%,
                              9/15/04                                 2,039
                    8,068  FHLMC REMIC, Series 1451,
                              Class Z PAC-1, 6.75%,
                              7/15/05                                 8,080
                    7,205  FHLMC REMIC, Series 1587,
                              Class EB PAC-1, 5.50%,
                              5/15/07                                 7,215
                    8,749  FHLMC REMIC, Series 1678,
                              Class PE PAC, 5.60%,
                              7/15/07                                 8,767
                   33,088  FHLMC REMIC, Series 2013,
                              Class VA SC, PT, 6.00%,
                              3/15/12                                32,648
                   34,300  FHLMC REMIC, Series 2034,
                              Class PC PAC, 6.00%,
                              11/15/18                               34,417
                    7,922  FHLMC REMIC, Series 1861,
                              Class E SEQ, 6.50%, 8/15/20             7,991
                    7,113  FHLMC REMIC, Series 1934,
                              Class HB SEQ, 6.50%,
                              8/17/21                                 7,170
                   19,835  FHLMC REMIC, Series 1560,
                              Class PY PAC-1, 5.95%,
                              11/15/21                               19,706
                   12,000  FHLMC REMIC, Series 1896,
                              Class C SEQ, 7.00%,
                              11/15/21                               12,133
                    6,177  FHLMC REMIC, Series 1558,
                              Class A TAC, 6.00%, 5/15/22             6,169

See Notes to Financial Statements


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Short-Term Government--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 1999

Principal Amount                ($ in Thousands)                    Value
--------------------------------------------------------------------------------

                  $10,000  FHLMC REMIC, Series 2072,
                              Class PN PAC, 5.75%,
                              7/15/24                              $  9,786
                   25,194  FHLMC REMIC, Series 2129,
                              Class K SEQ, 6.00%, 1/15/26            24,105
                    9,661  FHLMC REMIC, Series 2085,
                              Class PD PAC-1, 6.25%,
                              11/15/26                                9,533
                   19,639  FHLMC REMIC, Series 2078,
                              Class BA SEQ, 6.25%,
                              12/15/27                               19,418
                                                                 ------------
                                                                    231,140
                                                                 ------------
FNMA--22.0%
                    9,284  FNMA REMIC, Series 1993-64,
                              Class FB, Floater,
                              5.24%,  4/26/99,  resets
                              monthly off the 1-month
                              LIBOR plus 0.30% with a
                              0.30% floor and 8.50%
                              cap, final maturity 5/25/00(2)          9,312
                    3,925  FNMA REMIC, Series 1993-64
                              Class F, Floater,  5.84%,
                              4/26/99, resets monthly
                              off the  1-month  LIBOR  plus
                              0.90%  with a 0.90%
                              floor and 9.00% cap, final maturity
                              5/25/00(2)                              3,945
                    5,147  FNMA REMIC, Series 1993-81
                              Class F, Floater,  5.44%,
                              4/26/99,  resets monthly
                              off the  1-month  LIBOR
                              plus 0.50% with a 0.50%
                              floor and a 8.50% cap, final maturity
                              6/25/00(2)                              5,176
                    7,984  FNMA REMIC, Series 1993-88,
                              Class FC, Floater,  5.44%,
                              4/26/99, resets monthly
                              off the  1-month  LIBOR
                              plus 0.50% with a 0.50%
                              floor and a 8.25% cap, final maturity
                              6/25/00(2)                              8,016
                    7,369  FNMA REMIC, Series 1993-169,
                              Class F TAC, Floater, 5.54%,
                              4/26/99, resets monthly off
                              the 1-month LIBOR plus 0.60%
                              with a 0.60% floor and 8.00%
                              cap, final maturity 9/25/00(2)          7,399
                    4,152  FNMA REMIC, Series 1993-172,
                              Class FA, Floater,
                              5.54%,  4/26/99,  resets
                              monthly  off the 1-month
                              LIBOR plus  0.60%  with a
                              0.60%  floor and a 8.00%
                              cap, final maturity
                              9/25/00(2)                              4,180


Principal Amount                ($ in Thousands)                    Value
--------------------------------------------------------------------------------

              $       618  FNMA REMIC, Series 1997-70,
                              Class FB, Floater, 5.39%,
                              4/19/98, resets monthly off
                              the 1-month LIBOR plus
                              0.45% with a 0.45% floor and
                              a 8.50% cap, final maturity
                              3/18/24(2)                           $    619
                   17,104  FNMA REMIC, Series 1998-39,
                              Class FB, Floater,  5.36%,
                              4/19/98, resets monthly
                              off the  1-month  LIBOR
                              plus 0.40% with a 0.40%
                              floor and a 8.50% cap,
                              final maturity 7/18/28(2)              17,040
                   11,209  FNMA REMIC, Series 1994-7,
                              Class PD PAC-1, 6.05%,
                              7/25/07                                11,256
                    3,029  FNMA REMIC, Series 1996-10,
                              Class A SEQ, 6.50%,
                              11/25/17                                3,034
                    4,216  FNMA REMIC, Series 1996-12,
                              Class A SEQ, 6.50%,
                              12/25/17                                4,240
                    1,335  FNMA REMIC, Series G93-29,
                              Class A SEQ, 6.65%,
                              10/25/18                                1,337
                    8,574  FNMA REMIC, Series 1996-64,
                              Class PB PAC, 6.50%,
                              1/18/19                                 8,663
                   19,000  FNMA REMIC, Series 1993-120,
                              Class G PAC-1, 4.50%,
                              4/25/19                                18,466
                   17,125  FNMA REMIC, Series 1993-116,
                              Class D PAC, 5.75%, 8/25/19            17,093
                   13,838  FNMA REMIC, Series 1997-20,
                              Class E SEQ, 7.00%, 6/17/20            14,174
                   14,000  FNMA REMIC, Series 1998-29,
                              Class AB SEQ, 6.40%,
                              8/20/23                                14,050
                    8,182  FNMA REMIC, Series 1993-162,
                              Class E PAC-2, 6.00%,
                              8/25/23                                 8,086
                   25,725  FNMA REMIC, Series 1996-39,
                              Class C SEQ, 6.00%,
                              12/25/24                               25,443
                                                                 ------------
                                                                    181,529
                                                                 ------------
GNMA--0.7%
                    2,138  GNMA REMIC, Series 1996-15,
                              Class K SEQ, 7.00%, 9/16/06             2,153
                    3,644  GNMA REMIC, Series 1996-15,
                              Class J SEQ, 7.00%, 1/16/07             3,697
                                                                 ------------
                                                                      5,850
                                                                 ------------

                                              See Notes to Financial Statements


10      1-800-345-2021


Short-Term Government--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

Principal Amount                ($ in Thousands)                    Value
--------------------------------------------------------------------------------
PRIVATE LABEL(3)
              $       100  Dean Witter Trust I Floater,
                              Series I, Class A, Underlying
                              Collateral FHLMC, 5.75%,
                              4/20/99, resets quarterly off
                              the 1-month LIBOR plus
                              0.50% with a 0.50% floor and
                              a 13.00% cap, final maturity
                              4/20/18(2)                          $     100
                                                                 ------------
TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS                                                418,619
                                                                 ------------
   (Cost $417,320)

Principal Amount                ($ in Thousands)                    Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS--4.9%
       Repurchase Agreement, Morgan Stanley
              Group, Inc., (U.S. Treasury obligations), in
              a joint trading account at 4.90%, dated
              3/31/99, due 4/1/99 (Delivery value
              $40,637)                                             $ 40,631
                                                                 ------------
   (Cost $40,631)

TOTAL INVESTMENT SECURITIES--100.0%                                $826,555
                                                                 ============
   (Cost $826,716)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.
(2) Interest  reset date is indicated.  Rate shown is effective  March 31, 1999.
(3) Investment in category is less than 0.05% of total investment securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      11


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

MARCH 31, 1999

ASSETS                                  (In Thousands, Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $826,716) (Note 3) ..............  $826,555
Cash ..................................................     242
Receivable for investments sold .......................     161
Interest receivable ...................................    7,183
                                                        ------------
                                                          834,141
                                                        ------------

LIABILITIES
Payable for capital shares redeemed ...................      742
Accrued management fees (Note 2) ......................      412
Payable for trustees' fees and expenses ...............       4
Accrued expenses and other liabilities ................       1
Dividends payable .....................................      544
                                                        ------------
                                                            1,703
                                                        ------------
Net Assets ............................................   $832,438
                                                        ============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ...............   $912,137
Accumulated net realized loss
  from investment transactions ........................   (79,538)
Net unrealized depreciation
  on investments (Note 3) .............................     (161)
                                                        ------------
                                                          $832,438
                                                        ============

Investor Class ($ and shares in full)
Net assets ............................................ $832,343,927
Shares outstanding ....................................  87,890,550
Net asset value per share .............................     $9.47

Advisor Class ($ and shares in full)
Net assets ............................................    $93,636
Shares outstanding ....................................     9,887
Net asset value per share .............................     $9.47

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


12      1-800-345-2021


Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 1999

INVESTMENT INCOME                                        (In Thousands)
Income:
Interest .................................................  $47,250
                                                          -----------
Expenses (Note 2):
Management fees ..........................................   4,822
Trustees' fees and expenses ..............................    27
                                                          -----------
 .........................................................   4,849
                                                          -----------
Net investment income ....................................  42,401
                                                          -----------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments .........................    586
Change in net unrealized
  depreciation on investments ............................    287
                                                          -----------
Net realized and unrealized
  gain on investments ....................................    873
                                                          -----------
Net Increase in Net Assets
  Resulting from Operations ..............................  $43,274
                                                          ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


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Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 1999, PERIOD ENDED MARCH 31, 1998(1) AND
YEAR ENDED OCTOBER 31, 1997

                                       MARCH 31,      MARCH 31,     OCTOBER 31,
Increase in Net Assets                   1999           1998           1997

OPERATIONS                                         (In Thousands)
Net investment income ...............  $42,401        $14,878         $20,109
Net realized gain on investments ....    586            731            1,053
Change in net unrealized
  appreciation (depreciation)
  on investments ....................    287           (4,232)          699
                                     ------------   ------------   -------------
Net increase in net assets
  resulting from operations .........   43,274         11,377         21,861
                                     ------------   ------------   -------------

DISTRIBUTIONS TO
SHAREHOLDERS From net investment income:
  Investor Class ....................  (42,400)       (14,878)       (20,109)
  Advisor Class .....................     (1)            --             --
                                     ------------   ------------   -------------
Decrease in net assets
  from distributions ................  (42,401)       (14,878)       (20,109)
                                     ------------   ------------   -------------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase in net assets from
  capital share transactions ........   23,101        292,633         167,808
                                     ------------   ------------   -------------
Net increase in net assets ..........   23,974        289,132         169,560

NET ASSETS
Beginning of period .................  808,464        519,332         349,772
                                     ------------   ------------   -------------
End of period .......................  $832,438       $808,464       $519,332
                                     ============   ============   =============

(1) The fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period.

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past three reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Short-Term Government Fund (the fund) is one of the eight funds issued by the trust. The investment objective of the fund is to provide investors with a high level of current income, consistent with stability of principal. The fund intends to pursue this objective by investing in securities of the U.S. government and its agencies. The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class commenced on July 8, 1998. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the fund's policy to distribute all taxable income and realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains in excess of available capital loss carryovers are declared and paid annually. As of March 31, 1999, the fund had an accumulated net realized capital loss carryover of $77,455,021 (expiring in 2001 through 2004), which may be used to offset future taxable gains.

     The fund has elected to treat $1,718,863 of net capital losses incurred in the five month period ended March 31, 1999, as having been incurred in the following fiscal year.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.


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Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The trust has entered into a Management Agreement with ACIM that provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category fee range from 0.2425% to 0.3600% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended March 31, 1999, the effective annual Investor Class management fee was 0.59%.

     The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the year ended March 31, 1999, were $113.

     Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of U.S. Government and Agency securities, excluding short-term investments, totaled $1,437,034,237. Sales of U.S. Government and Agency securities, excluding short-term investments, totaled $1,572,507,578.

     As of March 31, 1999, accumulated net unrealized depreciation was $518,638, based on the aggregate cost of investments for federal income tax purposes of $827,074,115, which consisted of unrealized appreciation of $2,542,084 and unrealized depreciation of $3,060,722.


16      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 1999

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    There are an unlimited number of shares authorized for the Investor and Advisor Classes. Transactions in shares of the fund were as follows:

                                                 SHARES       AMOUNT
INVESTOR CLASS                                      (In Thousands)
Year ended March 31, 1999
Sold ..........................................  18,555      $176,717
Issued in reinvestment of distributions .......  4,159        39,563
Redeemed ...................................... (20,283)     (193,273)
                                               ----------   ----------
Net increase ..................................  2,431        $23,007
                                               ==========   ==========

Period ended March 31, 1998(1)
Sold ..........................................  39,286      $373,778
Issued in reinvestment of distributions .......  1,394        13,212
Redeemed ......................................  (9,950)     (94,357)
                                               ----------   ----------
Net increase ..................................  30,730      $292,633
                                               ==========   ==========

Year ended October 31, 1997
Sold ..........................................  8,836       $ 83,471
Issued in connection with aquisition ..........  23,472       221,479
Issued in reinvestment of distributions .......  2,004        18,929
Redeemed ...................................... (16,523)     (156,071)
                                               ----------   ----------
Net increase ..................................  17,789      $167,808
                                               ==========   ==========

ADVISOR CLASS                                       (In Thousands)
July 8, 1998(2) through March 31, 1999
Sold ..........................................    12          $117
Issued in reinvestment of distributions .......    --            1
Redeemed ......................................    (2)         (24)
                                               ----------   ----------
Net increase ..................................    10          $94
                                               ==========   ==========

(1) The fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period.

(2) Commencement of sale of the Advisor Class.


                                                 www.americancentury.com      17


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

--------------------------------------------------------------------------------
5. REORGANIZATION PLAN

     On August 29, 1997 American Century - Benham Adjustable Rate Government Securities Fund (ARM) acquired all of the net assets of the American Century - Benham Short-Term Government Fund (Short-Term), pursuant to a plan of reorganization approved by the acquired fund's shareholders on July 30, 1997. Short-Term is the surviving fund for the purposes of maintaining the financial statements and performance history in the post-reorganization, but was reorganized as a fund issued by American Century Government Income Trust.

     The acquisition was accomplished by a tax-free exchange of 23,128,551 shares of ARM for 23,471,559 shares of Short-Term, outstanding on August 29, 1997. The net assets of ARM and Short-Term immediately before the acquisitions were $221,479,030 and $313,992,998, respectively. ARM unrealized appreciation of $672,533 was combined with that of Short-Term. Immediately after the acquisition, the combined net assets were $535,472,028.

     ARM capital loss carryforwards of approximately $68,398,906, are included in Short-Term's financials. These capital loss carryforwards are subject to limitations on their use under the Internal Revenue Code, as amended.

--------------------------------------------------------------------------------
6. BANK LOANS

     Effective December 18, 1998, the fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period December 18, 1998 through March 31, 1999.

--------------------------------------------------------------------------------
7. FUND EVENTS

   The following name change became effective March 1, 1999:

              ==================================================================
               NEW NAME                      FORMER NAME
              ==================================================================

   FUND:       Short-Term Government Fund    American Century - Benham
                                             Short-Term Government Fund


18      1-800-345-2021


Short-Term Government--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                 Investor Class
                                         1999      1998(1)      1997       1996       1995      1994
PER-SHARE DATA
Net Asset Value,
Beginning of Period ................... $9.46      $9.49       $9.47      $9.51      $9.27      $9.67
                                       --------   --------   ---------   --------   --------  --------
Income From Investment Operations
  Net Investment Income ...............  0.49       0.21        0.52       0.51       0.52      0.40
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...  0.01      (0.03)       0.02      (0.04)      0.24     (0.40)
                                       --------   --------   ---------   --------   --------  --------
  Total From Investment Operations ....  0.50       0.18        0.54       0.47       0.76       --
                                       --------   --------   ---------   --------   --------  --------
Distributions
  From Net Investment Income .......... (0.49)     (0.21)      (0.52)     (0.51)     (0.52)    (0.40)
                                       --------   --------   ---------   --------   --------  --------
Net Asset Value, End of Period ........  $9.47      $9.46       $9.49      $9.47      $9.51     $9.27
                                       ========   ========   =========   ========   ========  ========
  Total Return(2) .....................  5.39%      1.95%       5.86%      5.09%      8.42%     0.07%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................  0.59%    0.59%(3)      0.68%      0.70%      0.70%     0.81%
Ratio of Net Investment Income
to Average Net Assets .................  5.15%    5.43%(3)      5.53%      5.39%      5.53%     4.17%
Portfolio Turnover Rate ...............  196%        54%       293%(4)     246%       128%      470%
Net Assets, End of Period
(in thousands) ........................$832,344   $808,464    $519,332   $349,772   $391,331  $396,753

(1) The fund's fiscal year end was changed from October 31 to March 31 resulting in a five month reporting period. For years ended prior to 1998, the fund's fiscal year end was October 31.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)  Annualized.
(4) Purchases, sales, and the market value of securities for Benham Adjustable Rate Government Securities Fund prior to the merger were excluded from the portfolio turnover calculation. See Note 5 in the Notes to Financial Statements

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income

* income distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      19


Short-Term Government--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                              Advisor Class
                                                 1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .........   $9.49
                                               ---------
Income From Investment Operations
  Net Investment Income ......................   0.33
  Net Realized and Unrealized Loss
  on Investment Transactions .................  (0.02)
                                               ---------
  Total From Investment Operations ...........   0.31
                                               ---------
Distributions
  From Net Investment Income .................  (0.33)
                                               ---------
Net Asset Value, End of Period ...............   $9.47
                                               =========
  Total Return(2) ............................   3.37%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ........................ 0.84%(3)
Ratio of Net Investment Income
to Average Net Assets ........................ 4.77%(3)
Portfolio Turnover Rate ......................   196%
Net Assets, End of Period
(in thousands) ...............................    $94

(1)  July 8, 1998 (commencement of sale) through March 31, 1999.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)  Annualized.

                                              See Notes to Financial Statements


20      1-800-345-2021


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Government Income Trust and Shareholders of the Short-Term Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Government Fund (formerly the American Century - Benham Short-Term Government Fund) (one of the eight funds in the American Century Government Income Trust hereafter referred to as the "Fund") at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the year ended, the five month period ended March 31, 1998 and the year ended October 31, 1997 and financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles. The financial highlights for each of the three years in the period ended October 31, 1996 were audited by other auditors, whose report dated November 20, 1996, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

Kansas City, Missouri
May 7, 1999


                                                 www.americancentury.com      21


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

      INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

      ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to rollover the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


22      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     SHORT-TERM GOVERNMENT seeks to provide interest income by investing in U.S. government and agency securities. The fund maintains a weighted average maturity of three years or less. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The SALOMON BROTHERS 1- TO 3-YEAR TREASURY/AGENCY INDEX is based on the price fluctuations of U.S. Treasury and government agency notes with maturities of 1-3 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for Short-Term Government is:

     SHORT U.S. GOVERNMENT FUNDS --funds that invest at least 65% of assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than three years.

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGER
     NEWLIN RANKIN


                                                 www.americancentury.com      23


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 19-20.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of the portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

* COUPON -- the stated interest rate of a security.

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.


24      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)
SECURITY TYPES

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- Offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- Offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* GROWTH -- Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing, to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                 www.americancentury.com      25


Notes
--------------------------------------------------------------------------------


26      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      27


Notes
--------------------------------------------------------------------------------


28      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.




American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9905                                                    Funds Distributor, Inc.
SH-BKT-16270                      (c)1999 American Century Services Corporation

[front cover]
                                                                 MARCH 31, 1999

ANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

--------------------
GNMA

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

AMERICAN CENTURY KEEPS WITH TRADITION
--------------------------------------------------------------------------------

FOLLOWING BENHAM'S FOOTSTEPS

On March 1, we made it easier for you to do business with us. We simplified our organizational structure by eliminating the venerable Benham and Twentieth Century names, and putting all our funds under American Century. The name change will not affect your funds' investment management--the proven Benham investment philosophy, experienced portfolio management teams, and legacy of innovation and high-quality performance remain.

CONSISTENT, SOLID PERFORMANCE--We'll continue to adhere to the investment practices that have helped our fixed-income funds perform so well over the years. In 1998, two-thirds of American Century bond funds beat their peer group average, according to Lipper, Inc.

CONSISTENT INVESTMENT PHILOSOPHY--American Century fixed-income funds will continue to offer a "pure play" on their sector of the market, as they did under Benham.

CONTINUITY OF THE MANAGEMENT TEAM--The investment process is not all that remains the same; we've retained our core team of experienced fixed-income portfolio managers.

    * Experience--The more than 35 fixed-income investment professionals at American Century have an average of nine years of investment management experience.

    * Bigger and better--Since American Century was formed, we've doubled the size of the original Benham management team in our Mountain View, California office.

TRADITION OF INNOVATION--Like Benham before it, American Century is a leader in fixed-income fund innovation. For example, we introduced a total of four new fixed-income funds in the last three years, including the first no-load inflation-adjusted bond fund.

We continue to run our fixed-income operation from our offices in Mountain View, California, which is also home to our walk-in Investor Center.

We look forward to continuing to meet your fixed-income investment needs in the Benham tradition.

WHAT'S NEW . . .

     We now classify our funds in easy-to-remember categories based on objective and risk. The four objective categories are: CAPITAL PRESERVATION, INCOME, GROWTH AND INCOME, and GROWTH. The three risk categories are: CONSERVATIVE, MODERATE, and AGGRESSIVE. This new classification system makes it easier for investors to identify which funds are right for them.

     Turn to the inside back cover of this report to see a list of the funds classified by objective and risk. For definitions of the fund categories, see the Glossary.

Past performance is no guarantee of future results.

[left margin]

GNMA
(BGNMX)
-------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the year ended March 31, 1999, the bond market experienced a remarkable reversal. When we last addressed you in the semiannual report for the GNMA fund, yields had just plunged as investors rushed to the safety and liquidity of U.S. Treasury bonds. Investors were spooked by global economic and financial turmoil, which also motivated the Federal Reserve (the U.S. central bank) to cut short-term interest rates to bolster a seemingly vulnerable U.S. economy and help stabilize markets worldwide.

     The Fed's actions and the U.S. economy's unexpected strength helped turn things around--by January of 1999, overseas economies were stabilizing and investor confidence had rebounded. As a result, investors moved out of Treasurys into stocks and higher-yielding bonds. Yields returned to higher levels, though they still remained significantly lower than they were a year earlier.

     American Century GNMA's management team worked hard to produce healthy returns and maintain the fund's yield in that difficult environment. We're proud to report they succeeded--GNMA had above-average yields and returns (according to Lipper Inc.) during the past year, as well as over longer time periods.

     It was also an exciting period at American Century. In March, we consolidated all our funds under the American Century name. Though we are proud of the venerable Twentieth Century and Benham names, we believe the change makes it simpler for you to identify your funds.

     We also reclassified all 71 of our funds based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     In addition, we've made some enhancements to our Web site. Among the new features are daily fund information, including return and price data, market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to electronically receive fund prospectuses and shareholder reports.

     Finally, here's our latest Year 2000 Readiness Disclosure. Our critical systems have been renovated, tested, and returned to production. We continue to test these systems, as well as participate in industry-wide tests with our business partners.

     As always, we appreciate your continued confidence in American Century.


Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

[right margin]

                 Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
GNMA
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Portfolio Composition
      by Security Type ....................................................    6
   Portfolio Composition
      by GNMA Coupon ......................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   10
   Statement of Operations ................................................   11
   Statements of Changes
      in Net Assets .......................................................   12
   Notes to Financial
      Statements ..........................................................   13
   Financial Highlights ...................................................   16
   Report of Independent
      Accountants .........................................................   18
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   19
   Background Information
      Investment Philosophy
         and Policies .....................................................   20
      Comparative Indices .................................................   20
      Lipper Rankings .....................................................   20
      Investment Team
         Leaders ..........................................................   20
    Glossary ..............................................................   21


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* GNMA securities produced positive returns despite extreme interest rate volatility. For the twelve months ended March 31, 1999, the Salomon Brothers 30-Year GNMA Index returned 6.29%.

* Rates fell in 1998 because financial crises overseas sent investors scrambling for the safety and liquidity of U.S. Treasury bonds. In addition, the Federal Reserve (the Fed) lowered interest rates to boost the economy and restore investor confidence in the financial markets.

* Rapid U.S. economic growth and more stable markets overseas caused rates to rebound in late 1998 and early 1999, though bond yields finished the twelve months lower overall.

* GNMA securities underperformed Treasury bonds in 1998 as falling interest rates caused a record number of mortgage refinancings. Mortgage prepayments remove older, higher-yielding securities from the market and leave investors with cash to invest at new, lower rates.

* Mortgages outperformed Treasurys in the first quarter of 1999 when the economic situation stabilized and investors began to sell Treasury bonds and buy higher-yielding securities.

MANAGEMENT Q&A

* The portfolio continued to produce higher returns and more current income than the average GNMA fund, according to Lipper Inc.

* American Century GNMA was upgraded by Morningstar from four to five stars (see page 5 for a more complete discussion of the fund's rating).

* The portfolio closely tracked its benchmark for the fiscal year ended March 31, 1999. We think our benchmark-based management approach and below-average expenses are key reasons for GNMA's long-term success.

* We tried to reduce the fund's exposure to prepayments by cutting back our holdings of mortgages with coupons above 8%.

* As a substitute for these premium mortgages, we held a small portion of assets in Treasury and government agency inflation-indexed securities.

* The portfolio's duration changed with interest rates--prepayments caused the duration to decrease when rates were low, while duration increased as rates rose. GNMA's duration on March 31 was 3.2 years.

* We expect bond yields to remain in a relatively narrow range for the rest of the year, which would be positive for mortgages. Mortgage-backed securities tend to perform best when rates are stable--that's when their higher yields contribute most to total return.

[left margin]

"THE PORTFOLIO CONTINUED TO PRODUCE HIGHER RETURNS AND MORE CURRENT INCOME THAN THE AVERAGE GNMA FUND, ACCORDING TO LIPPER INC."

                GNMA(1)
                (BGNMX)
TOTAL RETURNS:             AS OF 3/31/99
    6 Months                    1.68%(2)
    1 Year                         5.66%
30-DAY SEC YIELD:                  6.14%
INCEPTION DATE:                  9/23/85
NET ASSETS:              $1.4 billion(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  Includes Investor and Advisor Classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, chief investment officer of fixed income

POSITIVE PERFORMANCE

     Despite sharp interest rate volatility during the twelve months ended March 31, 1999, GNMA securities performed reasonably well. For the year, the Salomon Brothers 30-Year GNMA Index returned 6.29%. By comparison, the Salomon Brothers 3- to 10-Year Treasury Index returned 7.10%.

INTEREST RATE VOLATILITY

     Rates plummeted in 1998 because financial crises in Asia, Russia, and Latin America threatened U.S. economic growth and kept inflation low. The Federal Reserve, the U.S. central bank, lowered interest rates three times in late 1998 to prop up the economy and restore investor confidence in the financial markets. In addition, investors nervous about global economic turmoil piled into Treasury bonds, a traditional "safe-haven" investment. These factors combined to send Treasury yields to 30-year lows in October.

     With rates so low, mortgage refinancings surged. The Mortgage Bankers Association Index of Refinancing Applications--considered the best measure of refinancing activity--reached a record high in October as interest rates tumbled (see the graph at right).

     Mortgage prepayments are undesirable for GNMA investors because they remove older, higher-yielding securities from the market, leaving investors excess cash to reinvest at lower rates. The record number of refinancings and falling rates caused mortgage-backed securities to underperform Treasurys in 1998. Because of that performance disparity, the spread, or difference in yield, between Treasurys and GNMA securities hit a 12-year high in October.

     The higher yields offered by mortgage-backed securities relative to Treasury bonds attracted many investors to GNMA certificates in the first quarter of 1999. Meanwhile, the U.S. economy continued to grow rapidly despite the slowdown overseas, and higher oil prices led to concerns about inflation. That caused interest rates to move higher in early 1999, which slowed prepayment activity. As a result, GNMA securities rebounded, outperforming Treasurys in the first quarter of 1999.

REFINANCINGS LOWER GNMA YIELDS

     Though GNMAs offered attractive yields relative to Treasurys, one result of the record mortgage refinancing wave was to reduce the absolute level of yields on available GNMA securities. By the end of 1998, just 5% of GNMA securities had double-digit interest coupons. Many of those higher-yielding mortgages were refinanced into loans paying 6.5-7.0%, which now make up more than 40% of the GNMA market.

     The increasing concentration of the mortgage-backed market around securities with relatively low coupons has made the GNMA market more volatile. Lower-coupon GNMAs tend to be more responsive to changes in interest rates, so the price volatility in the mortgage-backed market will increase as rates fluctuate.

[right margin]

"DESPITE SHARP INTEREST RATE VOLATILITY DURING THE TWELVE MONTHS ENDED MARCH 31, 1999, GNMA SECURITIES PERFORMED REASONABLY WELL."

[line chart - data below]

RECORD MORTGAGE REFINANCING WAVE

                Mortgage Bankers Association
                          Index of                   10-Year
                  Refinancing Applications       Treasury Yields
                       (right scale)              (left scale)
4/3/98                    1206.30                    5.474%
4/10/98                   1515.80                    5.578%
4/17/98                   1087.00                    5.587%
4/24/98                   1157.00                    5.660%
5/1/98                    1326.50                    5.658%
5/8/98                    1297.00                    5.705%
5/15/98                   1138.70                    5.683%
5/22/98                   1049.00                    5.633%
5/29/98                    939.40                    5.554%
6/5/98                    1120.70                    5.579%
6/12/98                   1209.60                    5.431%
6/19/98                   1406.20                    5.467%
6/26/98                   1202.00                    5.457%
7/3/98                    1176.50                    5.407%
7/10/98                   1305.50                    5.411%
7/17/98                   1292.20                    5.505%
7/24/98                   1320.20                    5.453%
7/31/98                   1278.80                    5.496%
8/7/98                    1291.90                    5.401%
8/14/98                   1310.50                    5.424%
8/21/98                   1211.90                    5.300%
8/28/98                   1331.50                    5.066%
9/4/98                    1924.00                    5.005%
9/11/98                   1713.50                    4.838%
9/18/98                   2269.90                    4.703%
9/25/98                   2682.70                    4.570%
10/2/98                   3410.50                    4.284%
10/9/98                   4389.10                    4.782%
10/16/98                  2256.30                    4.438%
10/23/98                  2774.30                    4.693%
10/30/98                  2495.70                    4.605%
11/6/98                   1987.00                    4.844%
11/13/98                  1550.70                    4.814%
11/20/98                  1814.80                    4.814%
11/27/98                  1460.40                    4.810%
12/4/98                   2055.10                    4.627%
12/11/98                  1879.10                    4.619%
12/18/98                  1569.00                    4.581%
12/25/98                   864.80                    4.856%
1/1/99                     881.10                    4.648%
1/8/99                    1494.20                    4.870%
1/15/99                   1634.40                    4.657%
1/22/99                   1415.00                    4.637%
1/29/99                   1741.70                    4.653%
2/5/99                    1654.00                    4.938%
2/12/99                   1401.40                    5.059%
2/19/99                   1191.80                    5.067%
2/26/99                   1512.80                    5.285%
3/5/99                    1241.30                    5.307%
3/12/99                   1153.30                    5.151%
3/19/99                   1332.60                    5.164%
3/26/99                   1177.20                    5.199%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


GNMA--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                                INVESTOR CLASS (INCEPTION 9/23/85)               ADVISOR CLASS (INCEPTION 10/9/97)
                              SALOMON 30-YEAR          GNMA FUNDS(2)                         SALOMON 30-YEAR
                      GNMA      GNMA INDEX     AVERAGE RETURN   FUND'S RANKING       GNMA        GNMA INDEX
6 MONTHS(1)           1.68%        1.96%           0.84%             --              1.46%         1.96%
1 YEAR                5.66%        6.29%           5.39%        21 OUT OF 51         5.40%         6.29%
===============================================================================================================
AVERAGE ANNUAL RETURNS
===============================================================================================================
3 YEARS               7.21%        7.69%           6.91%        14 OUT OF 46          --            --
5 YEARS               7.45%        8.01%           7.07%        11 OUT OF 34          --            --
10 YEARS              8.70%        9.27%           8.25%         4 OUT OF 23          --            --
LIFE OF FUND          8.60%        9.48%(3)        8.16%(4)      4 OUT OF 14(4)      5.94%         6.48%(5)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 9/30/85, the date nearest the class's inception for which data are available.

(4) Since 10/31/85, the date nearest the class's inception for which data are available.

(5) Since 10/31/97, the date nearest the class's inception for which data are available.

See pages 19-21 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 3/31/99
Salomon 30-Year GNMA Index     $23,271
GNMA                           $23,031

                                      Salomon 30-Year
                      GNMA              GNMA Index
DATE                  VALUE                VALUE
3/31/89              $10,000              $10,000
3/31/90              $11,273              $11,422
3/31/91              $12,757              $13,031
3/31/92              $14,267              $14,608
3/31/93              $15,876              $16,272
3/31/94              $16,083              $16,501
3/31/95              $16,972              $17,523
3/31/96              $18,683              $19,426
3/31/97              $19,779              $20,586
3/31/98              $21,799              $22,823
3/31/99              $23,031              $23,271

$10,000 investment made 3/31/89

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Salomon 30-Year GNMA Index is provided for comparison in each graph. GNMA's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED MARCH 31)

                                   Salomon 30-Year
                    GNMA             GNMA Index
DATE               RETURN              RETURN
3/31/90            12.73%              14.22%
3/31/91            13.16%              14.09%
3/31/92            11.84%              12.10%
3/31/93            11.28%              11.39%
3/31/94             1.30%               1.41%
3/31/95             5.53%               6.19%
3/31/96            10.08%              10.86%
3/31/97             5.87%               5.97%
3/31/98            10.21%              10.87%
3/31/99             5.66%               6.29%


4      1-800-345-2021


GNMA--Q&A
--------------------------------------------------------------------------------
/photo of Casey Colton/

     An interview with Casey Colton, a portfolio manager on the GNMA fund investment team.

HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED MARCH 31, 1999?

     American Century GNMA performed relatively well. For the fiscal year, the portfolio returned 5.66%,* compared with the 5.39% average return of the 51 "GNMA Funds" tracked by Lipper Inc. For the six months ended March 31, GNMA returned 1.68%, doubling the 0.84% average return of the Lipper group. Before deducting expenses, the fund's performance also closely tracked that of its benchmark, the Salomon Brothers 30-Year GNMA Index. (See the Total Returns table on the previous page for detailed performance comparisons.)

     In addition, the portfolio provided shareholders with more current income than the average GNMA fund, according to Lipper. On March 31, American Century GNMA had a 30-day SEC yield of 6.14%, which compares very favorably with the 5.56% average yield of the Lipper group.

     However, even though the portfolio's yield is better than average, it has been declining. That's because a record number of mortgage refinancings has left the GNMA market heavily concentrated in lower-coupon mortgages (see page 3 for more details).

IS THE PORTFOLIO'S SOLID PERFORMANCE WHY MORNINGSTAR UPGRADED GNMA'S OVERALL RATING IN THE LAST YEAR FROM FOUR TO FIVE STARS, ITS HIGHEST RATING?

     Yes. We manage American Century GNMA to try to deliver strong long-term returns without any unwanted surprises. At its best, this means we're able to give shareholders high current income with little price fluctuation. When that strategy works, it has the potential to be rewarded by Morningstar's rating system, which evaluates fund performance based on relative risk and return.

     Specifically, the Morningstar Rating(tm) is calculated based on a fund's 3-, 5-, and 10-year average annual returns above and beyond returns for the 90-day Treasury bill. In addition, they make adjustments for fees and a risk factor that reflects performance below 90-day T-bill returns. Only 10% of the funds in a category receive five stars; 22.5% receive four stars; and 35% get three stars, while the rest get only one or two stars. These ratings are subject to change every month.

     American Century GNMA carries five-star ratings for the 3-, 5-, and 10-year periods. The portfolio was rated against 1521, 1048, and 371 taxable bond funds for the 3-, 5-, and 10-year periods ended March 31, 1999. We're proud of that track record, but of course, shareholders should keep in mind that past performance can't guarantee future results.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE PORTFOLIO PROVIDED SHAREHOLDERS WITH MORE CURRENT INCOME THAN THE AVERAGE GNMA FUND, ACCORDING TO LIPPER."

PORTFOLIO AT A GLANCE
                              3/31/99           3/31/98
NUMBER OF SECURITIES           3,383             3,247
AVERAGE DURATION              3.2 YRS           2.6 YRS
AVERAGE LIFE                  6.5 YRS           5.8 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)             0.59%             0.58%

YIELD AS OF MARCH 31, 1999
                             INVESTOR           ADVISOR
                               CLASS             CLASS
30-DAY SEC YIELD               6.14%             5.89%

Investment terms are defined in the Glossary on pages 21-22.


                                                  www.americancentury.com      5


GNMA--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S BEHIND THE FUND'S SOLID LONG-TERM PERFORMANCE?

     We think the key is our benchmark-based approach. We manage the portfolio against the Salomon Brothers 30-Year GNMA Index, which tracks the entire universe of outstanding GNMA-backed mortgages. The index has historically outperformed most GNMA funds, so trying to meet or exceed the benchmark's return has helped the portfolio produce very solid long-term results.

     Another reason for American Century GNMA's strong relative performance is that our expenses are below average. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO RELATIVE TO THE BENCHMARK OVER THE LAST SEVERAL MONTHS?

     In terms of coupon structure, we cut back the fund's holdings in securities with interest coupons above 8%. Underweighting these higher-coupon mortgages relative to the index helped reduce our exposure to prepayments. We also underweighted the portfolio relative to the index in GNMAs with interest coupons below 7%. Those adjustments resulted in a portfolio relatively concentrated in mortgage-backed securities with 7.0-7.5% coupons (see the graph on page 7). In addition, American Century GNMA's duration lengthened--in the last six months, the portfolio's duration went from 1.5 to 3.2 years, mirroring changes in the benchmark's duration.

CAN YOU EXPLAIN DURATION AND WHY IT'S SUCH AN IMPORTANT CONCEPT FOR GNMA INVESTORS?

     Duration measures a bond or bond portfolio's sensitivity to changes in interest rates. The longer the duration, the more you gain in price when rates fall, and the more you lose when rates rise. A shorter duration means a bond portfolio's share price fluctuates less when rates change. So, ideally, you want to lengthen duration when interest rates are falling and shorten duration when rates are rising.

     But mortgage-backed securities are different than most bonds--their duration decreases when rates decline because mortgage holders refinance their loans, shortening the security's life. Investors call this effect "prepayment risk," and it largely explains why mortgage-backed securities lagged Treasurys in 1998--GNMA durations shortened, providing smaller incremental returns for each drop in interest rates.

     On the other hand, while rapidly rising interest rates reduce prepayments, higher rates also cause GNMA durations to extend, which hurts fund performance. Higher-yielding mortgage-backed securities tend to perform best when interest rates are relatively stable. That's because yield is a more important part of a bond fund's total return when rates are little changed.

[left margin]

"WE MANAGE AMERICAN CENTURY GNMA TO TRY TO DELIVER STRONG LONG-TERM RETURNS WITHOUT ANY UNWANTED SURPRISES. AT ITS BEST, THIS MEANS WE'RE ABLE TO GIVE SHAREHOLDERS HIGH CURRENT INCOME WITH LITTLE PRICE FLUCTUATION."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF MARCH 31, 1999
GNMAs                      93%
U.S. Gov't. Agency
   Securities               3%
Repos                       2%
U.S. Treasury Securities    2%

AS OF SEPTEMBER 30, 1998
GNMAs                      88%
Repos                       5%
U.S. Gov't. Agency
   Securities               4%
U.S. Treasury Securities    3%

Security types are defined on pages 21-22.


6      1-800-345-2021


GNMA--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT DID YOU DO TO MANAGE THE FUND'S EXPOSURE TO PREPAYMENTS?

     While we invest primarily in mortgages, we continued to hold a small portion of assets (around 5% or so) in longer-term Treasury and government agency inflation-indexed securities. They proved to be a good substitute for higher-coupon mortgages because the inflation rate plus the securities' fixed coupons exceeded the nominal rate we could have received on a mortgage-backed bond, and we avoided excess cash caused by prepayments. We continued to hold these securities in early 1999 because they gave some protection against inflation, which began to creep up along with energy prices.

HOW DO INFLATION-INDEXED SECURITIES WORK?

     Returns for an inflation-indexed security are generated from the security's coupon plus the inflation rate, and any appreciation on the principal amount. Inflation-indexed bonds have a lower interest rate than nominal Treasury bonds, but whereas the principal value of nominal bonds remains fixed throughout the life of the bond, the principal value of inflation-indexed bonds is adjusted regularly for changes in inflation. Interest payments are based on the inflation-adjusted principal value, so the amount of interest paid out changes with the principal adjustments.

WHAT DO YOU SEE FOR THE MARKET OVER THE NEXT SIX MONTHS?

     We expect interest rates to remain fairly stable for the rest of the year. That's because inflation remains relatively subdued despite higher oil prices and rapid U.S. economic growth. In addition, the financial and economic crises overseas that led to such big interest rate changes in 1998 appear to have subsided.

     Relatively stable interest rates would be positive for mortgage-backed securities because they would lead to fewer prepayments. Slower refinancing activity would ease the pressure on the fund's yield, which declined in 1998. Another positive for GNMAs is that they have attractive yields relative to Treasury securities. That should help boost demand for GNMA certificates going forward.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND?

     We're going to adhere to the same strategy that's helped the portfolio to such solid long-term performance--tracking the index while making modest adjustments to try and add value on the margin. We'll likely continue to underweight higher-coupon mortgages until we see prepayment activity decrease. If refinancings do slow considerably, we'd consider moving back to a neutral position in these premium mortgages.

     In the meantime, we'll continue to hold a modest stake in inflation-indexed securities, which are attractive substitutes for higher-coupon mortgage-backed securities. We'll also try to maintain a neutral duration relative to the index, giving investors the interest rate sensitivity of the broader GNMA market.

"WE EXPECT INTEREST RATES TO REMAIN IN A NARROW RANGE FOR THE REST OF THE YEAR.
 . . . RELATIVELY STABLE INTEREST RATES WOULD BE POSITIVE FOR MORTGAGE-BACKED SECURITIES."

[bar graph - data below]

PORTFOLIO COMPOSITION BY GNMA COUPON
                        Percentage of Portfolio
GNMA Coupons             3/31/99       9/30/98
Less than 7%                22%          10%
7%-8%                       51%          54%
8%-9%                       18%          25%
9%-10%                       8%          10%
Greater than 10%             1%           1%


                                                  www.americancentury.com      7


GNMA--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES--1.6%
            $  21,000,000    U.S. Treasury Bonds, 6.125%,
                                11/15/27                          $   21,825,821
                                                                 ---------------
   (Cost $21,774,318)

U.S. GOVERNMENT AGENCY SECURITIES--2.7%
               40,000,000    TVA Inflation Indexed Notes,
                                3.375%, 1/15/07                       38,832,805
                                                                 ---------------
   (Cost $39,395,588)

GNMA SECURITIES(1)--90.5%
               60,690,287    GNMA, 6.00%, 7/20/16 to
                                1/15/29(2)                            59,000,540
              221,773,275    GNMA, 6.50%, 9/20/08 to
                                3/15/29(2)                           221,129,154
              356,031,705    GNMA, 7.00%, 9/15/08 to
                                2/15/29(2)                           361,993,729
               10,391,814    GNMA, 7.25%, 7/20/20 to
                                12/20/25                              10,580,341
              255,844,624    GNMA, 7.50%, 1/15/06 to
                                1/15/28(2)                           263,879,605
                5,756,159    GNMA, 7.65%, 6/15/16 to
                                2/15/18                                6,041,878
                9,380,697    GNMA, 7.75%, 9/20/17 to
                                1/20/26                                9,706,959
                4,861,306    GNMA, 7.77%, 4/15/20 to
                                1/15/21                                5,066,863
                2,986,314    GNMA, 7.85%, 11/20/20 to
                                10/20/22                               3,089,560
                1,269,455    GNMA, 7.89%, 9/20/22(2)                   1,313,359
                3,250,597    GNMA, 7.98%, 6/15/19(2)                   3,418,103
               92,509,537    GNMA, 8.00%, 6/15/06 to
                                2/20/28(2)                            96,377,337
                1,533,493    GNMA, 8.15%, 11/15/19 to
                                2/15/21                                1,615,665
               18,902,535    GNMA, 8.25%, 2/15/06 to
                                5/15/27(2)                            19,839,483
                6,614,519    GNMA, 8.35%, 1/15/19 to
                                12/15/20                               7,003,630
               79,005,756    GNMA, 8.50%, 12/15/04 to
                                5/15/31(2)                            83,384,268
                1,796,567    GNMA, 8.625%, 1/15/32(2)                  1,932,797
               11,534,438    GNMA, 8.75%, 2/15/16 to
                                7/15/27(2)                            12,264,523
               59,902,106    GNMA, 9.00%, 11/15/04 to
                                7/20/26(2)                            64,240,593
               10,208,928    GNMA, 9.25%, 5/15/16 to
                                8/15/26(2)                            10,937,799

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  18,171,504    GNMA, 9.50%, 6/15/09 to
                                7/20/25(2)                        $   19,430,222
                3,014,153    GNMA, 9.75%, 6/15/05 to
                                11/15/21                               3,234,656
                2,930,026    GNMA, 10.00%, 11/15/09 to
                                2/20/22(2)                             3,213,469
                1,981,819    GNMA, 10.25%, 5/15/12 to
                                2/15/21(2)                             2,158,540
                  910,997    GNMA, 10.50%, 8/15/00 to
                                3/15/21                                1,013,440
                  439,002    GNMA, 10.75%, 12/15/09 to
                                7/15/19                                  488,379
                1,832,943    GNMA, 11.00%, 12/15/09 to
                                8/15/20                                2,040,399
                   34,289    GNMA, 11.25%, 10/20/15 to
                                2/20/16                                   38,118
                  439,263    GNMA, 11.50%, 8/15/00 to
                                2/20/20                                  490,208
                  322,726    GNMA, 12.00%, 6/15/00 to
                                1/20/15                                  358,002
                  332,491    GNMA, 12.25%, 8/15/13 to
                                7/15/15                                  377,214
                  542,347    GNMA, 12.50%, 11/15/99 to
                                10/15/15                                 617,135
                   41,321    GNMA, 12.75%, 11/15/13 to
                                6/15/15                                   46,598
                1,190,429    GNMA, 13.00%, 11/15/10 to
                                8/15/15                                1,372,247
                   35,764    GNMA, 13.25%, 1/20/15                        41,573
                  440,443    GNMA, 13.50%, 5/15/10 to
                                11/15/14                                 509,245
                   22,439    GNMA, 13.75%, 8/15/14                        25,693
                   20,192    GNMA, 14.00%, 6/15/11 to
                                10/15/14                                  23,638
                  170,935    GNMA, 14.50%, 9/15/12 to
                                12/15/12                                 201,910
                  387,060    GNMA, 15.00%, 6/15/11 to
                                10/15/12                                 462,023
                  122,297    GNMA, 16.00%, 8/15/10 to
                                4/15/12                                  148,302
                                                                 ---------------
TOTAL GNMA SECURITIES                                              1,279,107,197
                                                                 ---------------
   (Cost $1,261,794,975)

FORWARD COMMITMENTS--2.8%
               25,000,000    GNMA Purchase, 6.50%,
                                settlement 4/22/99                    24,915,050
               15,000,000    GNMA Purchase, 7.00%,
                                settlement 4/22/99                    15,247,845
                                                                 ---------------
TOTAL FORWARD COMMITMENTS                                             40,162,895
                                                                 ---------------
   (Cost $39,958,594)

See Notes to Financial Statements


8      1-800-345-2021


GNMA--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS--2.4%

   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.90%, dated 3/31/99,
    due 4/1/99 (Delivery value $33,416,548)                      $    33,412,000
                                                                ----------------

   (Cost $33,412,000)

TOTAL INVESTMENT SECURITIES-100.0%                                $1,413,340,718
                                                                ================
   (Cost $1,396,335,475)

NOTES TO SCHEDULE OF INVESTMENTS

GNMA = Government National Mortgage Association

TVA = Tennessee Valley Authority

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.
(2) Securities, or a portion thereof, have been segregated at the custodian bank for Forward Commitments.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                  www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

MARCH 31, 1999

ASSETS
Investment securities, at value
  (identified cost of $1,396,335,475)
  (Note 3) ....................................... $1,413,340,718
Cash .............................................    4,574,474
Receivable for investments sold ..................   38,628,543
Interest receivable ..............................    8,838,949
                                                   ---------------
 .................................................  1,465,382,684
                                                   ---------------

LIABILITIES
Payable for investments purchased ................   40,145,104
Payable for capital shares redeemed ..............     884,099
Accrued management fees (Note 2) .................     700,014
Distribution fees payable (Note 2) ...............      1,401
Service fees payable (Note 2) ....................      1,401
Dividends payable ................................    1,127,786
Payable for trustees' fees and expenses ..........      4,930
Accrued expenses and other liabilities ...........      1,228
                                                   ---------------
                                                     42,865,963
                                                   ---------------
Net Assets ....................................... $1,422,516,721
                                                   ===============

NET ASSETS CONSIST OF:
Capital paid in
$1,427,068,233
Accumulated net realized loss on
  investment transactions ........................  (21,556,755)
Net unrealized appreciation on
  investments (Note 3) ...........................   17,005,243
                                                   ---------------
                                                   $1,422,516,721
                                                   ===============

Investor Class
Net assets
 ................................................. $1,415,606,852
Shares outstanding ...............................   133,308,318
Net asset value per share ........................     $10.62

Advisor Class
Net assets .......................................   $6,909,869
Shares outstanding ...............................     650,709
Net asset value per share ........................     $10.62

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


10      1-800-345-2021


Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 1999

INVESTMENT INCOME
Income:
Interest .........................................  $88,813,632
                                                   -------------

Expenses (Note 2):
Management fees ..................................   7,912,933
Distribution fees -- Advisor Class ...............     8,383
Service fees -- Advisor Class ....................     8,383
Trustees' fees and expenses ......................    40,413
                                                   -------------
                                                     7,970,112
                                                   -------------
Net investment income ............................  80,843,520
                                                   -------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized gain on investments .................   2,433,855
Change in net unrealized
  appreciation on investments ....................  (9,003,273)
                                                   -------------
Net realized and unrealized
  loss on investments ............................  (6,569,418)
                                                   -------------
Net Increase in Net Assets
  Resulting from Operations ......................  $74,274,102
                                                   =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                 www.americancentury.com      11


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED MARCH 31, 1999 AND MARCH 31, 1998

Increase in Net Assets                            1999                 1998

OPERATIONS
Net investment income ......................  $80,843,520          $77,799,288
Net realized gain on investments ...........   2,433,855            1,450,246
Change in net unrealized
  appreciation on investments ..............   (9,003,273)         35,274,054
                                            ----------------    ----------------
Net increase in net assets
   resulting from operations ...............   74,274,102          114,523,588
                                            ----------------    ----------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ...........................  (80,723,297)        (77,794,647)
  Advisor Class ............................    (192,401)            (4,641)
                                            ----------------    ----------------
Decrease in net assets from
  distributions to shareholders ............  (80,915,698)        (77,799,288)
                                            ----------------    ----------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
  capital share transactions ...............  143,057,929          130,210,987
                                            ----------------    ----------------
Net increase in net assets .................  136,416,333          166,935,287

NET ASSETS
Beginning of year .......................... 1,286,100,388        1,119,165,101
                                            ----------------    ----------------
End of year ................................ $1,422,516,721      $1,286,100,388
                                            ================    ================
Undistributed net investment income ........       --                $72,178
                                            ================    ================

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


12      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Government Income Trust (the trust), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. GNMA Fund (the fund) is one of the eight funds issued by the trust. The fund seeks to provide a high level of current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-backed Ginnie Mae certificates. The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment advisor, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the fund's custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     FORWARD COMMITMENTS -- The fund may purchase and sell U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains are declared and paid annually.

     At March 31, 1999, accumulated net realized capital loss carryovers of approximately $20,902,640 (expiring in 2003 through 2005) may be used to offset future taxable realized gains.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The trust has entered into a Management Agreement with ACIM that provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from the agreement are brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category fee range from 0.2425% to 0.3600% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended March 31, 1999, the effective annual Investor Class management fee was 0.59%.

     The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the year ended March 31, 1999 were $16,766.

     Certain officers and Trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of U.S.  Treasury and Agency  obligations,  excluding  short-term
investments,   totaled  $1,716,693,145.   Sales  of  U.S.  Treasury  and  Agency
obligations, excluding short-term investments, totaled $1,590,418,462.

     As  of  March  31,  1999,  accumulated  net  unrealized   appreciation  was
$16,351,265 based on the aggregate cost of investments of $1,396,989,453 for federal income tax purposes. Accumulated net unrealized appreciation consisted of unrealized appreciation of $21,510,262 and unrealized depreciation of $5,158,997.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                                   SHARES            AMOUNT
INVESTOR CLASS
Year ended March 31, 1999
Sold ..........................................  53,378,360       $570,181,601
Issued in reinvestment of distributions .......  6,062,643         64,763,962
Redeemed ...................................... (46,668,723)      (498,381,229)
                                               --------------    ---------------
Net increase ..................................  12,772,280       $136,564,334
                                               ==============    ===============

Year ended March 31, 1998
Sold ..........................................  46,751,528       $496,021,137
Issued in reinvestment of distributions .......  5,789,350         61,339,524
Redeemed ...................................... (40,343,016)      (427,609,050)
                                               --------------    ---------------
Net increase ..................................  12,197,862       $129,751,611
                                               --------------    ---------------

ADVISOR CLASS
Year ended March 31, 1999
Sold ..........................................   748,340          $7,995,760
Issued in reinvestment of distributions .......    16,340            174,448
Redeemed ......................................   (157,042)        (1,676,613)
                                               --------------    ---------------
Net increase ..................................   607,638          $6,493,595
                                               ==============    ===============

Period ended March 31, 1998(1)
Sold ..........................................    81,176           $866,914
Issued in reinvestment of distributions .......     408               4,352
Redeemed ......................................   (38,513)          (411,890)
                                               --------------    ---------------
Net increase ..................................    43,071           $459,376
                                               ==============    ===============

(1)  October 9, 1997 (commencement of sale) through March 31, 1998.

--------------------------------------------------------------------------------
5. BANK LOANS

    Effective December 18, 1998, the fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period December 18, 1998 through March 31, 1999.

--------------------------------------------------------------------------------
6. FUND EVENTS

  The following name change became effective March 1, 1999:

           =====================================================================
           NEW NAME                      FORMER NAME
           =====================================================================
  FUND:    GNMA Fund                     American Century - Benham GNMA Fund


                                                 www.americancentury.com      15


GNMA--Financial Highlights
--------------------------------------------------------------------------------

                    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                                                Investor Class
                                          1999         1998         1997         1996          1995
PER-SHARE DATA
Net Asset Value, Beginning of Year ....  $10.67       $10.33       $10.45       $10.18        $10.35
                                       ----------   ----------   ----------   ----------   -----------
Income From Investment Operations
  Net Investment Income ...............   0.64         0.69         0.71         0.74          0.72
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...  (0.05)        0.34        (0.12)        0.27         (0.18)
                                       ----------   ----------   ----------   ----------   -----------
  Total From Investment Operations ....   0.59         1.03         0.59         1.01          0.54
                                       ----------   ----------   ----------   ----------   -----------
Distributions

  From Net Investment Income ..........  (0.64)       (0.69)       (0.71)       (0.74)        (0.71)
                                       ----------   ----------   ----------   ----------   -----------
Net Asset Value, End of Year ..........  $10.62       $10.67       $10.33       $10.45        $10.18
                                       ==========   ==========   ==========   ==========   ===========
  Total Return(1) .....................   5.66%       10.21%        5.84%       10.08%         5.53%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets(2) ..............   0.59%        0.58%        0.55%        0.58%         0.58%
Ratio of Net Investment Income
to Average Net Assets .................   5.98%        6.49%        6.84%        6.98%         7.08%
Portfolio Turnover Rate ...............   119%         133%         105%          64%          120%
Net Assets, End of Year
(in thousands) ........................$1,415,607   $1,285,641   $1,119,165   $1,120,019     $979,670

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.
(2) The ratios for years ended March 31, 1997 and March 31, 1996, include expenses paid through expense offset arrangements.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


16      1-800-345-2021


GNMA--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                    Advisor Class
                                                 1999       1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .......... $10.67      $10.63
                                               ---------   ---------
Income From Investment Operations
  Net Investment Income .......................  0.61        0.31
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ........... (0.05)       0.04
                                               ---------   ---------
  Total From Investment Operations ............  0.56        0.35
                                               ---------   ---------
Distributions
  From Net Investment Income .................. (0.61)      (0.31)
                                               ---------   ---------
Net Asset Value, End of Period ................ $10.62      $10.67
                                               =========   =========
  Total Return(2) .............................  5.40%       3.30%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .........................  0.84%     0.84%(3)
Ratio of Net Investment Income
to Average Net Assets .........................  5.73%     5.92%(3)
Portfolio Turnover Rate .......................  119%        133%
Net Assets, End of Period
(in thousands) ................................ $6,910       $460

(1)  October 9, 1997 (commencement of sale) through March 31, 1998.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)  Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      17


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Government Income Trust and Shareholders of the GNMA Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the GNMA Fund (formerly the American Century - Benham GNMA Fund) (one of the eight funds in the American Century Government Income Trust hereafter referred to as the "Fund") at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. The financial highlights for each of the three years in the period ended March 31, 1997 were audited by other auditors, whose report dated May 2, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

Kansas City, Missouri
May 7, 1999


18      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

      INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

      ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to rollover the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     GNMA  seeks to  provide a high level of  current  income,  consistent  with
safety  of   principal,   by  investing   primarily  in   mortgage-backed   GNMA
certificates. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The SALOMON BROTHERS 30-YEAR GNMA INDEX is a market-capitalization weighted index of 30-year GNMA single-family mortgages.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for GNMA is:

     GNMA FUNDS--funds that invest at least 65% of their assets in Government National Mortgage Association (Ginnie Mae) securities.

[left margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGER
     CASEY COLTON


20      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 16-17.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

* COUPON -- the stated interest rate of a security.

* DURATION EXTENSION -- a lengthening of a mortgage-backed security's duration, typically because of rising interest rates. When interest rates rise sharply, higher interest rates reduce prepayments (which is good for investors), but the lower level of prepayments causes GNMA durations to extend, which makes price declines more severe.

* PREPAYMENT -- paying off a mortgage early, often by selling or refinancing. Prepayments occur most frequently when homeowners refinance their mortgages to take advantage of falling interest rates. Prepayments shorten the lives of mortgage portfolios and force GNMA investors to reinvest in lower-yielding mortgage pools. Therefore, when prepayment levels climb, mortgage analysts increase the prepayment assumptions used to price mortgage-backed securities. As a result, mortgage-backed security durations shorten, limiting the price gains from falling interest rates.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* AVERAGE DURATION -- a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* AVERAGE LIFE -- a measure of the sensitivity of a mortgage-backed securities portfolio to interest rate changes. Although it is similar to weighted average maturity, average life takes into account the gradual payments of principal that occur with mortgage-backed securities. As a result, average life is a better measure of interest rate sensitivity for mortgage-backed securities.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets.

TYPES OF SECURITIES

* GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES (GNMAS) -- mortgage-backed securities issued by the Government National Mortgage Association, a U.S. government agency. A GNMA is backed by a pool of fixed-rate


                                                 www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

mortgages. A GNMA is also backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal. This means GNMA investors will receive their share of interest and principal payments whether or not borrowers make their scheduled mortgage payments.

* REPURCHASE AGREEMENTS (REPOS) --short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days).

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES --debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- Offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- Offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* GROWTH -- Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.




American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9905                                                    Funds Distributor, Inc.
SH-BKT-16272                      (c)1999 American Century Services Corporation

[front cover]
                                                                 MARCH 31, 1999

ANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

---------------------------
INFLATION-ADJUSTED TREASURY

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

AMERICAN CENTURY KEEPS WITH TRADITION
--------------------------------------------------------------------------------

FOLLOWING BENHAM'S FOOTSTEPS

On March 1, we made it easier for you to do business with us. We simplified our organizational structure by eliminating the venerable Benham and Twentieth Century names, and putting all our funds under American Century. The name change will not affect your funds' investment management--the proven Benham investment philosophy, experienced portfolio management teams, and legacy of innovation and high-quality performance remain.

CONSISTENT, SOLID PERFORMANCE--We'll continue to adhere to the investment practices that have helped our fixed-income funds perform so well over the years. In 1998, two-thirds of American Century bond funds beat their peer group average, according to Lipper, Inc.

CONSISTENT INVESTMENT PHILOSOPHY--American Century fixed-income funds will continue to offer a "pure play" on their sector of the market, as they did under Benham.

CONTINUITY OF THE MANAGEMENT TEAM--The investment process is not all that remains the same; we've retained our core team of experienced fixed-income portfolio managers.

    * Experience--The more than 35 fixed-income investment professionals at American Century have an average of nine years of investment management experience.

    * Bigger and better--Since American Century was formed, we've doubled the size of the original Benham management team in our Mountain View, California office.

TRADITION OF INNOVATION--Like Benham before it, American Century is a leader in fixed-income fund innovation. For example, we introduced a total of four new fixed-income funds in the last three years, including the first no-load inflation-adjusted bond fund.

We continue to run our fixed-income operation from our offices in Mountain View, California, which is also home to our walk-in Investor Center.

We look forward to continuing to meet your fixed-income investment needs in the Benham tradition.

WHAT'S NEW . . .

     We now classify our funds in easy-to-remember categories based on objective and risk. The four objective categories are: CAPITAL PRESERVATION, INCOME, GROWTH AND INCOME, and GROWTH. The three risk categories are: CONSERVATIVE, MODERATE, and AGGRESSIVE. This new classification system makes it easier for investors to identify which funds are right for them.

     Turn to the inside back cover of this report to see a list of the funds classified by objective and risk. For definitions of the fund categories, see the Glossary.

Past performance is no guarantee of future results.

[left margin]

INFLATION-ADJUSTED TREASURY
---------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     U.S. inflation remained subdued during the year ended March 31, 1999, which translated into modest returns for Inflation-Adjusted Treasury. There were signs in the first half of 1998 that inflation might pick up due to the strong growth of the U.S. economy, but those expectations were dashed by the global financial crises that erupted last summer.

     However, inflation hasn't vanished completely from the scene. U.S. economic growth accelerated in the fourth quarter of 1998 and maintained a strong pace in the first quarter of 1999. That growth, combined with a tight U.S. labor market and rising oil prices, has fueled renewed expectations of higher consumer prices. While a big inflation increase still seems unlikely, there's a strong consensus view that inflation will be higher in 1999 than in 1998, and that the lowest inflation figures in this business cycle are probably behind us.

     At American Century, our focus continues to be on making us easy to do business with and on helping investors reach their financial goals. In March, we consolidated all our funds under the American Century name. Though we are proud of the venerable Twentieth Century and Benham names, we believe the change makes it simpler for you to identify your funds.

     We also reclassified all 71 of our funds based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     In addition, we've made some enhancements to our Web site (at www.americancentury.com). Among the new features are daily fund information, including return and price data, market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, here's our latest Year 2000 readiness update. Our critical systems have been renovated, tested, and returned to production. We continue to test these systems, as well as participate in industry-wide tests with our business partners.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

[right margin]

                 Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
INFLATION-ADJUSTED TREASURY
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Portfolio Composition
      by Security Type ....................................................    6
   Portfolio Composition
      by Maturity .........................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    9
   Statement of Operations ................................................   10
   Statements of Changes
      in Net Assets .......................................................   11
   Notes to Financial
      Statements ..........................................................   12
   Financial Highlights ...................................................   15
   Report of Independent
      Accountants .........................................................   17
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   18
   Background Information
      Investment Philosophy
         and Policies .....................................................   19
      Comparative Indices .................................................   19
      Investment Team
         Leaders ..........................................................   19
   Glossary ...............................................................   20


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Inflation-indexed securities posted small gains during the year ended March 31, 1999, amid a lack of demand for inflation protection.

* Bond investors began the period concerned about inflation; however, those fears soon evaporated amid a series of global economic crises.

* An expected slowdown in U.S. growth never materialized, either. And with global economies beginning to improve in 1999, the "safe-haven" appeal of Treasurys diminished and their prices fell.

* The prices of Treasury inflation-indexed securities (TIIS) were also dampened by increased supply and relatively light demand.

* With supply growing and demand subdued, real yields (see pages 5- 6 for an explanation of real yields) on 10-year TIIS rose from 3.79% at the start of the period to 3.93% by the end of March.

* Despite the economy's robust growth, the consumer price index rose only 1.7% for the year, translating into a small adjustment to the principal value of TIIS.

FUND PERFORMANCE

* Inflation-Adjusted Treasury's return reflected the increase in the real yields of TIIS and the small increase in inflation.

* The majority of the performance disparity between the fund and its benchmark can be attributed to expenses that reduce the returns of the fund, but which the benchmark doesn't incur.

* The rest of the difference was mainly a result of the underperformance of the portfolio's inflation-indexed government agency issue relative to comparable TIIS.

FUND STRATEGY

* We kept Inflation-Adjusted Treasury's sensitivity to changes in interest rates (duration) neutral relative to its benchmark for most of the fiscal year.

* That meant lengthening duration considerably from April through September as the market extended with the issuance of about $16 billion in 30-year TIIS.

*   Over  the  last  six  months,   however,  we  shortened   Inflation-Adjusted
    Treasury's duration to reflect the infusion of roughly $16 billion in 10-year TIIS into the market.

* Looking ahead, we will continue to emphasize a neutral duration relative to Inflation-Adjusted Treasury's benchmark, a position that should help to ensure that the fund's performance reflects that of the broader inflation-indexed securities market.

[left margin]

       INFLATION-ADJUSTED TREASURY(1)
TOTAL RETURNS:               AS OF 3/31/99
    6 Months                     -0.06%(2)
    1 Year                           3.37%
30-DAY SEC YIELD:                    6.60%
INCEPTION DATE:                    2/10/97
NET ASSETS:                $9.0 million(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  Includes Investor and Advisor Classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 20-21.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, chief investment officer of fixed income

MODEST RETURNS

     Inflation-indexed securities posted small gains during the year ended March 31, 1999. Trailing the returns of the broader Treasury market, Treasury inflation-indexed securities (TIIS) suffered from lackluster interest for inflation protection.

GLOBAL UPHEAVAL . . .

     Bond investors began the period with the specter of inflation at their doorstep--tight labor markets and stronger-than-expected U.S. growth had sparked concern that prices would rise. However, the market's inflation fears evaporated amid a series of global economic crises. By the end of the third quarter of 1998, demand for the safety and liquidity of Treasurys had surged, sending yields to record lows (see the nominal 10-year Treasury yield in the accompanying graph). Worried by the global economic sluggishness, the U.S. Federal Reserve (the Fed) cut short-term interest rates three times between September and November.

 . . . LED TO UNSUSTAINABLE PRICES.

     Despite the ensuing build-up of market expectations for slower U.S. growth and further rate cuts, neither materialized. The U.S. economy expanded at a surprisingly brisk 6% annual pace during the final three months of 1998, and the Fed held rates steady through the first quarter of 1999. Meanwhile, global economies began improving, causing Treasurys' "safe-haven" appeal to diminish. Bereft of support, bond prices fell steadily during the first three months of 1999.

INFLATION-INDEXED BOND MARKET CONTINUED TO GROW

     TIIS prices were also dampened by increased supply--roughly $16 billion of 10-year TIIS and about $16 billion of 30-year TIIS were auctioned by the U.S. Treasury Department during the past year. As a result, the average maturity of the inflation-indexed Treasury market extended to 11.9 years by the end of March. With supply growing and demand for inflation protection subdued, real yields (see pages 5-6 for an explanation of real yields) on 10-year TIIS rose from 3.79% at the start of the period to 3.93% by the end of March.

INFLATION REMAINED TAME

     Defying expectations, the U.S. economy's growth was accompanied by relatively benign inflation levels--the consumer price index (CPI) rose only 1.7% for the year. Low inflation translated into a small change in the principal values of TIIS, which are adjusted based on changes in the CPI. The principal adjustments for the year ended March 31, 1999, totaled 1.67%, only 0.67% of which was provided over the last six months.

[right margin]

"WITH SUPPLY GROWING AND DEMAND FOR INFLATION PROTECTION SUBDUED, REAL YIELDS ON 10-YEAR TIIS ROSE FROM 3.79% AT THE START OF THE PERIOD TO 3.93% BY THE END OF MARCH."

[line graph - data below]

10-YEAR TREASURY YIELD COMPARISON
                       10-Year                  10-Year
DATE                 TIIS Yield             Nominal Treasury
3-Apr-98                3.77%                    5.57%
10-Apr-98               3.80%                    5.66%
24-Apr-98               3.74%                    5.73%
8-May-98                3.78%                    5.77%
22-May-98               3.80%                    5.74%
12-Jun-98               3.75%                    5.52%
26-Jun-98               3.77%                    5.56%
10-Jul-98               3.80%                    5.51%
24-Jul-98               3.80%                    5.56%
14-Aug-98               3.85%                    5.46%
28-Aug-98               3.82%                    5.15%
11-Sep-98               3.68%                    4.89%
25-Sep-98               3.64%                    4.61%
9-Oct-98                3.66%                    4.87%
23-Oct-98               3.61%                    4.78%
13-Nov-98               3.82%                    4.89%
27-Nov-98               3.78%                    4.87%
11-Dec-98               3.82%                    4.69%
25-Dec-99               3.83%                    4.98%
8-Jan-99                3.86%                    5.00%
22-Jan-99               3.82%                    4.77%
12-Feb-99               3.83%                    5.23%
26-Feb-99               3.89%                    5.43%
12-Mar-99               3.95%                    5.32%
26-Mar-99               3.93%                    5.38%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


Inflation-Adjusted Treasury--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                      INVESTOR CLASS (INCEPTION 2/10/97)         ADVISOR CLASS (INCEPTION 6/15/98)
                     INFLATION-    SALOMON       SALOMON      INFLATION-     SALOMON       SALOMON
                      ADJUSTED    INFLATION-     TREASURY      ADJUSTED     INFLATION-     TREASURY
                      TREASURY    LINKED INDEX    INDEX        TREASURY    LINKED INDEX     INDEX
6 MONTHS(1)            -0.06%       -0.01%        -5.17%        -0.16%        -0.01%        -5.17%
1 YEAR                  3.37%        4.10%         7.09%          --            --            --
==================================================================================================
AVERAGE ANNUAL RETURNS
==================================================================================================
LIFE OF FUND            2.23%       3.17%(2)     11.74%(2)       1.94%       2.78%(3)       2.32%(3)

(1) Returns for periods less than one year are not annualized.

(2) Since 2/28/97, the date nearest the class's inception for which data are available.

(3) Since 6/30/98, the date nearest the class's inception for which data are available.

See pages 18-20 for more information about share classes, returns, and the comparative indices.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 3/31/99
Salomon Treasury Index               $12,603
Salomon Inflation-Linked Index       $10,671
Inflation-Adjusted Treasury          $10,543

              Salomon Inflation-     Inflation-Adjusted     Salomon Treasury
                 Linked Index             Treasury                Index
DATE                 VALUE                  VALUE                 VALUE
2/28/97             $10,000                $10,000               $10,000
3/31/97              $9,863                 $9,858                $9,756
4/30/97              $9,932                 $9,920                $9,981
5/31/97              $9,984                 $9,977               $10,099
6/30/97              $9,953                 $9,943               $10,291
7/31/97             $10,045                $10,034               $10,896
8/31/97             $10,077                $10,061               $10,589
9/30/97             $10,096                $10,076               $10,884
10/31/97            $10,206                $10,173               $11,253
11/30/97            $10,260                $10,224               $11,400
12/31/97            $10,213                $10,161               $11,592
1/31/98             $10,266                $10,214               $11,826
2/28/98             $10,256                $10,207               $11,739
3/31/98             $10,250                $10,200               $11,767
4/30/98             $10,287                $10,225               $11,809
5/31/98             $10,354                $10,292               $12,033
6/30/98             $10,382                $10,316               $12,315
7/31/98             $10,431                $10,341               $12,261
8/31/98             $10,448                $10,337               $12,810
9/30/98             $10,672                $10,550               $13,288
10/31/98            $10,691                $10,580               $13,076
11/30/98            $10,684                $10,564               $13,189
12/31/98            $10,614                $10,512               $13,155
1/31/99             $10,741                $10,608               $13,281
2/28/99             $10,666                $10,543               $12,629
3/31/99             $10,671                $10,543               $12,603

$10,000 investment made 2/28/97*

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
Salomon  Treasury  and  Salomon   Inflation-Linked   indices  are  provided  for
comparison. Inflation-Adjusted Treasury's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)
              Inflation-Adjusted     Salomon Inflation-
                  Treasury              Linked Index
DATE               RETURN                 RETURN
3/31/97*           -1.42%                 -1.37%
3/31/98             3.45%                  3.92%
3/31/99             3.37%                  4.10%

* From 2/28/97 (the date nearest the class's inception for which index data are available).


4      1-800-345-2021


Inflation-Adjusted Treasury--Q&A
--------------------------------------------------------------------------------
/photo of Dave Schroeder/

     An   interview   with  Dave   Schroeder,   a   portfolio   manager  on  the
Inflation-Adjusted Treasury fund investment team.

HOW DID THE FUND PERFORM DURING THE YEAR ENDED MARCH 31, 1999?

     Inflation-Adjusted Treasury's return reflected the increase in the real yields of Treasury inflation-indexed securities (TIIS) and the small increase in inflation. For the fiscal year ended March 31, 1999, the fund returned 3.37%,* compared with the 4.10% return of the Salomon Brothers U.S. Inflation-Linked Index. (See the previous page for other fund performance comparisons.)

     The  majority  of the  performance  disparity  between  the  fund  and  its
benchmark   can  be   attributed   to  expenses   that  reduce  the  returns  of
Inflation-Adjusted Treasury, but which the benchmark doesn't incur.

     The rest of the difference was mainly a result of the underperformance of the portfolio's inflation-indexed government agency issue relative to comparable TIIS. Agency securities underperformed Treasurys in 1998--yield spreads, or the interest rate difference between different types of comparable-maturity securities, widened as "flight-to-quality" buying favored the safety and liquidity of Treasurys over other debt securities (see page 3). The portfolio's overweight in 10-year TIIS, and subsequent underweight in TIIS maturing in five and thirty years, also hindered performance.

YOU MENTIONED THAT THE INCREASE IN "REAL YIELDS" WAS PART OF THE REASON BEHIND THE FUND'S SUBDUED RETURNS. HOW DO REAL YIELDS DIFFER FROM NOMINAL ONES?

     Real yields are actually a part of nominal yields, so let's examine them first. Nominal bond yields can be broken down into two components: a real or after-inflation rate and an inflation premium. The inflation premium is the rate of inflation expected over the life of the bond.

     TIIS eliminate the inflation premium and therefore the inflation risk. That means that the securities trade at a real interest rate or yield, while the principal amount of a TIIS is adjusted to compensate the bondholder for inflation increases. And because these securities eliminate the risk that inflation will erode investors' purchasing power, TIIS offer inflation-protected returns.

     However, with inflation remaining tame during the past year, demand for inflation-indexed securities was slim, causing TIIS prices to edge lower and their real yields to rise.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"INFLATION-ADJUSTED TREASURY'S RETURN REFLECTED THE INCREASE IN THE REAL YIELDS OF TREASURY INFLATION-INDEXED SECURITIES AND THE SMALL INCREASE IN INFLATION."

PORTFOLIO AT A GLANCE
                               3/31/99           3/31/98
NUMBER OF SECURITIES             4                  3
WEIGHTED AVERAGE
   MATURITY                   11.3 YRS            6.9 YRS
AVERAGE DURATION               8.5 YRS            5.9 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)              0.49%             0.50%

YIELD AS OF MARCH 31, 1999
                              INVESTOR           ADVISOR
                                CLASS             CLASS
30-DAY SEC YIELD                6.60%             6.52%

Investment terms are defined in the Glossary on pages 20-21.


                                                  www.americancentury.com      5


Inflation-Adjusted Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

SO THE YIELDS ON INFLATION-INDEXED SECURITIES ARE REAL RATHER THAN NOMINAL?

     That's correct. TIIS trade based on their real yields, and the principal, or face value amount, of the security is adjusted to account for changes in inflation. To gauge inflation, the government uses the consumer price index
(CPI), lagged three months. For example, CPI rose in March, and that increase will be applied to TIIS prices in May. And because CPI adjustments are treated as income, an increase in consumer prices causes the fund's 30-day SEC yield to rise.

     So after adding that adjustment to the real yields currently offered by TIIS, the 30-day SEC yield on Inflation-Adjusted Treasury should rise from 5.17% on April 30 to over 7% by the start of June. That's quite an attractive yield compared with the nominal 10-year Treasury, which offered a yield of only 5.32% at the end of April.

ARE LARGE MONTHLY YIELD SWINGS TYPICAL FOR INFLATION-ADJUSTED TREASURY?

     Yes. The fund's 30-day SEC yield has been as low as 2.71% in March 1997 and as high as 6.96% in December 1998. As we've discussed, the yield varies depending on CPI adjustments.

     During a month where there's little change to the CPI, Inflation-Adjusted Treasury's 30-day SEC yield will be close to the prevailing real yields on TIIS. Likewise, in a month that TIIS prices rise because of a previous increase in the CPI, the fund's yield will reflect not only real yields, but also the increase that comes from the annualized principal adjustment.

SPEAKING OF ADJUSTMENTS, HOW DID  YOU MANAGE THE PORTFOLIO DURING THE FISCAL
YEAR?

     Most importantly, we kept Inflation-Adjusted Treasury's sensitivity to changes in interest rates (duration) neutral relative to its benchmark for most of the fiscal year. That meant lengthening duration considerably from April through September as the market extended with the issuance of $16 billion in 30-year TIIS.

     Over the last six months, however, we shortened the portfolio's duration from 9.2 years to 8.5 years to reflect the infusion of $16 billion in 10-year TIIS into the market.

LOOKING AHEAD, WHERE DO YOU THINK INFLATION AND INTEREST RATES ARE HEADED?

     So far this year, U.S. growth has remained surprisingly robust and relatively inflation free. Powered by the biggest increase in consumer spending in 11 years, the economy grew at a greater-than-expected 4.5% annual pace during the first quarter of 1999. However, accompanying that vibrant growth has been minimal inflation--consumer prices rose a mere 1.7% for the year ended March 31

     Although we expect U.S. monetary policy to remain on hold throughout 1999, the economy's surprising vitality during the first quarter increases the risk that the Fed will be forced to raise interest rates.

[left margin]

"THE FUND'S 30-DAY SEC YIELD HAS BEEN AS LOW AS 2.71% IN MARCH 1997 AND AS HIGH AS 6.96% IN DECEMBER 1998. . .THE YIELD VARIES DEPENDING ON CPI ADJUSTMENTS."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF MARCH 31, 1999
U.S. Treasury Securities             69%
U.S. Government Agency Securities    31%

AS OF SEPTEMBER 30, 1998
U.S. Treasury Securities             70%
U.S. Government Agency Securities    30%

Security types are defined on pages 20-21.


6      1-800-345-2021


Inflation-Adjusted Treasury--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

DO YOU THINK INFLATION WILL REMAIN THAT WELL BEHAVED GOING FORWARD?

     That's always a possibility, but we think it's an unlikely one. Low crude oil costs dampened overall consumer prices in 1998--as measured by a component of the CPI, fuel prices fell 8.8% last year. Unfortunately, that support has been knocked aside in 1999--oil prices reached 16-month highs at the end of April following OPEC's decision to decrease production.

     As a result, we believe that consumer prices will begin to increase and wouldn't be surprised to see overall CPI rise by as much as 2-2.5% by year end. Although consumer prices may increase later this year, inflation has been well behaved in the '90s--annual CPI increases have ranged from 6.1% in 1990 to only 1.6% in 1998.

WITH THOSE POINTS IN MIND, WHAT'S YOUR OUTLOOK FOR INFLATION-INDEXED SECURITIES

     We think that inflation-indexed securities offer very good relative value right now compared with other types of U.S. government bonds. As inflationary pressures have begun to build, we've seen investor interest begin to pick up. That interest has been partially fueled by the attractiveness of real yields; at around a 4% real yield, 10-year TIIS adjusted for the latest inflation figure would have a nominal yield of around 5.7%.

     If the CPI rises to around 2.5%, then the nominal yield of a 10-year TIIS would be 6.5%, which compares favorably with traditional 10-year Treasury notes now yielding between 5.25% and 5.5%. Also, if inflation begins to rise, then the prices of regular Treasurys will likely fall in response, while inflation-indexed securities may see a surge of renewed interest.

DO YOU INTEND TO MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO IN LIGHT OF THAT OUTLOOK?

     No. We plan to continue emphasizing a neutral duration relative to Inflation-Adjusted Treasury's benchmark, which should help ensure that the fund's performance reflects that of the broader inflation-indexed securities market. To accomplish that goal, we will probably keep the majority of the portfolio in TIIS and maintain the remaining 30-35% in agencys. Overall, we will continue to manage the fund conservatively to provide investors with a long-term, inflation-protected vehicle.

[right margin]

"IF CPI RISES TO AROUND 2.5%, THEN THE NOMINAL YIELD OF A 10-YEAR TIIS WOULD BE 6.5%, WHICH COMPARES FAVORABLY WITH TRADITIONAL 10-YEAR TREASURY NOTES YIELDING BETWEEN 5.25% AND 5.5%."

[pie charts - data below]

PORTFOLIO COMPOSITION BY MATURITY

AS OF MARCH 31, 1999
10-Year Notes         84%
30-Year Bonds         16%

AS OF SEPTEMBER 30, 1998
10-Year Notes         40%
30-Year Bonds         31%
5-Year Notes          29%


                                                  www.americancentury.com      7


Inflation-Adjusted Treasury--Sched. of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES--68.9%
               $3,784,795  U.S. Treasury Inflation Indexed
                              Notes, 3.375%, 1/15/07              $3,642,866
                1,016,910  U.S. Treasury Inflation Indexed
                              Notes, 3.625%, 1/15/08                 992,758
                1,447,444  U.S. Treasury Inflation Indexed
                              Bonds, 3.625%, 4/15/28               1,382,762
                                                                 ------------
TOTAL U.S. TREASURY SECURITIES                                     6,018,386
                                                                 ------------
   (Cost $6,112,335)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES--31.1%
               $2,903,404  TVA Inflation Indexed Notes,
                              3.375%, 1/15/07                     $2,718,297
                                                                 ------------
   (Cost $2,787,980)

TOTAL INVESTMENT SECURITIES--100.0%                               $8,736,683
                                                                 ============
   (Cost $8,900,315)

NOTES TO SCHEDULE OF INVESTMENTS

TVA = Tennessee Valley Authority

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


8      1-800-345-2021


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

MARCH 31, 1999

ASSETS
Investment securities, at value
  (identified cost of $8,900,315)
  (Note 3) ...............................................          $ 8,736,683
Cash .....................................................                  395
Investment in affiliated money
  market fund (Note 2) ...................................              197,850
Interest and other receivables ...........................               78,140
                                                                    -----------
                                                                      9,013,068
                                                                    -----------
LIABILITIES
Disbursements in excess
  of demand deposit cash .................................                4,914
Payable for capital shares redeemed ......................                5,642
Accrued management fees (Note 2) .........................                3,763
Distribution and service fees
  payable (Note 2) .......................................                    4
Dividends payable ........................................                8,084
                                                                    -----------
                                                                         22,407
                                                                    -----------
Net Assets ...............................................          $ 8,990,661
                                                                    ===========

NET ASSETS CONSIST OF:
Capital paid in ..........................................          $ 9,224,890
Accumulated net realized
  loss on investments ....................................              (70,597)
Net unrealized depreciation
  on investments (Note 3) ................................             (163,632)
                                                                    -----------
                                                                    $ 8,990,661
                                                                    ===========

Investor Class
Net assets ...............................................          $ 8,980,426
Shares outstanding .......................................              947,516
Net asset value per share ................................          $      9.48

Advisor Class
Net assets ...............................................          $    10,235
Shares outstanding .......................................                1,080
Net asset value per share ................................          $      9.48

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                  www.americancentury.com      9


Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 1999

INVESTMENT INCOME
Income:
Interest ..................................................           $ 373,125
                                                                      ---------
Expenses (Note 2):
Management fees ...........................................              34,333
Distribution fees -- Advisor Class ........................                  20
Service fees -- Advisor Class .............................                  20
Trustees' fees and expenses ...............................                 327
                                                                      ---------
  Total expenses ..........................................              34,700
Amount reimbursed .........................................                 (76)
                                                                      ---------
  Net expenses ............................................              34,624
                                                                      ---------
Net investment income .....................................             338,501
                                                                      ---------

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investments ..........................             (20,024)
Change in net unrealized
  depreciation on investments .............................            (111,410)
                                                                      ---------
Net realized and unrealized
  loss on investments .....................................            (131,434)
                                                                      ---------
Net Increase in Net Assets
  Resulting from Operations ...............................           $ 207,067
                                                                      =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


10      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED MARCH 31, 1999 AND MARCH 31, 1998

Increase in Net Assets                                 1999             1998

OPERATIONS
Net investment income ........................     $   338,501      $   183,628
Net realized loss on investments .............         (20,024)         (50,573)
Change in net unrealized
  depreciation on investments ................        (111,410)          (6,914)
                                                   -----------      -----------
Net increase in net assets
   resulting from operations .................         207,067          126,141
                                                   -----------      -----------
DISTRIBUTIONS TO
SHAREHOLDERS From net investment income:
  Investor Class .............................        (338,135)        (183,628)
  Advisor Class ..............................            (366)            --
                                                   -----------      -----------
Decrease in net assets from
  distributions to shareholders ..............        (338,501)        (183,628)
                                                   -----------      -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets from
  capital share transactions .................       3,842,717        3,059,489
                                                   -----------      -----------
Net increase in net assets ...................       3,711,283        3,002,002

NET ASSETS
Beginning of year ............................       5,279,378        2,277,376
                                                   -----------      -----------
End of year ..................................     $ 8,990,661      $ 5,279,378
                                                   ===========      ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      11


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Inflation-Adjusted Treasury Fund (the fund) is one of the eight funds issued by the trust. The fund's investment objective is to provide a total return consistent with investment in U.S. Treasury inflation-adjusted securities. The fund may also invest in U.S. Treasury securities which are not indexed to inflation for liquidity and total return, or if at any time the manager believes there is an inadequate supply of appropriate Treasury inflation-adjusted securities in which to invest. The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class commenced on June 15, 1998. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment advisor, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the fund's custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

     At March 31, 1999, accumulated net realized capital loss carryovers of approximately $56,725 (expiring in 2006 through 2007) may be used to offset future taxable gains.

     The fund has elected to treat $9,570 of net realized losses incurred in the five month period ended March 31, 1999, as having been incurred in the following fiscal year.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.


12      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 1999

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The trust has entered into a Management Agreement with ACIM that provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category fee range from 0.1625% to 0.2800% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended March 31, 1999, the effective annual Investor Class management fee was 0.51%.

     The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the year ended March 31, 1999 were $40.

     Certain officers and Trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.

     As of March 31, 1999, the fund had invested $197,850 in shares of Capital Preservation Fund, which is a series of American Century Government Income Trust. The terms of the transaction were identical to those with non-related entities except that, to avoid duplicate management fees, the fund did not pay ACIM management fees with respect to assets invested in Capital Preservation Fund.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases and sales of U.S. Treasury and Agency obligations, excluding short-term investments, totaled $12,136,043 and $8,621,764, respectively.

     As of March 31, 1999, accumulated net unrealized depreciation was $167,934, based on the aggregate cost of investments for federal income tax purposes of $8,904,617. Accumulated net unrealized depreciation consisted entirely of unrealized depreciation of $167,934.


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the fund were as follows (unlimited number of shares authorized):

                                                       SHARES          AMOUNT
INVESTOR CLASS
Year ended March 31, 1999
Sold ............................................      663,668      $ 6,372,276
Issued in reinvestment of distributions .........       31,279          300,195
Redeemed ........................................     (295,763)      (2,840,158)
                                                      --------      -----------
Net increase ....................................      399,184      $ 3,832,313
                                                      ========      ===========

Year ended March 31, 1998
Sold ............................................      539,728      $ 5,246,272
Issued in reinvestment of distributions .........       17,153          166,664
Redeemed ........................................     (242,312)      (2,353,447)
                                                      --------      -----------
Net increase ....................................      314,569      $ 3,059,489
                                                      ========      ===========

ADVISOR CLASS
June 15, 1998(1) through March 31, 1999
Sold ............................................        1,043      $    10,051
Issued in reinvestment of distributions .........           37              353
Redeemed ........................................         --               --
                                                      --------      -----------
Net increase ....................................        1,080      $    10,404
                                                      ========      ===========

(1)  Commencement of sale of the Advisor Class.

--------------------------------------------------------------------------------
5. BANK LOANS

    Effective December 18, 1998, the fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period December 18, 1998 through March 31, 1999.

--------------------------------------------------------------------------------
6. FUND EVENTS

  The following name change became effective March 1, 1999:

           =====================================================================
           NEW NAME                           FORMER NAME
           =====================================================================

  FUND:    Inflation-Adjusted Treasury Fund   American Century - Benham
                                              Inflation-Adjusted Treasury Fund


14      1-800-345-2021


Inflation-Adjusted Treasury--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                     Investor Class
                                             1999          1998          1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..   $    9.63     $    9.74     $   10.00
                                          ---------     ---------     ---------
Income From Investment Operations
  Net Investment Income ...............        0.47          0.44          0.06
  Net Realized and Unrealized Loss
  on Investment Transactions ..........       (0.15)        (0.11)        (0.26)
                                          ---------     ---------     ---------
  Total From Investment Operations ....        0.32          0.33         (0.20)
                                          ---------     ---------     ---------
Distributions
  From Net Investment Income ..........       (0.47)        (0.44)        (0.06)
                                          ---------     ---------     ---------
Net Asset Value, End of Period ........   $    9.48     $    9.63     $    9.74
                                          =========     =========     =========
  Total Return(2) .....................        3.37%         3.45%        (1.98)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............        0.49%         0.50%         0.50%(3)
Ratio of Net Investment Income
  to Average Net Assets ...............        4.84%         4.45%         5.03%(3)
Portfolio Turnover Rate ...............         127%           69%         --
Net Assets, End of Period
(in thousands) ........................   $   8,980     $   5,279     $   2,277

(1)  February 10, 1997 (inception) through March 31, 1997.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      15


Inflation-Adjusted Treasury--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                 Advisor Class
                                                                    1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ......................         $  9.64
                                                                    -------
Income From Investment Operations
  Net Investment Income ...................................            0.34
  Net Realized and Unrealized Loss
  on Investment Transactions ..............................           (0.16)
                                                                    -------
  Total From Investment Operations ........................            0.18
                                                                    -------
Distributions
  From Net Investment Income ..............................           (0.34)
                                                                    -------
Net Asset Value, End of Period ............................         $  9.48
                                                                    =======
  Total Return(2) .........................................            1.94%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...................................            0.74%(3)
Ratio of Net Investment Income
  to Average Net Assets ...................................            4.56%(3)
Portfolio Turnover Rate ...................................             127%
Net Assets, End of Period (in thousands) ..................         $    10

(1)  June 15, 1998 (commencement of sale) through March 31, 1999.
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)  Annualized.

                                              See Notes to Financial Statements


16      1-800-345-2021


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Government Income Trust and Shareholders of the Inflation-Adjusted Treasury Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation-Adjusted Treasury Fund (formerly the American Century - Benham Inflation-Adjusted Treasury Fund) (one of the eight funds in the American Century Government Income Trust hereafter referred to as the "Fund") at March 31, 1999, the results of its operations, the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. The financial highlights for the period ended March 31, 1997 were audited by other auditors, whose report dated May 2, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

Kansas City, Missouri
May 7, 1999


                                                 www.americancentury.com      17


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

      INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to rollover the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     INFLATION-ADJUSTED TREASURY seeks to provide a total return and inflation protection consistent with an investment in inflation-indexed securities issued by the U.S. Treasury. The fund has no average maturity limitations. Fund shares are not guaranteed by the U.S. government.

COMPARATIVE INDICES

     The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The SALOMON BROTHERS TREASURY INDEX is an index of U.S. Treasury securities with maturities greater than 10 years.

     The  SALOMON   BROTHERS  U.S.   INFLATION-LINKED   INDEX  is  an  index  of
inflation-linked U.S. Treasury securities.

[right margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGER
     DAVE SCHROEDER


                                                 www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 15-16.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The fund's net investment income includes both interest and the principal adjustment on inflation-indexed securities. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

* COUPON -- the stated interest rate of a security.

SECURITY TYPES

* U.S. TREASURY INFLATION-INDEXED SECURITIES (TIIS) -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.


20      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

* U.S. GOVERNMENT AGENCY INFLATION-INDEXED SECURITIES -- similar to the Treasury securities, but issued by U.S. government agencies such as the Tennessee Valley Authority.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- Offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- Offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* GROWTH -- Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                 www.americancentury.com      21


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22      1-800-345-2021


Notes
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                                                 www.americancentury.com      23


Notes
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24      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.




American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9905                                                    Funds Distributor, Inc.
SH-BKT-16271                      (c)1999 American Century Services Corporation